                                 AmSouth Funds



                              SEMI-ANNUAL REPORT

                               January 31, 2000
















            AMSOUTH                                       AMSOUTH
          MUTUAL FUNDS
          ------------                                  AMSOUTH BANK
BISYS Fund Services, Distributor                      Investment Advisor



                               Not FDIC Insured

                               Table of Contents

                Message From the Chairman and Investment Advisor
                                     Page 1

                      Statements of Assets and Liabilities
                                    Page 31

                            Statements of Operations
                                    Page 35

                      Statements of Changes in Net Assets
                                    Page 39

                       Schedules of Portfolio Investments
                                    Page 45

                         Notes to Financial Statements
                                    Page 93

                              Financial Highlights
                                    Page 107


   The AmSouth Funds, like all mutual funds, are NOT
 FDIC INSURED nor insured by any other agency and are
    not obligations or deposits of, or endorsed or
       guaranteed by, AmSouth Bank or any of its affiliates. Investment products involve investment risk, including the possible loss of principal.

                                Message From the Chairman and Investment Advisor
Dear Shareholders:

We are pleased to send you this semiannual report for the six-month period ended January 31, 2000, a period marked by extraordinary volatility in the financial markets, and the beginning of a new era for the AmSouth Funds and our shareholders.

Last year, AmSouth Bancorporation, our investment advisor's parent, bought First American National Bank of Nashville, Tennessee. As a result, First American's ISG Funds merged into the AmSouth Funds on March 13, 2000.

We are excited by this great opportunity for the fund family and our shareholders. We believe the joining of our two fund families will provide you, our shareholders, with notable benefits, including:

 . More fund choices. The merger significantly increased the number of funds available to you, to 29 separate funds, with total assets of more than $7 billion. Larger fund families often are exposed to greater investment opportunities, to the benefit of their shareholders.

 . Additional diversification. New funds added to our lineup include some excellent offerings from the ISG family, including the Mid Cap Fund, Large Cap Fund, International Equity Fund and a series of five strategic portfolios--ranging from aggressive to conservative--that are designed to meet individual tolerance for risk and time horizons.

 . Continued management strength. To complement its in-house investment management group, AmSouth continues to go outside the bank identifying portfolio managers with consistent, long-term superior performance. These managers may have been available in the past only to institutional and larger investors:

The "new" fund family covers just about the entire investment spectrum, giving shareholders the opportunity to capitalize on opportunities in most any sector, and to spread risk among many different asset classes.

 . AmSouth Large Cap Fund
 . AmSouth Mid Cap Fund
 . AmSouth Small Cap Fund/1/
 . AmSouth Growth Fund (formerly Capital Growth Fund)
 . AmSouth Value Fund (formerly Equity Fund)
 . AmSouth Capital Growth Fund
 . AmSouth Equity Income Fund
 . AmSouth International Equity Fund/2/
 . AmSouth Select Equity Fund
 . AmSouth Enhanced Market Fund
 . AmSouth Balanced Fund
 . AmSouth Strategic Portfolios: Aggressive Growth Portfolio
 . AmSouth Strategic Portfolios: Growth Portfolio
 . AmSouth Strategic Portfolios: Growth and Income Portfolio
 . AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio . AmSouth Strategic Portfolios: Current Income Portfolio
 . AmSouth Bond Fund
 . AmSouth Limited Term Bond Fund (formerly Limited Maturity Fund)
 . AmSouth U.S. Government Fund (formerly U.S. Government Income Fund) . AmSouth Limited Term U.S. Government Fund
 . AmSouth Municipal Bond Fund/3/

 . AmSouth Florida Tax-Exempt Bond Fund/3/,/4/ (formerly Florida Tax-Free Bond
 Fund)
 . AmSouth Tennessee Tax-Exempt Bond Fund/3/,/4/
 . AmSouth Limited Term Tennessee Tax-Exempt Bond Fund/3/,/4/
 . AmSouth Prime Money Market Fund (formerly Prime Obligations Money Market
 Fund)/5/
 . AmSouth U.S. Treasury Money Market Fund/5/
 . AmSouth Treasury Reserve Money Market Fund/5/
 . AmSouth Tax-Exempt Money Market Fund/3/,/5/
 . AmSouth Institutional Prime Obligations Money Market Fund/5/

Finally, if you are wondering whether the reorganization will have any tax impact on your holdings, rest assured that the move is considered a "tax-free merger." The merger itself will not cause a taxable event in your portfolio.

Stocks showed deceptive rallies
What can investors make of the stock market during the last six months? If we look at the prominent market averages, especially the S&P 500 Stock Index/6/ and the Nasdaq Composite Index/7/, we see that they were up for the period. But appearances in the financial markets can be especially deceiving. Investors who chased after a handful of hot momentum stocks--especially in the technology, telecommunications and biotech sectors--emerged with handsome profits. Investors who looked elsewhere were markedly disappointed. In particular, the time-tested approach of searching out "value"--seeking stocks with attractive fundamental valuations and good stories--failed to produce adequate returns.

The equity markets were further rattled by an unusually harsh January, the final month of our reporting period. In most years, the so-called "January effect" lifts stocks across the board. But until a furious rally boosted sagging stock prices on the very last day of the month, January 2000 was turning out to be the worst January on record.

These trends have continued into our next reporting period, with tech, telecom and biotech continuing to flourish at the expense of every other sector. As I write this letter in late February, the Dow Industrial Average/8/ recently closed below 10,000 for the first time since April 1999. This represented a decline in the Dow of nearly 16 percent from its closing high of 11,722, which it reached on January 14; this severe a drop must be considered a "correction" for the Dow. The S&P 500 has also flirted with correction territory.

All of which speaks to the value of diversifying equity portfolios among different types of stock funds. We have long offered a broad range of choices. With new selections coming from the ISG Funds, you will now be able to diversify into additional markets, including the international arena--where many countries have outperformed the U.S. market, and could continue to do so in the future./2/

Bonds suffered from interest-rate pressures
To put it bluntly, fixed-income investments of nearly every type had a terrible time during the last six months. There was no mystery to this decline; bonds live and die with interest rate activity, and rates climbed sharply and steadily throughout the period, thus depressing bond prices.

The Federal Reserve (the "Fed"), which had favored the bond market with three rate cuts in 1998, changed direction and began raising rates in 1999. During the period, the Fed raised rates twice. This would have been bad enough, but these rate hikes actually followed an initial rate increase shortly before the period began, another just days after the period ended. On a positive note, we believe the Fed's tighter monetary policy will set the stage for lower bond yields late in the year.

Where do bonds go from here? Actually, some longer-term issues, such as the 30-year Treasury bond, have gained some ground in 2000. And while we would not be surprised to see the Fed raise rates once or twice more--Chairman Greenspan continues to express fears of inflation, though few signs of inflation have appeared on the horizon--we think bonds have relatively good value going forward. As with our long-term outlook toward bonds, we are not going to let interest-rate volatility deter us from our key, fixed-income objectives: to invest your money in relatively secure issues that offer solid current income and prospects for moderate, long-term gains.

Going forward, we are not discouraged by current market conditions. We measure our success not in days, weeks or even months, but over longer market cycles--a philosophy with which we hope you agree. And now, with the acquisition of new funds from ISG, we look forward to helping you achieve your financial goals with even greater success. We thank you for your continued support.

Sincerely,

/s/ J. DAVID HUBER

J. David Huber
Chairman
AmSouth Funds

/s/ BRIAN B. SULLIVAN

Brian B. Sullivan
Chief Investment Officer
AmSouth Bank

/1/Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
/2/International investing involves increased risk and volatility.
/3/The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/4/Regional Funds may be subject to additional risk, since the securities they invest in are located in one geographical location.
/5/Investments in the Prime, the U.S. Treasury, the Treasury Reserves, the Tax-
  Exempt and the Institutional Prime Obligations Money Market Funds are neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there is no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.
/6/The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole.
/7/The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as the National Market System-traded foreign common stocks and ADR's.
/8/The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks (the average is computed by adding the prices of the 30 stocks splits, stock dividends and substitutions of stocks).

The above indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The AmSouth Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                                                  The AmSouth Equity Income Fund
The AmSouth Equity Income Fund is subadvised by Rockhaven Asset Management, and managed by Christopher Wiles, CFA. President and chief investment officer of Rockhaven, Mr. Wiles has more than 16 years of investment management experience. He holds an MBA and a bachelor's degree in finance.

Riding the tech wave to profits
For the six months ended January 31, 2000, the AmSouth Equity Income Fund produced a total return of 17.66% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index rose 5.58%.

If we had to attribute our outperformance to one factor, it would be our allocation to technology. The tech sector was the place to be during the period, as it was for most of 1999. By being "sector neutral" to the S&P 500-- following that index's sector allocation--we had a 30% position in technology. Most other equity income managers, on the other hand, steered clear of tech names. Our weighting in technology was clearly the reason that we finished considerably above our peer average.

Of course, we wanted to find a way to play the tech sector while still generating an above-average yield, so we used convertible securities in order to get yield and be involved in what proved to be a very hot area of the market.

Our decision to play the very volatile tech sector was consistent with our long-time philosophy. We do not believe it is possible to time the market, or time individual sectors. We attempt to stay fully invested in the market, and we remain sector-neutral to the S&P 500, our primary benchmark. We do not try to second-guess the market. We try to pick the best names within each sector. For that reason, while the index has 500 securities, we hold roughly only 50 stocks in our portfolio.

As mentioned earlier, we not only provided our shareholders with solid market participation, we did it with above-average income. As of January 31, 2000, the Fund's yield was 2.75%, more than twice the S&P 500's yield of 1.14%.*

Corning: Not your mother's bakeware company
One of our big wins during the period came with Corning Glass (2.18% of the Fund's net assets). The company is rid of its old bakeware business and is now a leader in fiber optics. Not only has the stock done well, but, the whole fiber optic group has been a hot sector in the market as well. Corning was a great stock for us.*

Another winner was BCE, Inc. (3.68%), a Canadian company. BCE has a very large stake in Nortel, which was an explosive growth story during the last six months, and BCE participated in that success.*

As of January 31, 2000, the Fund's top five holdings were BCE, Inc. (3.68%), Amdocs Convertible (3.41%), COSTCO Convertible (3.11%), Nextel Convertible (3.00%) and General Electric (2.86%).*

A fast and furious market
The most certain thing we can say about the next six to 12 months is that the market is going to be very volatile. The Fed does not have the power it once did to move markets. The market is more democratic than it is ever been--that is, individual investors have more to say about the direction of stock prices. What this generally means is increased volatility.

Overall, the world still looks like a pretty good place. The U.S. economy is growing; global economies are growing; and inflation is still relatively subdued--although we see signs of wage inflation. This is a good environment for stocks. But we still believe what we will see is a narrow advance, with relatively few issues moving up significantly.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was 12.34%. For the same period, the total return set forth reflected the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                  The AmSouth Equity Income Fund





                                    [GRAPH]

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
            AmSouth          AmSouth        AmSouth        S&P
          Equity Income    Equity Income  Equity Income    500
          Fund Class A      Fund Trust    Fund Class B    Stock
             Shares           Shares        Shares        Index
             ------           ------        ------        -----
3/20/97      9,550            10,000        10,000        10,000
7/97        11,409            11,948        11,421        12,633
7/98        12,073            12,669        12,142        15,136
7/99        13,784            14,497        13,915        18,193
1/00        16,218            17,091        16,359        19,208

                    Average Annual Total Return
-------------------------------------------------------------------
                                                   Since
As of                         1                  Inception
January 31, 2000             Year                (3/20/97)
-------------------------------------------------------------------
Class A Shares*              16.86%                18.36%
-------------------------------------------------------------------
Class B Shares**             16.49%                18.72%
-------------------------------------------------------------------
Trust Shares                 22.85                 20.54%
-------------------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.


Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999 the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                          The AmSouth Value Fund
(On December 1, 1999, the Fund's name was changed from the AmSouth Equity Fund to the AmSouth Value Fund.)

The AmSouth Value Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 26 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

The market rose on the backs of a few stocks
For the six months ended January 31, 2000, the AmSouth Value Fund produced a total return of -8.75% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index rose 5.58%.

We see opportunity in financial services and paper
The Fund has a strong value orientation. The areas in which we have the most exposure--including financial services and some raw materials (such as energy, paper and forest products)--appear, on a historical basis, to be extremely undervalued and, therefore, quite attractive to us. Measured by earnings, cash flow and yield, these sectors are all well below historical standards.

In the case of raw materials, many companies also are enjoying upward pricing leverage. For example, the price of oil has roughly doubled in the past 12 months. In our opinion, the paper industry has little or no additional capacity coming on line over the next couple of years--which has helped push paper prices much higher. Nevertheless, the market has shown little concern about oil and paper companies, and their stocks have gone nowhere.

This situation has been both frustrating and exciting. We are disappointed that many stocks with excellent histories have not produced equally strong returns. At the same time, we are heartened by the fact that it has been easier to find stocks that appear to be attractively priced.

In the paper sector, we favor International Paper (2.22% of the Fund's net assets), Willamette (1.94%) and Weyerhauser (2.25%). All of these companies have good leverage to improve pricing and we are seeing prices rise on all grades of paper, while there is little new capacity. We believe this could set up these companies for strong earnings in the next 12 to 18 months.*

As of January 31, 2000, the Fund's top five holdings were Cabletron (3.12%), St. Paul Company (2.69%), Marsh & McLennen (2.67%), May Department Stores (2.52%) and Washington Mutual (2.40%).*

A broader market is essential
For the market to remain healthy, we need to see positive performance spread to a wider group of stocks. The more concentrated market leadership becomes, the less healthy the environment for the market as a whole. As for interest rates, we think that what the Fed wants to do, it has largely done. That is not to say the Fed will not raise rates again; we would not be surprised if they hiked rates at least one more time. We feel that with four rate increases in the last eight months, most of the Fed's tightening is probably behind us. However, if commodity prices continue to stay high, we could see a decline in corporate profits, which would adversely affect stock prices.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was -12.85%. For the same period, the total return set forth reflected the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                          The AmSouth Value Fund
                                    [GRAPH]

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                                                                       S&P 500
          AmSouth Value Fund   AmSouth Value Fund  AmSouth Value Fund   Stock
           (Class A Shares)     (Class B Shares)     (Trust Shares)     Index
1/90             9,550              10,000              10,000          10,000
7/90            10,100              10,576              10,576          11,014
7/91            10,956              11,472              11,472          12,421
7/92            12,372              12,956              12,956          14,006
7/93            14,080              14,744              14,744          15,221
7/94            15,194              15,910              15,910          16,011
7/95            18,119              18,973              18,974          20,182
7/96            20,126              21,075              21,077          23,524
7/97            28,650              30,001              30,004          35,784
7/98            32,186              33,497              33,742          33,811
7/99            36,987              38,198              38,947          51,335
1/00            33,752              34,724              35,538          54,206

Average Annual Total Return
As of                 1        5       10
January 31, 2000    Year     Year     Year
Class A Shares*    -6.58%   16.06%   12.94%
Class B Shares**   -7.05%   16.50%   13.26%
Trust Shares       -2.06%   17.26%   13.52%

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.


Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Value Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                    AmSouth Enhanced Market Fund
The AmSouth Enhanced Market Fund is subadvised by OakBrook Investments, and managed by Neil Wright, Janna Sampson and Peter Jankovskis. Mr. Wright has 19 years of investment experience and received his Ph.D in economics from the Massachusetts Institute of Technology. Ms. Sampson has 18 years of investment management experience and has a master's degree in economics from Georgia State University. Mr. Jankovskis has seven years of investment management experience and holds a Ph.D in economics from the University of California at Santa Barbara.

We benefited from our investments in "volatile stocks'
For the six months ended January 31, 2000, the Fund produced a total return of 6.05% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Index rose 5.58%.

We categorize stocks by their volatility, paying special attention to volatile and stable stocks. As we define them, "volatile stocks" have prices that tend to change by a large degree, either up or down, from month to month. By contrast, "stable stocks" have prices that change much less from month to month.

The period saw a continuation of the divergence between volatile stocks and stable stocks. After a brief, mid-summer sell-off, volatile stocks took off again, with a relatively narrow handful of technology and biotech issues driving the market higher. Despite the Fed's two interest-rate hikes during the period (following one just before the period began), investors decided to overlook rate concerns and poured more money into these volatile stocks.

The Fund seeks to invest at least 80% of its assets in equity securities taken from the S&P 500. We look at the names within the S&P and apply stringent risk controls. These risk controls help the Fund maintain risk characteristics similar to the S&P. Consequently, the Fund did well during the time when volatile stocks were in favor.

Our strategy led us to the best sectors
The Fund's slight outperformance was due to overweightings in the technology and energy sectors, which did very well during the period. We also benefited from an underweighting in consumer staples, an area that was markedly unproductive. Obviously, holding fewer losing stocks is as important as owning winning names. Outside of these three sectors, the Fund was approximately market-neutral to the S&P 500, which means that we had roughly the same sector allocation as the broader market.

The Fund enjoyed a great deal of success in many areas. Cisco (2.62% of the Fund's net assets) is a powerful leader in its industry and is now the second-highest capitalized stock in the world, behind Microsoft (4.32%), which we also own. Wal-Mart (1.79%), in which we are overweighted, had a sterling period, returning more than 29%. In the energy sector, we held twice the market weighting in Schlumberger, and the stock responded nicely, gaining more than 13%.

As of January 31, 2000, the Fund's top five holdings were Microsoft (4.32%), General Electric (3.73%), Intel (3.00%), Cisco (2.62%) and Exxon Mobil (2.60%).*

Lower earnings and higher interest rates
In comparison to 1999, we think we will see a tough earnings environment over the next six to 12 months. A number of earnings disappointments were announced in January, for the fourth quarter of 1999, and the trend could continue. We expect to see traditional technology companies--and we differentiate that segment from the Internet sector--struggling somewhat. Y2K spending, which forced companies to spend more money on PCs and software during1999 than they normally would have, is over. As far as the overall economy is concerned, the Fed raised rates in early February, and we anticipate at least one and possibly two-rate hikes before summer. The economy is still very robust. Wage costs are rising, retail spending remains strong; and we have the lowest unemployment rate in 30 years. We believe the Fed will need to act again to slow the economy, and to keep inflation from breaking out.

Regardless of the Fed's actions, the Fund should benefit from our tight risk controls, which are designed to protect us from overweightings in sectors that are poised for a decline. We intend to move with the market's rotation, and add value to the S&P 500's return.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was 1.29%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                    AmSouth Enhanced Market Fund

                                    [GRAPH]

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
            AmSouth           AmSouth         AmSouth       S&P
         Enhanced Market   Enhanced Market Enhanced Market  500
          Fund Class A      Fund Class B     Fund Trust    Stock
             Shares           Shares           Shares      Index
             ------           ------           ------      -----
9/1/98       9,550            10,000           10,000      10,000
1/99        12,757            13,305           13,358      13,446
7/99        13,365            13,890           14,010      13,529
1/00        14,172            14,275           14,875      14,284


                    Average Annual Total Return
-------------------------------------------------------------------
                                                   Since
As of                         1                  Inception
January 31, 2000             Year                (9/1/98)
-------------------------------------------------------------------
Class A Shares*               6.06%                27.91%
-------------------------------------------------------------------
Class B Shares**              5.30%                28.57%
-------------------------------------------------------------------
Trust Shares                 11.36%                32.36%
-------------------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.


Premier Shares commenced operations on December 11, 1998. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 2, 1998, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                             AmSouth Growth Fund
(On December 1, 1999, the Fund's name was changed from the AmSouth Capital Growth Fund to the AmSouth Growth Fund.)

The AmSouth Growth Fund is subadvised by Peachtree Asset Management and managed by Dennis Johnson, CFA. President and Chief Investment Officer of Peachtree Asset Management, Mr. Johnson has more than 18 years of investment management experience. He holds a master of science degree in finance and a bachelor's degree in economics.

Tech and telecom drove our share price higher
For the six months ended January 31, 2000, the Fund produced a total return of 8.43% (Class A Shares at NAV)/1/. In comparison, the S&P 500 Stock Index rose 5.58%.

As has been the case for months, extreme volatility and narrow leadership were the hallmarks of the stock market. With our significant weightings in technology and telecommunications, the Fund posted another positive return and outperformed our benchmark.

Technology is the area of the market in which we continued to find a significant number of investment ideas; not coincidentally, it is also the sector in which we have the Fund's highest weighting. In addition, shares in telecommunications and communications equipment companies represent a sizable portion of the Fund's assets.

Companies are investing for productivity
Capital investment is driving the growth of technology. Companies are spending money to develop Internet capability, to make themselves more technologically advanced and productive. There is a significant amount of capital being invested in this area, and it is growing quite rapidly. In the tech sector, we favor such names LSI Logic (3.34% of the Fund's net assets), Applied Materials (2.32%), Sun Microsystems (3.01%) and Apple Computer (2.41%).*

The growth in the telecom and communications equipment area is function of deregulation in the telecommunications industry. The regional Bell operating companies ("Baby Bells") are looking to get into the long-distance market, while we have seen the creation of new long-distance carriers. These events have led not only to an increase in plant construction and equipment purchase, but also to upgrades. Companies who are suppliers to the telecom industry, especially those supplying increasing bandwidth capabilities, are reaping a disproportionate amount of this capital spending. Some of the stocks we like in this area include Nextel (2.82%), Scientific Atlanta (2.98%) and Adtran (2.90%).*

Unless the economic environment really deteriorates, we believe the capital investment going into these two areas is going to continue to grow quite rapidly. As we do not think a recessionary scenario is likely, we are positioned to take further advantage of this growth trend.

During the last two months of the period, we made a move to a sector that is new to the Fund: consumer staples. We bought in such names as Quaker Oats (1.45%) and Ralston Purina (1.55%). It is not that we decided that the sector itself was particularly attractive. Our new purchases came after we determined that each of the stocks we bought offered compelling valuations, and prospects for improved growth rates.*

As of January 31, 2000, the Fund's top five holdings were Analog Devices (4.20%), KLA-Tencor Corp. (3.59%), General Electric (3.35%), LSI Logic (3.33%) and Sun Microsystems (3.01%).*

More volatility lies ahead
We are stockpickers; we do not spend a lot of time trying to time individual sectors or the market in general. We believe that in the months ahead, we will continue to see a narrow market, more volatility and some short-term rotation. We expect earnings growth to be reasonably good. On balance, we believe the market will deliver positive returns, but this performance will be driven by a relatively small number of stocks. In our opinion, individual stock selection should continue to be the key to outperformance.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was 3.56%. For the same period, the total return set forth reflected the waiver of a portion of the fees, without which total return would have been lower.
*The Fund's portfolio composition is subject to change.

                                                             AmSouth Growth Fund

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                   AmSouth             AmSouth          AmSouth
                 Growth Fund         Growth Fund      Growth Fund      S&P 500
              (Class A Shares)*  (Class B Shares)**  (Trust Shares)  Stock Index
8/3/97              9,550              10,000           10,000          10,000
7/98               11,098              11,040           11,650          12,637
7/99               13,514              13,558           14,219          15,190
1/00               14,652              14,779           15,431          16,038


----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                    Since
As of                              1             Inception
January 31, 2000                 Year             (8/3/97)
----------------------------------------------------------
Class A Shares*                  2.58%             16.56%
----------------------------------------------------------
Class B Shares**                 1.80%             16.96%
----------------------------------------------------------
Trust Shares                     7.69%             19.01%
----------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                  The AmSouth Select Equity Fund
The AmSouth Select Equity Fund is subadvised by OakBrook Investments, and managed by Neil Wright, Janna Sampson and Peter Jankovskis. Mr. Wright has 19 years of investment experience and received his Ph.D in economics from the Massachusetts Institute of Technology. Ms. Sampson has 18 years of investment management experience and has a master's degree in economics from Georgia State University. Mr. Jankovskis has seven years of investment management experience and holds a Ph.D in economics from the University of California at Santa Barbara.

"Volatile stocks' far outperformed "stable stocks'
For the six months ended January 31, 2000, the Fund produced a total return of -15.52% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index rose 5.58%.

The period saw a continuation of the divergence between volatile stocks and stable stocks. After a brief mid-summer sell-off, volatile stocks took off again, with a relatively narrow handful of technology and biotech issues driving the market higher. Despite the Fed's two interest-rate hikes during the period, investors decided to overlook rate concerns and poured more money into these variable growth stocks.

For the past six months, the performance gap between volatile stocks and stable stocks was astonishingly wide. Consequently, because the Fund's investment philosophy favors more stable stocks--and stable stocks were generally shunned by investors for much of the period--we did not benefit from the market's upward move.

Performance also suffered from negative price action in shares of Waste Management (8.24% of the Fund's net assets), the Fund's top holding. The stock was down 31% for the period as a whole, though it recovered strongly in late December and January. The problems with Waste Management stemmed from the company's announcement last July that there had been accounting irregularities; the company's chairman and president also resigned under pressure. Nevertheless, Waste Management appears to have cleaned up its act, and we are very positive about the stock going forward.*

Winners in payroll services and cereal
Despite the challenges we faced during the period, the Fund had a number of holdings perform well. One winner was Automatic Data Processing (6.71%), which happens to have the highest price-to-earnings ratio in our portfolio. ADP continued to report quarter-over-quarter earnings increases. The stock is a bit more expensive than most of the stocks we own, but its relatively more volatile nature served it well during a period when volatility was rewarded.*

Another attractive holding is General Mills (5.78%), which we added to the portfolio at the end of December. What we like about General Mills is that it has surpassed its chief rival, Kellogg, in both dollar and volume sales:
General Mills is now the industry's leading cereal manufacturer. In our opinion, General Mills has a more diversified product line--including such well-known names as Betty Crocker and Yoplait Yogurt--which we believe, makes its earnings stream more stable.*

As of January 31, 2000, the Fund's top five holdings were Waste Management (8.24%), Bristol Myers Squibb (7.50%), Hubbell (7.23%), Emerson Electronic (7.12%) and Automatic Data Processing (6.71%).*

Lower earnings and higher interest rates
In comparison to 1999, we see a tough earnings environment over the next six to 12 months. A number of earnings disappointments were announced in January, for the fourth quarter of 1999, and the trend could continue. We expect to see traditional technology companies--and we differentiate that segment from the Internet sector--struggling somewhat. Y2K spending, which forced companies to spend more money on PCs and software during 1999 than they normally would have, is over. As far as the overall economy is concerned, the Fed raised rates in early February, and we anticipate at least one and possibly two rate hikes before summer. The economy is still very robust. Wage costs are rising; retail spending remains strong; and we have the lowest unemployment rate in 30 years. We believe the Fed will act again to slow the economy, and to keep inflation from breaking out.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was -19.32%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                  The AmSouth Select Equity Fund





                                    [GRAPH]

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
               AmSouth Select      AmSouth Select    AmSouth Select
                 Equity Fund         Equity Fund       Equity Fund     S&P 500
              (Class A Shares)*  (Class B Shares)**  (Trust Shares)  Stock Index
9/1/98              9,550              10,000            10,000         10,000
1/99               11,405              11,895            11,940         12,946
7/99               11,408              11,859            11,982         13,529
1/00                9,637               9,618            10,123         14,284
----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                    Since
As of                              1             Inception
January 31, 2000                 Year             (9/1/98)
----------------------------------------------------------
Class A Shares*                -19.29%             -2.58%
----------------------------------------------------------
Class B Shares**               -19.92%             -2.72%
----------------------------------------------------------
Trust Shares                   -15.22%              0.87%
----------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Premier Shares commenced operations on December 4, 1998. The performance figures for Premier Shares for periods prior to such date represent the performance for Classic Shares of the Fund. On December 1, 1999 the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 2, 1998, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                   AmSouth Regional Equity Fund+
The AmSouth Regional Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 26 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

An extraordinarily narrow market
For the six months ended January 31, 2000, the AmSouth Regional Equity Fund produced a total return of -16.67% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Index rose 5.58%.

What we saw was a continuation, if not a further extension, of the two-tiered market that has existed since the fourth quarter of 1998. While the market averages rose, the majority of stocks did not do all that well. Instead, a relatively small handful of growth stocks--mostly in the technology, Internet and biotech sectors--did spectacularly well, and drove index returns higher.

We had few opportunities in technology
If anything, this Fund experienced more than its share of difficulties from its exclusive focus on a few hot sectors. With a marked lack of technology companies based in the Southeast, we had few opportunities to buy into the tech arena.

Still, the Fund had a number of winners during the period--including Modis Professional Services (5.70% of the Fund's net assets), a personnel staffing provider; and two energy-related companies, Schlumberger (1.74%) and Tidewater (2.43%).*

As of January 31, 2000, the Fund's top five holdings were Health Management Associates (7.96%), Modis Professional Services (5.70%), Southern Co. (5.12%), Equifax (4.60%) and Burlington Resources (4.58%).*

On March 13, 2000, this Fund merged into the AmSouth Value Fund.

+ Regional Funds may be subject to additional risk, since the companies they invest in are located in one geographical location.
/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was -20.42%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                               The AmSouth Regional Equity Fund+

                                    [GRAPH]

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                 AmSouth            AmSouth            AmSouth
                Regional           Regional           Regional
               Equity Fund        Equity Fund        Equity Fund      S&P 500
            (Class A Shares)*  (Class B Shares)**  (Trust Shares)   Stock Index
1/90              9,550             10,000             10,000          10,000
7/90             10,712             11,218             11,218          11,014
7/91             12,053             12,623             12,623          12,421
7/92             14,543             15,230             15,230          14,006
7/93             16,801             17,595             17,595          15,221
7/94             17,621             18,453             18,453          16,011
7/95             20,281             21,237             21,237          20,182
7/96             22,939             24,020             24,020          23,524
7/97             31,891             33,392             33,392          35,784
7/98             31,792             33,076             33,350          42,706
7/99             28,662             29,589             30,157          51,335
1/00             23,885             24,584             25,070          54,206


----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
As of                              1         5        10
January 31, 2000                 Year      Year      Year
----------------------------------------------------------
Class A Shares*                -22.58%     4.88%     9.10%
----------------------------------------------------------
Class B Shares**               -22.20%     5.24%     9.41%
----------------------------------------------------------
Trust Shares                   -19.03%     5.90%     9.63%
----------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Regional Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                         AmSouth Small Cap Fund+
The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management and is managed by Dean McQuiddy, CFA. A principal of Sawgrass, Mr. McQuiddy has more than 16 years of investment management experience. He received his bachelor's degree in finance from the University of Florida.

Small was beautiful
For the six months ended January 31, 2000, the Fund produced a total return of 29.29% (Class A Shares at NAV)./1/ In comparison, the Russell 2000 Growth Index rose 29.66%.

Continuing a trend that began last spring, small-cap stocks outperformed large-cap issues. The period also saw growth stocks lead their value cousins. As a small-cap growth portfolio, the Fund benefited from a preference for smaller, growth-oriented names.

Sector selection also was key to our solid performance. As it was for most of 1999, technology was the place to be, while financial stocks continued to sag under the weight of rising interest rates. Being overweighted in technology and underweighted in financials enhanced our returns.

A full-blown commitment to technology
While the overall market rose during the period, market leadership was very narrow--confined mostly to the technology, telecom and biotech sectors. Companies in these areas achieved large revenue and sales gains, and very strong earnings revisions. Their growth was so robust that investors ignored of rising interest rates and continued to pour money into these sectors, driving valuations to breathtaking levels.

What is somewhat disconcerting to us is this very narrowness, in which only a handful of stocks are posting gains. Nevertheless, we saw opportunity in the momentum these sectors displayed, and we took full advantage. We were overweighted in technology (50% versus 34% for our benchmark), and this allocation added greatly to our performance. The average return of the tech stocks we held was roughly 60% for the six-month period.

This is not to say that we abandoned our risk controls and plunged headlong into every "dot.com" stock on the market. On the contrary, we favor companies with solid earnings growth. Some of the best-performing semiconductor names in the portfolio included International Rectifier (3.40% of the Fund's net assets), Credence Systems (3.43%) and Kulicke & Soffa Industries (3.17%).*

We also did well with stocks of companies in the electronics arena, including Kemet (3.22%)--a producer of electronic capacitors--and Electro Scientific (3.25%), which makes lasers that are used in the capacitor manufacturing process.

As of January 31, 2000, the Fund's top five holdings were Salton (3.88%), Credence Systems (3.43%), International Rectifier (3.40%), Electro Scientific (3.25%) and Zebra Technology (3.23%).*

Small caps should remain at the forefront
Looking out for the next six to 12 months, we continue to be positive on small-cap stocks versus large-cap names. We believe small caps have a distinct advantage: many of these companies can grow their earnings 25%--30% a year. Although we are not market timers, we believe we are in for some type of correction--though we would not want to predict exactly when it will happen, nor how severe the correction might be. We are forging ahead in the small-cap sector, increasing our weightings in health care and financials and keeping a significant portion of the Fund invested in technology.

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was 23.41%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                         AmSouth Small Cap Fund+

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                   AmSouth            AmSouth           AmSouth
               Small Cap Fund     Small Cap Fund    Small Cap Fund  Russell 2000
             (Class A Shares)*  (Class B Shares)**  (Trust Shares)  Growth Index
3/2/98             $9,550             $10,000           $10,000        $10,000
7/98               $8,756              $8,655            $9,152         $8,639
7/99               $8,047              $7,978            $8,441         $9,893
1/00              $10,403             $10,320           $10,942        $12,827
----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                    Since
As of                              1             Inception
January 31, 2000                 Year             (3/2/98)
----------------------------------------------------------
Class A Shares*                 16.27%              2.09%
----------------------------------------------------------
Class B Shares**                15.99%              1.66%
----------------------------------------------------------
Trust Shares                    22.37%              4.81%
----------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.

Performance for the Classic Shares, which commenced operations on March 3, 1998, is based on the historical performance of the Premier Shares prior to that date. The Performance of Premier Shares does not reflect the 12b-1 fees or the sales charge of the Classic Shares. Had the sales charge and higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

On December 1, 1999 the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

The performance of the AmSouth Small Cap Fund is measured against the Russell 2000 Growth Index, an unmanaged index generally representative of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                           AmSouth Balanced Fund

The AmSouth Balanced Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 27 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

Stocks did better than bonds during the period
For the six months ended January 31, 2000, the AmSouth Balanced Fund produced a total return of -4.42% (Class A Shares at NAV)./1/ In comparison, the S&P 500 Stock Index rose 5.58%, while the Lehman Brothers Government/Corporate Bond Index gained 0.38%.

While we were somewhat underweight in several volatile sectors for the period, the Fund had success with a number of holdings including such stocks as Cabletron (1.54% of the Fund's net assets), IBM (0.59%), Kerr-McGee (1.10%) and Marsh & McLennan (1.00%).*

The areas in which we have the most exposure (including financial services and some raw materials such as energy, paper and forest products) appear to be undervalued and, therefore, attractive to us. Measured by earnings, cash flow and yield, these sectors are all well below historical standards.

We are heartened by the fact that it has been easier to find stocks that appear to be attractively priced. We believe the names in our portfolio are excellent companies with strong futures, and we anticipate that they will be around longer than the average "dot.com" start-up.

In the paper sector, we favor International Paper (1.09%), Willamette (1.30%) and Weyerhauser (0.81%). Again, all of them have good leverage to improve pricing, and we are seeing prices rise on all grades of paper, while there is little new capacity. We believe this could set up these companies for strong earnings in the next 12 to 18 months.*

Bonds were buffeted by rising interest rates
The Fund began the period with the maturity structure of its bond portfolio shorter than its benchmark's and probably shorter than most other funds' maturities. As rates rose, we lengthened the maturity of the bond portfolio.

In January, the entire yield curve inverted--from two years out to 30 years. That meant that shorter-term notes actually had higher yields than longer-term bonds. We felt it prudent to concentrate our buying in Treasury bonds with maturities of between 16 and 25 years. We were looking for the highest-yielding maturities in the Treasury market.

As of January 31, 2000, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 10.5 years.*

As of January 31, 2000, the Fund's top five equity holdings were Cabletron (1.54%), BellAtlantic (1.31%), Willamette Industries (1.30%), Ultramar Diamond Shamrock (1.24%) and Engelhard Corp. (1.22%).*

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.50%, was -8.70%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                           AmSouth Balanced Fund

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------

                       AmSouth            AmSouth           AmSouth                         Lehman Brothers
                    Balance Fund       Balance Fund      Balance Fund         S&P 500    Government/Corporate
                 (Class A Shares)*    (Trust Shares)  (Class B Shares)**    Stock Index       Bond Index
12/19/91                9,550              10,000            10,000            10,000           10,000
7/92                   10,861              11,371            10,871            10,337           10,724
7/93                   12,106              12,675            12,275            11,233           11,907
7/94                   12,727              13,325            13,025            11,816           11,892
7/95                   14,670              15,360            15,060            14,895           13,095
7/96                   15,897              16,645            16,445            17,360           13,518
7/97                   20,097              21,043            20,943            26,409           15,482
7/98                   20,846              21,836            21,653            27,363           16,275
7/99                   24,070              25,324            24,854            37,885           17,120
1/00                   23,006              24,217            23,646            39,999           17,185

----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                  Since
As of                        1          5       Inception
January 31, 2000           Year       Year     (12/19/91)
----------------------------------------------------------
Class A Shares*           -5.87%     11.37%       10.81%
----------------------------------------------------------
Class B Shares**          -6.39%     11.73%       11.18%
----------------------------------------------------------
Trust Shares              -1.27%     12.52%       11.51%
----------------------------------------------------------
 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.


Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole and the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                  AmSouth Limited Term Bond Fund
The AmSouth Limited Term Bond Fund is managed by John Boston, CFA. Mr. Boston has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

Short was beautiful
For the six months ended January 31, 2000, the AmSouth Limited Term Bond Fund produced a total return of 0.91% (Class A Shares at NAV)./1/ In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index rose 1.20%.

With rising interest rates weighing down most sectors of the bond market, investing in the short end of the yield curve--as we do--was just about the best-possible strategy during the last six months. Also, our emphasis on high-quality corporate issues was productive, as corporates performed well on a relative basis.

The Fed raised rates to ward off inflation
The economy continued to show very strong growth throughout the period. In the third and fourth calendar quarters, we saw back-to-back Gross Domestic Product growth of just under 6% on an annualized basis. At the same time, inflation was moderate. This was a continuation of the same economic story we have experienced for the last few years: strong growth, benign inflation.

However, as the unemployment rate continued to fall to very low levels, the Federal Reserve grew increasingly concerned about the shrinking pool of available workers, and about wage inflation. In an effort to slow down the economy and reduce the risk of future inflation, the Fed raised short-term rates twice during the period. (This followed an initial rate hike shortly before the period began, and another increase just days after the period ended.) At the same time, long-term, market-set interest rates were also rising, resulting in negative returns for longer bonds.

As mentioned earlier, we believed the best place to be invested was the short-term corporate sector. The defensive characteristics of this strategy helped to insulate the Fund from much of the bond market's extraordinary volatility.

As of January 31, 2000, approximately 81.0% of the portfolio's net assets was invested in high-quality corporates, with the remainder invested in Treasuries, agencies and cash and cash equivalents.*

As of January 31, 2000, the Fund's average maturity was 2.6 years, down from
2.7 years six months earlier. The Fund's credit quality was AA.*

We have taken a defensive stance
The Fed's actions have a direct impact on the short end of the yield curve, where we operate. Therefore, we have taken steps to defend the Fund from as much volatility as possible. While we think that at least one more rate hike is in the offing, we would not be surprised if the Fed moderated its policy later this year, and eased back on its tightening bias. Such a decision would support higher bond prices.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.00%, was -3.13%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                  AmSouth Limited Term Bond Fund

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                AmSouth            AmSouth            AmSouth     Merrill Lynch
                Limited            Limited            Limited      Government/
               Term Bond          Term Bond          Term Bond      Corporate
           (Class A Shares)*  (Class B Shares)**  (Trust Shares)   Bond Index
1/90             9,600              10,000             10,000         10,000
7/90            10,052              10,471             10,471         10,469
7/91            10,960              11,417             11,417         11,711
7/92            12,215              12,724             12,724         13,090
7/93            13,036              13,580             13,580         14,046
7/94            13,137              13,684             13,684         14,175
7/95            14,141              14,730             14,730         15,362
7/96            14,807              15,425             15,425         16,122
7/97            15,880              16,542             16,542         17,351
7/98            16,624              17,525             17,542         18,763
7/99            17,499              18,140             18,268         19,388
1/00            17,659              18,229             18,444         19,581
----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
As of                              1         5        10
January 31, 2000                 Year      Year      Year
----------------------------------------------------------
Class A Shares*                 -3.16%     5.07%     5.86%
----------------------------------------------------------
Class B Shares**                -4.79%     5.43%     6.19%
----------------------------------------------------------
Trust Shares                     0.97%     6.00%     6.31%
----------------------------------------------------------
 * Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999 the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Limited Term Bond Fund is measured against the Merrill Lynch 1--5-Year Government/Corporate Bond Index, an unmanaged index generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                  AmSouth Government Income Fund
The AmSouth Government Income Fund is managed by John Boston, CFA. Mr. Boston has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

A continued emphasis on Ginnie Maes
For the six months ended January 31, 2000, the AmSouth Government Income Fund produced a total return of 1.07% (Class A Shares at NAV)./1/ In comparison, the Lehman Brothers Mortgage Index rose 1.13%.

The Fund invests solely in debt instruments issued by the U.S. Treasury or backed by an agency of the federal government. This allocation allows the Fund to hold securities of superior quality, which we believe can serve our shareholders well both in times of economic turmoil and relative stability.

As we have done for some time, we invested a significant portion of our assets in mortgage-backed securities, principally Ginnie Maes. Ginnie Maes offer significantly higher yields than Treasuries, are the highest-quality bonds among mortgage-backed securities, and are the only type of mortgage security backed by the full faith and credit of the U.S. Government.

The Fed raised rates to ward off inflation
The economy continued to show very strong growth throughout the period. In the third and fourth calendar quarters, we saw back-to-back Gross Domestic Product growth of just under 6% on an annualized basis. At the same time, inflation was moderate. This was a continuation of the same economic story we have experienced for the last few years: strong growth, benign inflation.

However, as the unemployment rate continued to fall to very low levels, the Fed grew increasingly concerned about the shrinking pool of available workers and about wage inflation. In an effort to slow down the economy and reduce the risk of future inflation, the Fed raised short-term rates twice during the period. (This followed an initial rate hike shortly before the period began, and another increase just days after the period ended.) At the same time, long-term, market-set interest rates also were rising, resulting in negative returns for longer bonds.

We made few changes to the portfolio during the period. As rates rose, mortgage-backed securities outperformed all other types of fixed-income securities. Our heavy weighting in the mortgage sector helped to boost the Fund's total return.

As of January 31, 2000, the Fund's average maturity was 8.5 years, and its average credit quality was AAA (government-quality portfolio). Approximately 64.0% of the Fund's net assets were invested in GNMAs; 20.6% in noncallable, government agency debentures; 12.2% in U.S. Treasury securities and the remainder in cash and cash equivalents.*

Interest rates should fall
Looking forward, we believe long-term rates will come down. In January, the yield on the 30-year Treasury bond touched 6.75%. As we write this report in February, the yield has come down about 60 basis points (0.60%), a very significant drop in such a short period of time. We believe that economic fundamentals will support a further drop in bond yields later this year as evidence of slower economic growth emerges. If they do, the Fund's share price should benefit. If rates turn back and depress bond prices, our allocation to GNMAs should continue to provide good relative performance.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.00%, was -2.97%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
*The Fund's portfolio composition is subject to change.

                                                  AmSouth Government Income Fund

                                    [GRAPH]

-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                         AmSouth             AmSouth
                       Government          Government
                      Income Fund         Income Fund       Lehman Brothers
                   (Class A Shares)*     (Trust Shares)      Mortgage Index

10/1/93                   9,600              10,000              10,000
7/94                      9,572               9,974               9,924
7/95                     10,378              10,814              10,798
7/96                     10,889              11,345              11,688
7/97                     12,000              12,504              12,933
7/98                     12,900              13,443              13,897
7/99                     13,248              13,807              14,284
1/00                     13,389              13,976              14,445


----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                  Since
As of                        1          5       Inception
January 31, 2000           Year       Year      (10/1/93)
----------------------------------------------------------
Class A Shares*           -4.23%      5.76%        4.72%
----------------------------------------------------------
Trust Shares              -0.01%      6.66%        5.43%
----------------------------------------------------------
 * Reflects 4.00% sales charge.


Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                                AmSouth BondFund
The AmSouth Bond Fund is co-managed by Brian Sullivan, CFA and John Boston,
CFA. Mr. Sullivan, Chief Investment Officer for AmSouth Bank, serves as
Chairman of the Trust Investment Policy and Strategy Groups. He has 14 years of fixed-income investment management experience and holds an MBA in finance and a bachelor's degree in economics. Mr. Boston has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in economics.

Rising interest rates posed a challenge
For the six months ended January 31, 2000, the AmSouth Bond Fund produced a total return of -0.24% (Class A Shares at NAV)./1/ In comparison, the Lehman Brothers Government/Corporate Bond Index rose 0.38%.

The economy continued to show very strong growth throughout the period. In the third and fourth calendar quarters, we saw back-to-back Gross Domestic Product growth of just under 6% on an annualized basis. At the same time, inflation was moderate. This was a continuation of the same economic story we have experienced for the last few years: strong growth, benign inflation.

However, as the unemployment rate continued to fall to very low levels, the Fed grew increasingly concerned about the shrinking pool of available workers, and about wage inflation. In an effort to slow down the economy and reduce the risk of future inflation, the Fed raised short-term rates twice during the period. (This followed an initial rate hike shortly before the period began, and another increase just days after the period ended.) At the same time, long-term, market-set interest rates also were rising, resulting in negative returns for longer bonds.

We bought further out on the yield curve
The Fund began the period with its maturity structure shorter than its benchmark's. As rates rose, we lengthened the portfolio's maturity. We believed, and continue to believe, that if interest rates have not reached a peak, they are close to a peak. We were positioning the portfolio for what we believe will be, ultimately, an environment of lower, long-term interest rates. We also took some money out of corporate bonds, and put it into long-term Treasuries.*

In January, the entire yield curve--from two years out to 30 years--inverted. That meant that shorter term notes actually had higher yields than longer-term bonds. This is an unusual situation: we have not seen such an inversion in more than five years. Consequently, we felt it prudent to concentrate our buying in Treasury bonds with maturities of between 16 and 25 years. We were looking for the highest-yielding maturities in the Treasury market.

As of January 31, 2000, approximately 42.8% of the portfolio's net assets was invested in corporate issues, 40.1% in securities issued by the U.S. Treasury, 12.5% in U.S. government agency paper and the remainder in cash and cash equivalents. The securities within the Fund maintained an average credit quality of AAA, with an average maturity of 8.7 years.*

We are positioned for a lower-rate environment
Looking forward, we believe long-term rates will come down. In January, the yield on the 30-year Treasury bond touched 6.75%. As we write this report in February, the yield has come down about 60 basis points (0.60%), a very significant drop in such a short period of time. We believe that economic fundamentals will support a further drop in bond yields later this year as evidence of slower economic growth emerges. This is why we have increased our participation in the longer end of the yield, to capture potential appreciation if yields fall further.

/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.00%, was -4.20%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
*The Fund's portfolio composition is subject to change.

                                                                AmSouth BondFund

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                                                                 Lehman Brothers
               AmSouth             AmSouth           AmSouth       Government/
              Bond Fund           Bond Fund         Bond Fund       Corporate
          (Class A Shares)*   (Class B Shares)   (Trust Shares)    Bond Index
1/90            9,600               10,000            10,000          10,000
7/90           10,075               10,494            10,494          10,513
7/91           10,877               11,330            11,330          11,589
7/92           12,656               13,185            13,185          13,401
7/93           13,901               14,478            14,478          14,879
7/94           13,932               14,510            14,510          14,860
7/95           15,277               15,912            15,912          16,365
7/96           15,944               16,607            16,607          17,233
7/97           17,615               18,345            18,346          19,093
7/98           18,926               19,573            19,731          20,632
7/99           19,415               19,883            20,260          21,113
1/00           19,369               19,747            20,223          21,194
For performance purposes the above graph has not been adjusted for CDSC charges.
----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
As of                        1          5           10
January 31, 2000           Year       Year         Year
----------------------------------------------------------
Class A Shares*           -6.94%      5.89%        6.83%
----------------------------------------------------------
Class B Shares**          -8.54%      5.98%        7.04%
----------------------------------------------------------
Trust Shares              -2.94%      6.80%        7.30%
----------------------------------------------------------
 * Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.


Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999 the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                    AmSouth Municipal Bond Fund+

The AmSouth Municipal Bond Fund is managed by Dorothy Thomas, who has 16 years of experience as an investment portfolio manager for municipal bond accounts, personal trusts and endowments. Ms. Thomas holds an MBA and a bachelor's degree in economics.

The muni market suffered more than taxable bonds
For the six months ended January 31, 2000, the Fund produced a total return of -1.21% (Class A Shares at NAV)/1/. In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index produced a -0.05% return.

Throughout the period, interest rates increased steadily. The Fed raised short-term rates twice (along with one rate increase just before the period began, and another rate hike just after the period ended). In January, the yield curve for the Treasury market, also known as the taxable bond market, inverted-- meaning that short-term rates were higher than long-term rates.

This was big news to fixed-income investors in the taxable market. However, the yield curve did not invert in the municipal bond market, and we do not anticipate that it will. Interest rates along the muni yield curve did move up, though the move was not completely in concert with rates on the taxable yield curve. Conditions in the municipal market were different from those in the taxable market.

As rates continued to climb, we lengthened our maturity structure modestly. As of January 31, 2000, the securities within the Fund maintained an average credit quality of AA, with an average maturity of 5.7 years.*

With the majority of our shareholders living in Alabama, we maintained a 50%- 60% allocation to municipal debt securities issued in the state (51% of net assets as of January 31, 2000). As a result, Alabama shareholders enjoyed an even higher, tax-equivalent yield.*

Higher income, less risk
With the economy remaining quite strong, and the Fed committed to warding off future inflationary pressures, we believe that short-term rates will rise in the taxable market. However, that does not automatically translate into higher rates in the municipal market. Nevertheless, if the economy does not start to slow down, the Fed will probably take even stronger policy action. In light of current conditions, we think it is prudent to continue to buy longer securities. A longer maturity structure also can provide shareholders with additional tax-free income--one of the Fund's primary considerations.

As always, we will emphasize high credit quality in the issues we buy. For quite some time, credit spreads in the muni market have been very narrow; there has been no incentive to take on additional credit risk.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.00%, was -5.15%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.
* The Fund's portfolio composition is subject to change.

                                                The AmSouth Municipal Bond Fund+

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------
                  AmSouth             AmSouth      Merrill Lynch     AmSouth
                 Municipal           Municipal        3-7 Year      Municipal
                 Bond Fund          Bond Fund        Municipal      Bond Fund
            (Class A Shares)*  (Class B Shares)**   Bond Index   (Trust Shares)
7/1/97             9,600             10,000            10,000         10,000
7/97               9,776             10,188            10,170         10,186
7/98              10,199             10,624            10,480         10,643
7/99              10,434             10,820            10,881         10,889
1/00              10,308             10,342            10,876         10,762
----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                    Since
As of                              1             Inception
January 31, 2000                 Year             (7/1/97)
----------------------------------------------------------
Class A Shares*                 -7.41%              1.17%
----------------------------------------------------------
Class B Shares**                -9.00%              1.37%
----------------------------------------------------------
Trust Shares                    -3.45%              2.87%
----------------------------------------------------------
 * Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on February 3, 1999, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Municipal Bond Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index that is generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                             AmSouth Florida Tax-Exempt Fund+,++


The AmSouth Florida Tax-Exempt Fund is managed by Steve L. Cass. Mr. Cass has more than four years of experience as an investment portfolio manager and holds a bachelor's degree in economics.

More stability and income
For the six months ended January 31, 2000, the AmSouth Florida Tax-Exempt Fund produced a total return of -0.84% (Class A Shares at NAV)./1/ In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index returned -0.05%.

The period saw unusual volatility in the long-term taxable bond market; the municipal market was somewhat less volatile. Although the Fund's total return was negative, the Fund provided shareholders with high current income that was exempt from federal income tax and Florida intangibles taxes.

We shopped for higher yields
The Fed raised short-term rates twice during the period (there was another rate hike just before the period began, and a fourth hike several days after the period ended). The Fed's actions, along with market forces, drove yields on the short end of the yield curve up nearly 100 basis points (1.00%) during the period--which served to put pressure on the Fund's share price. Being an intermediate fund, the bulk of our portfolio is invested in the shorter end of the yield curve.

Concerned about the rise in interest rates, which we had anticipated, we continued to buy higher-coupon bonds. Not only do these securities pay higher yields--our shareholders want and need high current income--in our opinion, they are less susceptible to rate pressures than lower-coupon issues. We believe most of our shareholders are very income-oriented; and being aware that interest rates are volatile, they understand that short-term volatility is unavoidable.

As of January 31, 2000, the securities within the Fund maintained an average credit quality of AA, with an average maturity of 5.26 years. Also, at the end of the period, nearly 100% of the portfolio was invested in securities issued in the state of Florida.

Lower rates in the future?
We anticipate that in the near term, we are likely to have at least one more rate hike from the Fed (in addition to the 25 basis-point increase in early February). We believe down the road, however, we should see rates trend downward--as the economy slows down and the Fed backs away from its tightening bias. Should our expectations prove correct, the Fund will be well positioned for the next six to 12 months.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
++ Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.
/1/The Fund's Class A Shares' six-month return, with the maximum sales charge of 4.00%, was -4.85%. For the same period, the total return set forth may reflect the waiver of a portion of the fees, without which total return would have been lower.

                                         The AmSouth Florida Tax-Exempt Fund+,++
[GRAPH]

                                    [GRAPH]
-------------------------------------------------------------------------------
Value of a $10,000 Investment
-------------------------------------------------------------------------------

                AmSouth            AmSouth             AmSouth     Merrill Lynch
                Florida            Florida             Florida        3-7 Year
            Tax-Exempt Fund    Tax-Exempt Fund    Tax-Exempt Fund    Municipal
           (Class A Shares)*  (Class B Shares)**   (Trust Shares)   Bond Index
9/1/94           9,600              10,000              10,000         10,000
7/95            10,224              10,152              10,653         10,670
7/96            10,658              10,702              11,105         11,147
7/97            11,392              11,567              11,870         11,943
7/98            11,896              12,096              12,420         12,516
7/99            12,142              12,410              12,688         12,995
1/00            12,040              12,352              12,588         12,989
----------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------
                                                  Since
As of                        1          5       Inception
January 31, 2000           Year       Year      (9/30/94)
----------------------------------------------------------
Class A Shares*           -6.94%      3.72%        3.54%
----------------------------------------------------------
Class B Shares**          -8.47%      4.07%        4.04%
----------------------------------------------------------
Trust Shares              -2.90%      4.63%        4.41%
----------------------------------------------------------
 * Reflects 4.00% sales charge.
** Reflects applicable contingent deferred sales charge.

Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic or Premier Shares. The performance figures for Premier Shares for periods prior to such date represent the performance of Classic Shares of the Fund. On December 1, 1999, the Classic Shares and the Premier Shares became the Class A Shares and the Trust Shares, respectively.

Performance for the Class B Shares, which commenced operations on March 16, 1999, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The performance of Class A Shares does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return and hypothetical growth figures would have been lower.

The performance of the AmSouth Florida Tax-Exempt Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index, an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. During the period shown, the Fund waived and voluntarily reimbursed fees for various expenses. Had these waivers not been in effect, performance quoted would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                  The AmSouth Money Market Funds
The AmSouth Money Market Funds
The AmSouth Money Market Funds are managed by John Boston, CFA. Mr. Boston has more than 10 years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

Fed action led to higher yields
In money market funds such as ours--aside from making sure our investments are of high quality--yield is everything. For that reason, we are especially affected by changes in short-term interest rates.

During the period, the Fed raised short-term rates twice. In fact, they began their tightening bias with an initial rate hike about five weeks before the period began, and followed up with a fourth increase just days after the period ended.

How did these actions impact our money market funds? Higher short-term rates lift the rates of overnight repurchase agreements. Depending upon the fund, this can have a dramatic affect on the yields we pass through to our shareholders. Therefore, although the rising interest-rate environment crippled the bond market and made many equity investors nervous we benefited from the opportunity to buy higher-yielding paper. With inflation remaining tame throughout the period, shareholders received "real returns" (total returns minus inflation) that were very attractive.

 . As of January 31, 2000, the Prime Fund's average maturity was 37 days, compared to 66 days on July 31, 1999, and 54 days on January 31, 1999.*

 . As of January 31, 2000, the U.S. Treasury Fund's average maturity was 57 days, compared to 47 days on July 31, 1999, and 50 days on January 31, 1999.*

 . As of January 31, 2000, the Tax-Exempt Fund's+ average maturity was 51 days, compared to 53 days on July 31, 1999, and 54 days on January 31, 1999.*

 . As of January 31, 2000, the Institutional Prime Obligations Fund's average maturity was 34 days, compared to 48 days on July 31, 1999, and 23 days on January 31, 1999.*

Investments in the Prime, the U.S. Treasury, the Tax-Exempt and the Institutional Prime Obligations Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Funds.

Although money market funds may produce higher returns than insured deposit products, the net asset value may be sensitive to interest-rate movement.

The total return set forth may reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

+The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
*The composition of the Fund's holdings is subject to change.

AMSOUTH FUNDS

                      Statements of Assets and Liabilities
                                January 31, 2000
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                                            Equity             Enhanced
                                            Income    Value     Market    Growth
                                             Fund    Fund (a)    Fund    Fund (b)
                                            -------  --------  --------  --------
ASSETS:
Investments, at value (Cost $52,925,
 $570,374, $64,102 and $42,079,
 respectively)............................  $61,788  $747,364  $68,560   $48,408
Cash......................................       --        --       --       580
Interest and dividends receivable.........      161     1,313       69        20
Receivable for capital shares issued......      162         1      272        67
Receivable from brokers for investments
 sold.....................................      838     5,945    5,705        --
Receivable for variation margin on futures
 contracts................................       --        --       41        --
Prepaid expenses and other assets.........        5        34        4        12
                                            -------  --------  -------   -------
   Total Assets...........................   62,954   754,657   74,651    49,087
                                            -------  --------  -------   -------
LIABILITIES:
Payable for capital shares redeemed.......       40    14,128       21        25
Payable to brokers for investments
 purchased................................    1,223       --    10,957        --
Accrued expenses and other payables:
 Investment advisory fees.................       22       294       13        18
 Administration fees......................        2        25        1         1
 Distribution fees........................       13        21       15        10
 Accounting fees..........................       --         4        3        --
 Transfer agent fees......................        2        15        1         1
 Custodian fees...........................        1        19        1         1
 Other....................................        8        61        8         6
                                            -------  --------  -------   -------
   Total Liabilities......................    1,311    14,567   11,020        62
                                            -------  --------  -------   -------
NET ASSETS:
Capital...................................   50,308   499,544   58,741    41,947
Undistributed (distributions in excess of)
 net investment income....................       51       403       --      (132)
Net unrealized appreciation (depreciation)
 on investments and futures...............    8,863   176,990    4,433     6,329
Undistributed net realized gains (losses)
 from investment transactions.............    2,421    63,153      457       881
                                            -------  --------  -------   -------
   Net Assets.............................  $61,643  $740,090  $63,631   $49,025
                                            =======  ========  =======   =======
Net Assets
 Class A Shares (c).......................  $25,279  $ 54,264  $22,177   $14,527
 Trust Shares (d).........................   25,847   675,770   28,315    25,910
 Class B Shares...........................   10,517    10,056   13,139     8,588
                                            -------  --------  -------   -------
   Total..................................  $61,643  $740,090  $63,631   $49,025
                                            =======  ========  =======   =======
Outstanding units of beneficial interest
 (shares)
 Class A Shares (c).......................    1,749     2,778    1,561       990
 Trust Shares (d).........................    1,786    34,624    1,993     1,754
 Class B Shares...........................      731       518      928       596
                                            -------  --------  -------   -------
   Total..................................    4,266    37,920    4,482     3,340
                                            =======  ========  =======   =======
Net asset value
 Class A Shares (c)--redemption price per
  share...................................  $ 14.46  $  19.53  $ 14.20   $ 14.68
                                            =======  ========  =======   =======
 Trust Shares (d)--offering and
  redemption price per share..............  $ 14.47  $  19.52  $ 14.21   $ 14.77
                                            =======  ========  =======   =======
 Class B Shares*--offering price per
  share...................................  $ 14.39  $  19.42  $ 14.15   $ 14.42
                                            =======  ========  =======   =======
Maximum Sales Charge (Class A Shares).....     4.50%     4.50%    4.50%     4.50%
                                            -------  --------  -------   -------
Maximum Offering Price (100%/(100%-Maximum
 Sales Charge) of net asset value adjusted
 to the nearest cent) per share (Class A
 Shares)..................................  $ 15.14  $  20.45  $ 14.87   $ 15.37
                                            =======  ========  =======   =======

--------
(a) Formerly the Equity Fund.
(b) Formerly the Capital Growth Fund.
(c) Formerly Classic Shares.
(d) Formerly Premier Shares.
*  Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Assets and Liabilities
                                January 31, 2000
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                                         Select   Regional
                                         Equity    Equity   Small Cap Balanced
                                          Fund      Fund      Fund      Fund
                                         -------  --------  --------- --------
ASSETS:
Investments, at value (Cost $11,959,
 $39,800, $36,169 and $263,067,
 respectively).........................  $10,515  $40,835    $44,157  $290,556
Interest and dividends receivable......        9       45          6     3,165
Receivable for capital shares issued...       62       --         23        --
Receivable from brokers for investments
 sold..................................      252       --      1,204        --
Prepaid expenses and other assets......        3        4          4        13
                                         -------  -------    -------  --------
   Total Assets........................   10,841   40,884     45,394   293,734
                                         -------  -------    -------  --------
LIABILITIES:
Payable for capital shares redeemed....        5    5,823        --     10,478
Payable to brokers for investments
 purchased.............................       --       --      3,747        --
Accrued expenses and other payables:
 Investment advisory fees..............        4       16         23       113
 Administration fees...................       --        1         --        10
 Distribution fees.....................        2        2          1        15
 Accounting fees.......................       --       --         --         8
 Transfer agent fees...................        1        3         --         4
 Custodian fees........................       --        1         --         7
 Other.................................        5        5          6        24
                                         -------  -------    -------  --------
   Total Liabilities...................       17    5,851      3,777    10,659
                                         -------  -------    -------  --------
NET ASSETS:
Capital................................   12,987   33,095     34,168   249,216
Undistributed (distributions in excess
 of) net investment income.............       (6)       4       (163)      (65)
Net unrealized appreciation
 (depreciation) on investments.........   (1,444)   1,035      7,988    27,489
Undistributed net realized gains
 (losses) from investment transactions.     (713)     899       (376)    6,435
                                         -------  -------    -------  --------
   Net Assets..........................  $10,824  $35,033    $41,617  $283,075
                                         =======  =======    =======  ========
Net Assets
Class A Shares (a).....................  $ 3,941  $ 9,807    $ 1,352  $ 31,984
Trust Shares (b).......................    5,884   24,809     39,299   241,998
Class B Shares.........................      999      417        966     9,093
                                         -------  -------    -------  --------
   Total...............................  $10,824  $35,033    $41,617  $283,075
                                         =======  =======    =======  ========
Outstanding units of beneficial
 interest (shares)
 Class A Shares (a)....................      427      756        125     2,607
 Trust Shares (b)......................      637    1,914      3,593    19,738
 Class B Shares........................      109       33         90       743
                                         -------  -------    -------  --------
   Total...............................    1,173    2,703      3,808    23,088
                                         =======  =======    =======  ========
Net asset value
 Class A Shares (a)--redemption price
  per share............................  $  9.22  $ 12.98    $ 10.86  $  12.27
                                         =======  =======    =======  ========
 Trust Shares (b)--offering and
  redemption price per share...........  $  9.24  $ 12.96    $ 10.94  $  12.26
                                         =======  =======    =======  ========
 Class B Shares*--offering price per
  share................................  $  9.16  $ 12.78    $ 10.72  $  12.24
                                         =======  =======    =======  ========
Maximum Sales Charge (Class A Shares)..     4.50%    4.50%      4.50%     4.50%
                                         -------  -------    -------  --------
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value adjusted to the nearest cent)
 per share (Class A Shares)............  $  9.65  $ 13.59    $ 11.37  $  12.85
                                         =======  =======    =======  ========

--------
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
*  Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Assets and Liabilities
                                January 31, 2000
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                           Limited   Government           Municipal   Florida
                          Term Bond    Income     Bond      Bond     Tax-Exempt
                          Fund (a)      Fund      Fund      Fund      Fund (b)
                          ---------  ---------- --------  ---------  ----------
ASSETS:
Investments, at value
 (Cost $102,064, $8,072,
 $391,373, $360,821 and
 $71,779, respectively).  $ 99,409     $7,908   $378,955  $352,074    $69,844
Interest and dividends
 receivable.............     1,639         77      7,831     5,517        784
Receivable for capital
 shares issued..........        19         --         --        27         --
Prepaid expenses and
 other assets...........         4          2         14        11          4
                          --------     ------   --------  --------    -------
   Total Assets.........   101,071      7,987    386,800   357,629     70,632
                          --------     ------   --------  --------    -------
LIABILITIES:
Payable for capital
 shares redeemed........       116         32         81        --         --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................        24          1         88        66         13
 Administration fees....         2         --          8         7          1
 Distribution fees......         2         --          3        --          1
 Accounting fees........         1         --          2         2         --
 Transfer agent fees....        --         --          2         2          1
 Custodian fees.........         2         --          9         9          2
 Other..................         8          4         25        30          7
                          --------     ------   --------  --------    -------
   Total Liabilities....       155         37        218       116         25
                          --------     ------   --------  --------    -------
NET ASSETS:
Capital.................   104,537      8,459    398,832   365,559     72,716
Undistributed
 (distributions in
 excess of) net
 investment income......       103         18      1,152       672        128
Net unrealized
 appreciation
 (depreciation) on
 investments............    (2,655)      (164)   (12,418)   (8,747)    (1,935)
Undistributed net
 realized gains (losses)
 from investment
 transactions...........    (1,069)      (363)      (984)       29       (302)
                          --------     ------   --------  --------    -------
   Net Assets...........  $100,916     $7,950   $386,582  $357,513    $70,607
                          ========     ======   ========  ========    =======
Net Assets
 Class A Shares (c).....  $  2,190     $3,913   $  6,878  $  2,417    $ 5,904
 Trust Shares (d).......    96,717      4,037    377,298   354,854     63,932
 Class B Shares.........     2,009         --      2,406       242        771
                          --------     ------   --------  --------    -------
   Total................  $100,916     $7,950   $386,582  $357,513    $70,607
                          ========     ======   ========  ========    =======
Outstanding units of
 beneficial interest
 (shares)
 Class A Shares (c).....       218        414        668       254        597
 Trust Shares (d).......     9,618        426     36,668    37,346      6,460
 Class B Shares.........       200         --        235        26         78
                          --------     ------   --------  --------    -------
   Total................    10,036        840     37,571    37,626      7,135
                          ========     ======   ========  ========    =======
Net asset value
 Class A Shares (c)--
  redemption price per
  share.................  $  10.06     $ 9.46   $  10.29  $   9.50    $  9.89
                          ========     ======   ========  ========    =======
 Trust Shares (d)--
  offering and
  redemption price per
  share.................  $  10.06     $ 9.46   $  10.29  $   9.50    $  9.90
                          ========     ======   ========  ========    =======
 Class B Shares*--
  offering price per
  share.................  $  10.04     $   --   $  10.27  $   9.49    $  9.88
                          ========     ======   ========  ========    =======
Maximum Sales Charge
 (Class A Shares).......      4.00%      4.00%      4.00%     4.00%      4.00%
                          --------     ------   --------  --------    -------
Maximum Offering Price
 (100%/(100%-Maximum
 Sales Charge) of net
 asset value adjusted to
 the nearest cent) per
 share (Class A Shares).  $  10.48     $ 9.85   $  10.72  $   9.90    $ 10.30
                          ========     ======   ========  ========    =======

--------
(a) Formerly the Limited Maturity Fund.
(b) Formerly the Florida Tax-Free Fund.
(c) Formerly Classic Shares.
(d) Formerly Premier Shares.
*  Redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Assets and Liabilities
                                January 31, 2000
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                          U.S. Treasury    Prime     Institutional Prime  Tax-Exempt
                          Money Market  Money Market     Obligations     Money Market
                            Fund (a)      Fund (b)          Fund           Fund (c)
                          ------------- ------------ ------------------- ------------
ASSETS:
Investments, at
 amortized cost.........    $209,027      $609,771        $157,888         $94,747
Repurchase agreements,
 at cost................      90,633        66,210          58,433              --
                            --------      --------        --------         -------
   Total investments....     299,660       675,981         216,321          94,747
Cash....................          --            --               8               1
Interest and dividends
 receivable.............       1,742         1,413              10             644
Prepaid expenses and
 other assets...........          14            26               5               5
                            --------      --------        --------         -------
   Total Assets.........     301,416       677,420         216,344          95,397
                            --------      --------        --------         -------
LIABILITIES:
Dividends payable.......       1,122         2,931           1,023             231
Accrued expenses and
 other payables:
 Investment advisory
  fees..................          98           234              14              15
 Administration fees....          10            22               1               3
 Distribution fees......          --            13              28               2
 Accounting fees........           2             4               1               1
 Transfer agent fees....           2             5               2              --
 Custodian fees.........           7            16               5               2
 Other..................          12            70              21              10
                            --------      --------        --------         -------
   Total Liabilities....       1,253         3,295           1,095             264
                            --------      --------        --------         -------
NET ASSETS:
Capital.................     300,155       674,132         215,244          95,245
Undistributed
 (distributions in
 excess of) net
 investment income......           7            --               5              --
Undistributed net
 realized gains (losses)
 from investment
 transactions...........           1            (7)             --            (112)
                            --------      --------        --------         -------
   Net Assets...........    $300,163      $674,125        $215,249         $95,133
                            ========      ========        ========         =======
Net Assets
 Class A Shares (d)
  (e)...................    $  5,448      $141,444        $118,474         $31,433
 Trust Shares (f) (g)...     294,715       531,997          55,952          63,700
 Class B Shares (h).....          --           684          40,823              --
                            --------      --------        --------         -------
   Total................    $300,163      $674,125        $215,249         $95,133
                            ========      ========        ========         =======
Outstanding units of
 beneficial interest
 (shares)
 Class A Shares (d)
  (e)...................       5,448       141,450         118,474          31,468
 Trust Shares (f) (g)...     294,706       532,012          55,952          63,777
 Class B Shares (h).....          --           684          40,823              --
                            --------      --------        --------         -------
   Total................     300,154       674,146         215,249          95,245
                            ========      ========        ========         =======
Net asset value--
 offering and redemption
 price per share
 Class A Shares (d)
  (e)...................    $   1.00      $   1.00        $   1.00         $  1.00
                            ========      ========        ========         =======
 Trust Shares (f) (g)...    $   1.00      $   1.00        $   1.00         $  1.00
                            ========      ========        ========         =======
 Class B Shares (h)*....    $     --      $   1.00        $   1.00         $    --
                            ========      ========        ========         =======

--------
(a) Formerly the U.S. Treasury Fund.
(b) Formerly the Prime Obligations Fund.
(c) Formerly the Tax-Exempt Fund.
(d) Class I shares for the Institutional Prime Obligations Fund.
(e) Formerly Classic Shares.
(f) Class II shares for the Institutional Prime Obligations Fund.
(g) Formerly Premier Shares.
(h) Class III shares for the Institutional Prime Obligations Fund.
* For Class B, redemption price per share varies by length of time shares are held.
                       See notes to financial statements.

AMSOUTH FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

                                           Equity             Enhanced
                                           Income    Value     Market   Growth
                                            Fund   Fund (a)     Fund   Fund (b)
                                           ------  ---------  -------- --------
Investment Income:
Interest income........................... $  275  $     281   $   32   $   --
Dividend income...........................    303     10,944      334      146
                                           ------  ---------   ------   ------
  Total Income............................    578     11,225      366      146
                                           ------  ---------   ------   ------
Expenses:
Investment advisory fees..................    179      3,752      109      175
Administration fees.......................     45        938       51       44
Shareholder servicing fees (Class A
 Shares)..................................     27         81       23       17
12b-1 fees (Class B Shares)...............     42         57       46       41
Accounting fees...........................     27        153       37       29
Transfer agent fees.......................     23        126       22       23
Custodian fees............................      3         59        4        3
Trustee fees and expenses.................      1         15        1        1
Other.....................................     11        124       14       12
                                           ------  ---------   ------   ------
  Total Expenses..........................    358      5,305      307      345
Expenses voluntarily reduced..............    (33)       (13)     (66)     (67)
                                           ------  ---------   ------   ------
  Net Expenses............................    325      5,292      241      278
                                           ------  ---------   ------   ------
Net Investment Income (Loss)..............    253      5,933      125     (132)
                                           ------  ---------   ------   ------
Realized/Unrealized Gains (Losses) From
 Investments:
Net realized gains (losses) from
 investment transactions..................  2,558     64,046      600      981
Net change in unrealized appreciation
 (depreciation) from investments and
 futures..................................  4,770   (154,513)   2,001    2,390
                                           ------  ---------   ------   ------
Net realized/unrealized gains (losses)
 from investments.........................  7,328    (90,467)   2,601    3,371
                                           ------  ---------   ------   ------
Change in net assets resulting from
 operations............................... $7,581  $ (84,534)  $2,726   $3,239
                                           ======  =========   ======   ======

--------
(a) Formerly the Equity Fund.
(b) Formerly the Capital Growth Fund.
                       See notes to financial statements.

AMSOUTH FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

                                         Select   Regional
                                         Equity    Equity   Small Cap Balanced
                                          Fund      Fund      Fund      Fund
                                         -------  --------  --------- --------
Investment Income:
Interest income......................... $    --  $     28   $   19   $  5,555
Dividend income.........................     169       630       29      2,183
                                         -------  --------   ------   --------
  Total Income..........................     169       658       48      7,738
                                         -------  --------   ------   --------
Expenses:
Investment advisory fees................      70       239      175      1,370
Administration fees.....................      19        60       28        342
Shareholder servicing fees (Class A
 Shares)................................       9        18        1         47
12b-1 fees (Class B Shares).............       8         3        5         49
Accounting fees.........................      26        26       29         66
Transfer agent fees.....................      18        25       19         54
Custodian fees..........................       1         3        2         22
Trustee fees and expenses...............      --         1       --          5
Organization costs......................      --        --        3         --
Other...................................      10        21        6         48
                                         -------  --------   ------   --------
  Total Expenses........................     161       396      268      2,003
Expenses voluntarily reduced............     (51)      (26)     (58)       (13)
                                         -------  --------   ------   --------
  Net Expenses..........................     110       370      210      1,990
                                         -------  --------   ------   --------
Net Investment Income (Loss)............      59       288     (162)     5,748
                                         -------  --------   ------   --------
Realized/Unrealized Gains (Losses) From
 Investments:
Net realized gains (losses) from
 investment transactions................    (183)   (1,782)   2,394      6,729
Net change in unrealized appreciation
 (depreciation) from investments........  (2,825)  (11,518)   5,365    (27,715)
                                         -------  --------   ------   --------
Net realized/unrealized gains (losses)
 from investments.......................  (3,008)  (13,300)   7,759    (20,986)
                                         -------  --------   ------   --------
Change in net assets resulting from
 operations............................. $(2,949) $(13,012)  $7,597   $(15,238)
                                         =======  ========   ======   ========

                       See notes to financial statements.

AMSOUTH FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

                            Limited  Government           Municipal   Florida
                           Term Bond   Income     Bond      Bond     Tax-Exempt
                           Fund (a)     Fund      Fund      Fund      Fund (b)
                           --------- ---------- --------  ---------  ----------
Investment Income:
Interest income..........   $ 3,523    $ 260    $ 12,077  $  7,940    $ 1,714
Dividend income..........        32        6         128       152         24
                            -------    -----    --------  --------    -------
  Total Income...........     3,555      266      12,205     8,092      1,738
                            -------    -----    --------  --------    -------
Expenses:
Investment advisory fees.       356       26       1,267     1,082        236
Administration fees......       110        8         390       333         73
Shareholder servicing
 fees (Class A Shares)...         4        6           9         3          9
12b-1 fees (Class B
 Shares).................        10       --          12         1          3
Accounting fees..........        30       23          74        68         35
Transfer agent fees......        24       11          53        48         23
Custodian fees...........         7        1          26        23          5
Trustee fees and
 expenses................         1       --           6         4          1
Other....................        18        3          55        41         11
                            -------    -----    --------  --------    -------
  Total Expenses.........       560       78       1,892     1,603        396
Expenses voluntarily
 reduced.................      (141)     (50)       (466)     (564)      (185)
                            -------    -----    --------  --------    -------
  Net Expenses...........       419       28       1,426     1,039        211
                            -------    -----    --------  --------    -------
Net Investment Income
 (Loss)..................     3,136      238      10,779     7,053      1,527
                            -------    -----    --------  --------    -------
Realized/Unrealized Gains
 (Losses) From
 Investments:
Net realized gains
 (losses) from investment
 transactions............        33      (27)       (986)       58       (301)
Net change in unrealized
 appreciation
 (depreciation) from
 investments.............    (2,140)    (119)    (10,344)  (10,868)    (1,860)
                            -------    -----    --------  --------    -------
Net realized/unrealized
 gains (losses) from
 investments.............    (2,107)    (146)    (11,330)  (10,810)    (2,161)
                            -------    -----    --------  --------    -------
Change in net assets
 resulting from
 operations..............   $ 1,029    $  92    $   (551) $ (3,757)   $  (634)
                            =======    =====    ========  ========    =======

--------
(a) Formerly the Limited Maturity Fund.
(b) Formerly the Florida Tax-Free Fund.
                       See notes to financial statements.

AMSOUTH FUNDS

                            Statements of Operations
                   For the Six Months Ended January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

                                       U.S.    Prime
                                     Treasury  Money   Institutional Tax-Exempt
                                      Money   Market       Prime       Money
                                      Market   Fund     Obligations    Market
                                     Fund (a)   (b)        Fund       Fund (c)
                                     -------- -------  ------------- ----------
Investment Income:
Interest income.....................  $7,433  $19,818     $4,845       $1,569
Dividend income.....................      --       --          1           84
                                      ------  -------     ------       ------
  Total Income......................   7,433   19,818      4,846        1,653
                                      ------  -------     ------       ------
Expenses:
Investment advisory fees............     589    1,438        174          190
Administration fees.................     294      719         87           95
Shareholder servicing fees (Class A
 Shares)............................       7      190         46           32
12b-1 fees (Class B Shares).........      --        2         65           --
Accounting fees.....................      50      119         37           26
Transfer agent fees.................      40       90         31           18
Custodian fees......................      19       47         13            6
Trustee fees and expenses...........       4       10          2            1
Other...............................      51      100         24           16
                                      ------  -------     ------       ------
  Total Expenses....................   1,054    2,715        479          384
Expenses voluntarily reduced........     (12)    (127)      (190)        (127)
                                      ------  -------     ------       ------
  Net Expenses......................   1,042    2,588        289          257
                                      ------  -------     ------       ------
Net Investment Income (Loss)........   6,391   17,230      4,557        1,396
                                      ------  -------     ------       ------
Realized/Unrealized Gains (Losses)
 From Investments:
Net realized gains (losses) from
 investment transactions............      --       --         --         (111)
                                      ------  -------     ------       ------
Net realized/unrealized gains
 (losses) from investments..........      --       --         --         (111)
                                      ------  -------     ------       ------
Change in net assets resulting from
 operations.........................  $6,391  $17,230     $4,557       $1,285
                                      ======  =======     ======       ======

--------
(a) Formerly the U.S. Treasury Fund.
(b) Formerly the Prime Obligations Fund.
(c) Formerly the Tax-Exempt Fund.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                                                           Enhanced Market
                           Equity Income Fund       Value Fund (a)               Fund               Growth Fund (b)
                          --------------------  -----------------------  --------------------     --------------------
                          Six Months    Year    Six Months      Year     Six Months   Period      Six Months    Year
                             Ended     Ended       Ended       Ended        Ended     Ended          Ended     Ended
                          January 31, July 31,  January 31,   July 31,   January 31, July 31,     January 31, July 31,
                             2000       1999       2000         1999        2000     1999 (c)        2000       1999
                          ----------- --------  -----------  ----------  ----------- --------     ----------- --------
                          (Unaudited)           (Unaudited)              (Unaudited)              (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................    $   253   $    519  $    5,933   $   10,818    $   125   $   126       $   (132)  $  (149)
 Net realized gains
  (losses) from
  investment
  transactions..........      2,558      2,385      64,046      136,676        600     1,583            981     1,650
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  futures...............      4,770      2,356    (154,513)         419      2,001     2,432          2,390     2,629
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Change in net assets
 resulting from
 operations.............      7,581      5,260     (84,534)     147,913      2,726     4,141          3,239     4,130
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Distributions to Class A
 Shareholders (d):
 From net investment
  income................       (109)      (314)       (340)        (565)       (47)      (79)            --        --
 From net realized gains
  from investment
  transactions..........     (1,240)      (525)     (9,331)      (7,000)      (614)      (30)          (495)      (69)
Distributions to Trust
 Shareholders (e):
 From net investment
  income................        (83)      (144)     (5,644)      (9,737)       (78)      (41)(f)         --        --
 From net realized gains
  from investment
  transactions..........       (796)      (184)   (123,979)     (94,909)      (754)       --           (794)      (40)
Distributions to Class B
 Shareholders:
 From net investment
  income................        (16)       (56)        (24)         (24)        (2)       (4)(g)         --        --
 From net realized gains
  from investment
  transactions..........       (485)      (167)     (1,625)        (935)      (326)       (2)(g)       (311)      (31)
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Change in net assets
 resulting from
 shareholder
 distributions..........     (2,729)    (1,390)   (140,943)    (113,170)    (1,821)     (156)        (1,600)     (140)
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Capital Transactions:
 Proceeds from shares
  issued................     19,989      9,218      71,582      199,148     33,937    40,225         18,358    27,139
 Dividends reinvested...      1,998      1,155      35,339       25,287      1,335       140          1,078       100
 Cost of shares
  redeemed..............     (5,549)   (16,396)   (185,148)    (244,053)    (7,316)   (9,580)       (11,608)   (7,692)
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Change in net assets
 from capital
 transactions...........     16,438     (6,023)    (78,227)     (19,618)    27,956    30,785          7,828    19,547
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Change in net assets....     21,290     (2,153)   (303,704)      15,125     28,861    34,770          9,467    23,537
Net Assets:
 Beginning of period....     40,353     42,506   1,043,794    1,028,669     34,770        --         39,558    16,021
                            -------   --------  ----------   ----------    -------   -------       --------   -------
 End of period..........    $61,643   $ 40,353  $  740,090   $1,043,794    $63,631   $34,770       $ 49,025   $39,558
                            =======   ========  ==========   ==========    =======   =======       ========   =======
Share Transactions:
 Issued.................      1,443        755       3,263        8,339      2,388     3,204          1,235     2,033
 Reinvested.............        150         98       1,745        1,125         94        10             73         8
 Redeemed...............       (409)    (1,347)     (8,406)     (10,006)      (509)     (705)          (786)     (603)
                            -------   --------  ----------   ----------    -------   -------       --------   -------
Change in shares........      1,184       (494)     (3,398)        (542)     1,973     2,509            522     1,438
                            =======   ========  ==========   ==========    =======   =======       ========   =======

--------
(a) Formerly the Equity Fund.
(b) Formerly the Capital Growth Fund.
(c) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(d) Formerly Classic Shares.
(e) Formerly Premier Shares.
(f) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(g) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                 Select                  Regional
                                 Equity                   Equity              Small Cap              Balanced
                                  Fund                     Fund                  Fund                  Fund
                          --------------------     --------------------  --------------------  --------------------
                          Six Months   Period      Six Months    Year    Six Months    Year    Six Months    Year
                             Ended     Ended          Ended     Ended       Ended     Ended       Ended     Ended
                          January 31, July 31,     January 31, July 31,  January 31, July 31,  January 31, July 31,
                             2000     1999 (a)        2000       1999       2000       1999       2000       1999
                          ----------- --------     ----------- --------  ----------- --------  ----------- --------
                          (Unaudited)              (Unaudited)           (Unaudited)           (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................   $     59   $    72       $    288   $    579    $  (162)  $   (99)   $  5,748   $ 10,947
 Net realized gains
  (losses) from
  investment
  transactions..........       (183)      612         (1,782)    16,745      2,394    (2,191)      6,729     43,490
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     (2,825)    1,381        (11,518)   (30,363)     5,365     2,703     (27,715)   (19,188)
                           --------   -------       --------   --------    -------   -------    --------   --------
Change in net assets
 resulting from
 operations.............     (2,949)    2,065        (13,012)   (13,039)     7,597       413     (15,238)    35,249
                           --------   -------       --------   --------    -------   -------    --------   --------
Distributions to Class A
 Shareholders (b):
 From net investment
  income................        (25)      (49)           (58)      (128)        --        --        (665)    (1,197)
 From net realized gains
  from investment
  transactions..........       (450)      (19)        (3,408)    (2,101)        --        --      (4,396)    (3,540)
Distributions to Trust
 Shareholders (c):
 From net investment
  income................        (37)      (22)(d)       (238)      (436)        --        --      (5,587)    (9,447)
 From net realized gains
  from investment
  transactions..........       (552)       (6)(d)    (10,500)    (4,934)        --        --     (35,672)   (25,304)
Distributions to Class B
 Shareholders:
 From net investment
  income................         (3)       (2)(e)         (1)        (1)        --        --        (138)      (153)
 From net realized gains
  from investment
  transactions..........       (114)       --           (157)      (110)        --        --      (1,214)      (554)
                           --------   -------       --------   --------    -------   -------    --------   --------
Change in net assets
 resulting from
 shareholder
 distributions..........     (1,181)      (98)       (14,362)    (7,710)        --        --     (47,672)   (40,195)
                           --------   -------       --------   --------    -------   -------    --------   --------
Capital Transactions:
 Proceeds from shares
  issued................      1,319    27,874          8,987      9,981     13,523    18,277      39,461     66,769
 Dividends reinvested...      1,060        94          6,307      3,734         --        --      24,807     24,021
 Cost of shares
  redeemed..............    (10,036)   (7,324)       (35,148)   (50,312)    (3,282)   (2,226)    (90,653)   (95,223)
                           --------   -------       --------   --------    -------   -------    --------   --------
Change in net assets
 from capital
 transactions...........     (7,657)   20,644        (19,854)   (36,597)    10,241    16,051     (26,385)    (4,433)
                           --------   -------       --------   --------    -------   -------    --------   --------
Change in net assets....    (11,787)   22,611        (47,228)   (57,346)    17,838    16,464     (89,295)    (9,379)
Net Assets:
 Beginning of period....     22,611        --         82,261    139,607     23,779     7,315     372,370    381,749
                           --------   -------       --------   --------    -------   -------    --------   --------
 End of period..........   $ 10,824   $22,611       $ 35,033   $ 82,261    $41,617   $23,779    $283,075   $372,370
                           ========   =======       ========   ========    =======   =======    ========   ========
Share Transactions:
 Issued.................        120     2,492            643        419      1,339     2,300       2,973      4,511
 Reinvested.............        111         8            491        159         --        --       1,962      1,666
 Redeemed...............       (961)     (597)        (2,018)    (2,125)      (352)     (279)     (6,790)    (6,379)
                           --------   -------       --------   --------    -------   -------    --------   --------
Change in shares........       (730)    1,903           (884)    (1,547)       987     2,021      (1,855)      (202)
                           ========   =======       ========   ========    =======   =======    ========   ========

--------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                           Limited Term Bond        Government Income
                                Fund (a)                   Fund               Bond Fund
                          --------------------     --------------------  --------------------
                          Six Months    Year       Six Months    Year    Six Months    Year
                             Ended     Ended          Ended     Ended       Ended     Ended
                          January 31, July 31,     January 31, July 31,  January 31, July 31,
                             2000       1999          2000       1999       2000       1999
                          ----------- --------     ----------- --------  ----------- --------
                          (Unaudited)              (Unaudited)           (Unaudited)
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................   $  3,136   $  6,321       $   238   $   513    $ 10,779   $ 19,836
 Net realized gains
  (losses) from
  investment
  transactions..........         33        464           (27)       51        (986)     3,588
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........     (2,140)    (2,240)         (119)     (283)    (10,344)   (15,033)
                           --------   --------       -------   -------    --------   --------
Change in net assets
 resulting from
 operations.............      1,029      4,545            92       281        (551)     8,391
                           --------   --------       -------   -------    --------   --------
Distributions to Class A
 Shareholders (b):
 From net investment
  income................        (90)      (163)         (120)     (360)       (200)      (385)
 From net realized gains
  from investment
  transactions..........         --         --            --        --         (15)       (87)
Distributions to Trust
 Shareholders (c):
 From net investment
  income................     (3,369)    (5,930)         (100)     (141)    (10,791)   (18,671)
 From net realized gains
  from investment
  transactions..........         --         --            --        --        (795)    (3,997)
Distributions to Class B
 Shareholders:
 From net investment
  income................        (57)       (20)(d)        --        --         (57)       (77)
 From net realized gains
  from investment
  transactions..........         --         --            --        --          (5)       (18)
                           --------   --------       -------   -------    --------   --------
Change in net assets
 resulting from
 shareholder
 distributions..........     (3,516)    (6,113)         (220)     (501)    (11,863)   (23,235)
                           --------   --------       -------   -------    --------   --------
Capital Transactions:
 Proceeds from shares
  issued................      6,056     31,324         1,018     2,636      47,312    122,886
 Dividends reinvested...        420        709           113       240       2,463      5,561
 Cost of shares
  redeemed..............    (16,942)   (27,080)       (1,639)   (4,767)    (40,596)   (59,190)
                           --------   --------       -------   -------    --------   --------
Change in net assets
 from capital
 transactions...........    (10,466)     4,953          (508)   (1,891)      9,179     69,257
                           --------   --------       -------   -------    --------   --------
Change in net assets....    (12,953)     3,385          (636)   (2,111)     (3,235)    54,413
Net Assets:
 Beginning of period....    113,869    110,484         8,586    10,697     389,817    335,404
                           --------   --------       -------   -------    --------   --------
 End of period..........   $100,916   $113,869       $ 7,950   $ 8,586    $386,582   $389,817
                           ========   ========       =======   =======    ========   ========
Share Transactions:
 Issued.................        594      2,987           106       266       4,529     11,159
 Reinvested.............         40         68            12        24         236        500
 Redeemed...............     (1,665)    (2,579)         (171)     (481)     (3,875)    (5,321)
                           --------   --------       -------   -------    --------   --------
Change in shares........     (1,031)       476           (53)     (191)        890      6,338
                           ========   ========       =======   =======    ========   ========

--------
(a) Formerly the Limited Maturity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                                         Florida Tax-Exempt
                                  Municipal Bond Fund         Fund (a)
                                  --------------------  --------------------
                                  Six Months    Year    Six Months    Year
                                     Ended     Ended       Ended     Ended
                                  January 31, July 31,  January 31, July 31,
                                     2000       1999       2000       1999
                                  ----------- --------  ----------- --------
                                  (Unaudited)           (Unaudited)
From Investment Activities:
Operations:
 Net investment income (loss)...   $  7,053   $ 13,414   $  1,527   $  2,897
 Net realized gains (losses)
  from investment transactions..         58      2,189       (301)       376
 Net change in unrealized
  appreciation (depreciation)
  from investments..............    (10,868)    (7,994)    (1,860)    (2,004)
                                   --------   --------   --------   --------
Change in net assets resulting
 from operations................     (3,757)     7,609       (634)     1,269
                                   --------   --------   --------   --------
Distributions to Class A
 Shareholders (b):
 From net investment income.....        (58)       (88)      (154)      (388)
 From net realized gains from
  investment transactions.......        (15)       (21)       (17)       (50)
Distributions to Trust
 Shareholders (c):
 From net investment income.....     (6,919)   (12,760)    (1,364)    (2,374)
 From net realized gains from
  investment transactions.......     (1,647)    (3,342)      (177)      (333)
Distributions to Class B
 Shareholders:
 From net investment income.....         (3)        --        (11)        (4)(d)
 From net realized gains from
  investment transactions.......         (1)        --         (2)        --
                                   --------   --------   --------   --------
Change in net assets resulting
 from shareholder distributions.     (8,643)   (16,211)    (1,725)    (3,149)
                                   --------   --------   --------   --------
Capital Transactions:
 Proceeds from shares issued....     72,277     52,433      8,798     25,737
 Dividends reinvested...........        254        265        154        458
 Cost of shares redeemed........    (26,621)   (49,246)   (12,298)   (12,035)
                                   --------   --------   --------   --------
Change in net assets from
 capital transactions...........     45,910      3,452     (3,346)    14,160
                                   --------   --------   --------   --------
Change in net assets............     33,510     (5,150)    (5,705)    12,280
Net Assets:
 Beginning of period............    324,003    329,153     76,312     64,032
                                   --------   --------   --------   --------
 End of period..................   $357,513   $324,003   $ 70,607   $ 76,312
                                   ========   ========   ========   ========
Share Transactions:
 Issued.........................      7,521      5,171        877      2,447
 Reinvested.....................         26         27         15         43
 Redeemed.......................     (2,753)    (4,836)    (1,225)    (1,146)
                                   --------   --------   --------   --------
Change in shares................      4,794        362       (333)     1,344
                                   ========   ========   ========   ========

--------
(a) Formerly the Florida Tax-Free Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                 U.S. Treasury Money   Prime Money Market Fund
                                   Market Fund (a)               (b)
                                ---------------------  -----------------------
                                Six Months    Year     Six Months     Year
                                   Ended      Ended       Ended       Ended
                                January 31, July 31,   January 31,  July 31,
                                   2000       1999        2000        1999
                                ----------- ---------  ----------- -----------
                                (Unaudited)            (Unaudited)
From Investment Activities:
Operations:
 Net investment income (loss).   $   6,391  $  12,933   $  17,230  $    31,049
 Net realized gains (losses)
  from investment
  transactions................          --         --          --            2
                                 ---------  ---------   ---------  -----------
Change in net assets resulting
 from operations..............       6,391     12,933      17,230       31,051
                                 ---------  ---------   ---------  -----------
Distributions to Class A
 Shareholders (c):
 From net investment income...        (112)      (259)     (3,581)      (5,916)
Distributions to Trust
 Shareholders (d):
 From net investment income...      (6,279)   (12,674)    (13,640)     (25,128)
Distributions to Class B
 Shareholders:
 From net investment income...          --         --          (9)          (5)
                                 ---------  ---------   ---------  -----------
Change in net assets resulting
 from shareholder
 distributions................      (6,391)   (12,933)    (17,230)     (31,049)
                                 ---------  ---------   ---------  -----------
Capital Transactions:
 Proceeds from shares issued..     365,982    767,190     854,448    1,839,819
 Dividends reinvested.........         243        909       4,444        7,705
 Cost of shares redeemed......    (391,299)  (802,987)   (857,968)  (1,771,260)
                                 ---------  ---------   ---------  -----------
Change in net assets from
 capital transactions.........     (25,074)   (34,888)        924       76,264
                                 ---------  ---------   ---------  -----------
Change in net assets..........     (25,074)   (34,888)        924       76,266
Net Assets:
 Beginning of period..........     325,237    360,125     673,201      596,935
                                 ---------  ---------   ---------  -----------
 End of period................   $ 300,163  $ 325,237   $ 674,125  $   673,201
                                 =========  =========   =========  ===========
Share Transactions:
 Issued.......................     365,982    767,190     854,448    1,839,819
 Reinvested...................         243        909       4,444        7,705
 Redeemed.....................    (391,299)  (802,987)   (857,968)  (1,771,260)
                                 ---------  ---------   ---------  -----------
Change in shares..............     (25,074)   (34,888)        924       76,264
                                 =========  =========   =========  ===========

--------
(a) Formerly the U.S. Treasury Fund.
(b) Formerly the Prime Obligations Fund.
(c) Formerly Classic Shares.
(d) Formerly Premier Shares.
                       See notes to financial statements.

AMSOUTH FUNDS

                      Statements of Changes in Net Assets
                             (Amounts in thousands)

                                Institutional Prime        Tax-Exempt Money
                                 Obligations Fund           Market Fund (a)
                               ---------------------     ---------------------
                               Six Months   Period       Six Months    Year
                                  Ended      Ended          Ended      Ended
                               January 31, July 31,      January 31, July 31,
                                  2000     1999 (b)         2000       1999
                               ----------- ---------     ----------- ---------
                               (Unaudited)               (Unaudited)
From Investment Activities:
Operations:
 Net investment income
  (loss).....................   $   4,557  $   4,736      $   1,396  $   2,582
 Net realized gains (losses)
  from investment
  transactions...............          --         --           (111)         1
                                ---------  ---------      ---------  ---------
Change in net assets
 resulting from operations...       4,557      4,736          1,285      2,583
                                ---------  ---------      ---------  ---------
Distributions to Class A
 Shareholders (c) (d):
 From net investment income..      (2,977)    (4,300)          (366)      (660)
Distributions to Trust
 Shareholders (e) (f):
 From net investment income..        (948)      (306)(h)     (1,030)    (1,922)
Distributions to Class B
 Shareholders (g):
 From net investment income..        (632)      (130)(i)         --         --
                                ---------  ---------      ---------  ---------
Change in net assets
 resulting from shareholder
 distributions...............      (4,557)    (4,736)        (1,396)    (2,582)
                                ---------  ---------      ---------  ---------
Capital Transactions:
 Proceeds from shares issued.     410,511    468,518        105,165    236,615
 Dividends reinvested........          --         --            337        691
 Cost of shares redeemed.....    (304,295)  (359,485)      (106,982)  (231,324)
                                ---------  ---------      ---------  ---------
Change in net assets from
 capital transactions........     106,216    109,033         (1,480)     5,982
                                ---------  ---------      ---------  ---------
Change in net assets.........     106,216    109,033         (1,591)     5,983
Net Assets:
 Beginning of period.........     109,033         --         96,724     90,741
                                ---------  ---------      ---------  ---------
 End of period...............   $ 215,249  $ 109,033      $  95,133  $  96,724
                                =========  =========      =========  =========
Share Transactions:
 Issued......................     410,511    468,518        105,165    236,615
 Reinvested..................          --         --            337        691
 Redeemed....................    (304,295)  (359,485)      (106,982)  (231,324)
                                ---------  ---------      ---------  ---------
Change in shares.............     106,216    109,033         (1,480)     5,982
                                =========  =========      =========  =========

--------
(a) Formerly the Tax-Exempt Fund.
(b) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(c) Class I shares for the Institutional Prime Obligations Fund.
(d) Formerly Classic Shares.
(e) Class II shares for the Institutional Prime Obligations Fund.
(f) Formerly Premier Shares.
(g) Class III shares for the Institutional Prime Obligations Fund.
(h) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(i) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH
Equity Income Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Common Stocks & Securities Convertible to
  Common Stock (98.8%):
 Basic Materials (2.7%):
   9,100   E.I. du Pont de Nemours....................................   $   537
  20,900   Sealed Air Corp., 4.00%, CVT. PFD.,
            4/1/18....................................................     1,113
                                                                         -------
                                                                           1,650
                                                                         -------
 Capital Goods/Diversified (7.1%):
  13,200   General Electric Co........................................     1,761
  54,100   Ingersoll-Rand Co., 6.75%, CVT. PFD., 12/31/49.............     1,254
  28,400   Pitney Bowes, Inc..........................................     1,392
                                                                         -------
                                                                           4,407
                                                                         -------
 Consumer Cyclical (2.6%):
  32,700   Ford Motor Co..............................................     1,627
                                                                         -------
 Consumer Staples (6.0%):
  11,900   Coca Cola Co...............................................       684
  11,800   Estee Lauder, 6.25%, CVT. PFD., 2/23/02....................     1,121
   7,800   Procter & Gamble Co........................................       787
  18,600   Quaker Oats Co.............................................     1,104
                                                                         -------
                                                                           3,696
                                                                         -------
 Energy (5.6%):
  46,500   EOG Resources, 7.00%, CVT. PFD., 7/31/02...................       791
  20,701   Exxon Mobil Corp...........................................     1,728
  21,200   Shell Transport & Trading Co. PLC (ADR)....................       930
                                                                         -------
                                                                           3,449
                                                                         -------
 Finance (12.6%):
  10,600   American International Group, Inc..........................     1,104
  16,500   Bank of America Corp.......................................       799
  14,200   Chase Manhattan Corp.......................................     1,142
  26,450   Citigroup, Inc.............................................     1,520
   8,675   J.P. Morgan & Co., Inc.....................................     1,065
  55,400   Lincoln National Corp., 7.75%, CVT. PFD., 8/16/01..........     1,198
  11,000   Merrill Lynch & Co., Inc...................................       954
                                                                         -------
                                                                           7,782
                                                                         -------

   Shares
     or
 Principal                           Security                            Market
   Amount                           Description                           Value
 ---------- ----------------------------------------------------------   -------

 Common Stocks & Securities Convertible to
  Common Stock, continued:
 Healthcare (10.1%):
     29,800 Abbott Laboratories.......................................   $   972
     20,200 Bausch & Lomb, Inc........................................     1,253
     15,000 Bristol-Myers Squibb Co...................................       990
 $  910,000 Centocor, Inc., 4.75%, CVT. BD., 2/15/05..................     1,123
     11,500 Merck & Co., Inc..........................................       906
     29,400 Monsanto (ACES) 6.50%, CVT. PFD., 11/30/01................       970
                                                                         -------
                                                                           6,214
                                                                         -------
 Retailing (6.1%):
 $1,690,000 Costco Co., 0.00%, CVT. BD., 8/19/02......................     1,918
     32,500 Dollar General STRYPES Trust..............................     1,115
     12,750 Home Depot, Inc...........................................       722
                                                                         -------
                                                                           3,755
                                                                         -------
 Services (5.3%):
 $  830,000 Clear Channel Communication, 2.63%, CVT. BD., 4/1/03......     1,163
    390,000 Omnicom Group, 4.25%, CVT. BD., 1/3/07....................     1,151
     17,400 Seagrams Co., 7.50%, CVT. PFD., 6/21/02...................       966
                                                                         -------
                                                                           3,280
                                                                         -------
 Technology (30.2%):
     45,700 Amdocs Ltd., 6.75%, CVT. PFD., 9/11/02....................     2,104
     18,000 Computer Associates International, Inc....................     1,236
 $  470,000 Conexant Systems, 4.25%, CVT. BD., 5/1/06.................     1,707
      8,700 Corning Glass Works.......................................     1,342
      5,400 I.B.M. Corp...............................................       606
 $  290,000 Level One Communications, 4.00%, CVT. BD., 9/1/04.........       901
      9,300 Motorola, Inc.............................................     1,272
     20,000 Nextel STRYPES Trust, 7.25%, CVT. PFD., 5/15/00...........     1,849
 $  400,000 Oak Industries, 4.88%, CVT. BD., 3/1/08...................     1,301
  1,000,000 Rational Software, 5.00%, CVT. BD., 2/1/07................       984
    800,000 Sanmina Corp., 4.25%, CVT. BD., 5/1/04....................     1,071
  2,000,000 Solectron Corp., 0.00%, CVT. BD.,
             1/27/19..................................................     1,213

                                   Continued

AMSOUTH
Equity Income Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

   Shares
     or
 Principal                           Security                            Market
   Amount                           Description                           Value
 ---------- ----------------------------------------------------------   -------

 Common Stocks & Securities Convertible to
  Common Stock, continued:
 Technology, continued:
     14,200 Texas Instruments, Inc....................................   $ 1,532
 $  530,000 Veritas Software, 1.86%, CVT. BD., 8/13/06................     1,472
                                                                         -------
                                                                          18,590
                                                                         -------
 Utilities (10.5%):
     22,200 BCE, Inc..................................................     2,269
     17,000 Enron Corp................................................     1,146
 $1,150,000 NTL, Inc., 5.75%, CVT. BD., 12/15/09......................     1,202
      9,200 Sprint Corp...............................................       595
     24,700 Vodafone/Mediaone Group, 7.00%, CVT. PFD., 11/5/02........     1,272
                                                                         -------
                                                                           6,484
                                                                         -------
  Total Common Stocks & Securities Convertible to Common Stock            60,934
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------

 Investment Companies (1.4%):
  854,108  AmSouth Prime Money Market Fund............................   $   854
                                                                         -------
  Total Investment Companies                                                 854
                                                                         -------
  Total (Cost $52,925) (a)                                               $61,788
                                                                         =======

--------
Percentages indicated are based on net assets of $61,643.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation........ $10,533
   Unrealized depreciation........  (1,670)
                                   -------
   Net unrealized appreciation.... $ 8,863
                                   =======

ACES--Adjustable Conversion--Rate Equity Security Units
ADR--American Depository Receipt
CVT. PFD.--Convertible Preferred Stock
CVT. BD.--Convertible Bond
PLC--Public Limited Co.
STRYPES--Structured Yield Product Exchangeable for Stock

Breakdown of Sectors
--------------------
Common Stocks......................   53.5%
Convertible Preferred Stocks.......   20.5%
Convertible Bonds..................   24.6%
Investment Companies...............    1.4%
                                     ------
 Total.............................  100.0%
                                     ======

                       See notes to financial statements.

AMSOUTH
Value Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                     Security                            Market
   Shares                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks (98.7%):
 Automotive (2.3%):
    336,000 Ford Motor Co. ..........................................   $ 16,716
                                                                        --------
 Automotive Parts (1.1%):
    358,500 Arvin Industries, Inc. ..................................      8,313
                                                                        --------
 Banking (6.7%):
    200,000 Bank of America Corp. ...................................      9,688
    300,000 Bank One Corp. ..........................................      8,944
    400,000 First Union Corp. .......................................     13,425
    700,000 Washington Mutual, Inc. .................................     17,762
                                                                        --------
                                                                          49,819
                                                                        --------
 Business Services (2.4%):
    155,000 Modis Professional Services, Inc. (b)....................      2,693
    690,000 Reynolds & Reynolds Co., Class A.........................     15,266
                                                                        --------
                                                                          17,959
                                                                        --------
 Chemicals-Speciality (2.7%):
    920,000 Engelhard Corp. .........................................     14,662
    475,000 M.A. Hanna Co. ..........................................      5,433
                                                                        --------
                                                                          20,095
                                                                        --------
 Computer Hardware (2.9%):
    125,000 Compaq Computer Corp. ...................................      3,422
    160,000 IBM Corp. ...............................................     17,950
                                                                        --------
                                                                          21,372
                                                                        --------
 Computers & Peripherals (3.1%):
    900,000 Cabletron Systems, Inc. (b)..............................     23,119
                                                                        --------
 Consumer Goods (2.4%):
    790,000 American Greetings Corp., Class A........................     17,479
                                                                        --------
 Electrical & Electronic (1.5%):
    204,000 Avnet, Inc. .............................................     10,952
                                                                        --------
 Financial Services (2.4%):
    630,000 Dun & Bradstreet Corp. ..................................     15,868
     80,000 Equifax, Inc. ...........................................      1,720
                                                                        --------
                                                                          17,588
                                                                        --------

                                     Security                            Market
   Shares                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Food Products, Processing & Packaging (3.1%):
    210,000 Dole Food, Inc. .........................................   $  3,216
    895,000 Sara Lee Corp. ..........................................     16,501
    180,000 Universal Foods Corp. ...................................      3,308
                                                                        --------
                                                                          23,025
                                                                        --------
 Forest & Paper Products (6.4%):
    345,000 International Paper Co. .................................     16,431
    290,000 Weyerhauser Co...........................................     16,638
    350,000 Willamette Industries, Inc...............................     14,350
                                                                        --------
                                                                          47,419
                                                                        --------
 Health Care (3.0%):
    197,000 Aetna, Inc. .............................................     10,490
    220,000 United Healthcare Corp. .................................     11,660
                                                                        --------
                                                                          22,150
                                                                        --------
 Household Products/Wares (2.0%):
    486,580 Newell Rubbermaid, Inc. .................................     14,597
                                                                        --------
 Insurance (7.6%):
    300,000 Chubb Corp. .............................................     16,875
    210,000 Marsh & McLennan Cos., Inc. .............................     19,740
    660,000 St. Paul Cos., Inc. .....................................     19,924
                                                                        --------
                                                                          56,539
                                                                        --------
 Manufacturing (0.4%):
    123,800 Kennametal, Inc. ........................................      3,257
                                                                        --------
 Medical Supplies (3.9%):
    370,000 C.R. Bard, Inc. .........................................     16,558
    335,000 DENTSPLY International, Inc..............................      8,291
     75,000 Guidant Corp. (b)........................................      3,947
                                                                        --------
                                                                          28,796
                                                                        --------
 Newspapers (3.1%):
     60,000 Dow Jones & Co., Inc.....................................      3,720
    275,000 Gannett Co., Inc. .......................................     19,113
                                                                        --------
                                                                          22,833
                                                                        --------
 Oil & Gas Exploration, Production, & Services (12.5%):
    250,000 Burlington Resources, Inc. ..............................      8,016
    324,200 Kerr-McGee Corp. ........................................     17,952
    350,000 Noble Affiliates.........................................      7,022

                                   Continued

AMSOUTH
Value Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                     Security                            Market
   Shares                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services, continued:
    570,000 Sunoco, Inc..............................................   $ 13,146
    325,000 Texaco, Inc..............................................     17,184
    635,000 Ultramar Diamond Shamrock Corp...........................     13,891
    610,000 USX-Marathon Group.......................................     15,669
                                                                        --------
                                                                          92,880
                                                                        --------
 Packaging (0.8%):
    300,000 Crown Cork & Seal, Inc. .................................      6,094
                                                                        --------
 Pharmaceuticals (5.4%):
    120,000 American Home Products Corp..............................      5,648
    275,000 Baxter International, Inc. ..............................     17,565
    360,000 Pharmacia & Upjohn, Inc..................................     16,920
                                                                        --------
                                                                          40,133
                                                                        --------
 Railroads (0.8%):
    200,000 CSX Corp.................................................      5,850
                                                                        --------
 Retail (9.6%):
    470,000 CVS Corp.................................................     16,421
    410,000 Dillard's, Inc., Class A.................................      7,867
    600,000 May Department Stores Co. ...............................     18,674
    250,000 Target Corp..............................................     16,516
    205,000 Wal-Mart Stores, Inc. ...................................     11,224
                                                                        --------
                                                                          70,702
                                                                        --------

                                     Security                            Market
   Shares                          Description                           Value
 ---------- ---------------------------------------------------------   --------

 Common Stocks, continued:
 Transportation Leasing & Trucking (2.4%):
    415,000 Ryder System, Inc........................................   $  9,156
    243,000 US Freightways Corp......................................      8,839
                                                                        --------
                                                                          17,995
                                                                        --------
 Utilities-Electric & Gas (5.0%):
    550,000 Constellation Energy Group...............................     16,569
    170,000 New Century Energies, Inc................................      4,919
    600,000 Southern Co..............................................     15,375
                                                                        --------
                                                                          36,863
                                                                        --------
 Utilities-Telecommunications (5.2%):
    305,000 AT&T Corp................................................     16,089
    280,000 BellAtlantic Corp. ......................................     17,343
    100,000 BellSouth Corp...........................................      4,706
                                                                        --------
                                                                          38,138
                                                                        --------
  Total Common Stocks                                                    730,683
                                                                        --------
 Investment Companies (2.3%):
 15,297,898 AmSouth Prime Money Market Fund..........................     15,298
  1,383,265 AmSouth U.S. Treasury Money Market Fund..................      1,383
                                                                        --------
  Total Investment Companies                                              16,681
                                                                        --------
  Total (Cost $570,374) (a)                                             $747,364
                                                                        ========

--------
Percentages indicated are based on net assets of $740,090.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation....... $215,382
   Unrealized depreciation.......  (38,392)
                                  --------
   Net unrealized appreciation... $176,990
                                  ========

(b) Represents non-income producing securities.
                       See notes to financial statements.

AMSOUTH
Enhanced Market Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks (96.9%):
 Advertising (0.0%):
       400 Young & Rubicam, Inc......................................   $     22
                                                                        --------
 Aerospace/Defense (0.9%):
     6,900 Boeing Co.................................................        306
       900 Lockheed Martin Corp......................................         17
     1,800 Raytheon Company, Class B.................................         41
     3,900 United Technologies Corp. ................................        206
                                                                        --------
                                                                             570
                                                                        --------
 Airlines (0.3%):
     1,600 AMR Corp. (b).............................................         87
       700 Delta Air Lines, Inc. ....................................         32
     3,400 Southwest Airlines........................................         54
                                                                        --------
                                                                             173
                                                                        --------
 Apparel (0.2%):
       600 Liz Claiborne, Inc. ......................................         20
     2,900 Nike, Inc., Class B.......................................        133
       200 Reebok International Ltd. (b).............................          1
       100 Russell Corp..............................................          1
                                                                        --------
                                                                             155
                                                                        --------
 Appliances (0.1%):
       900 Maytag Corp...............................................         36
       800 Whirlpool Corp. ..........................................         47
                                                                        --------
                                                                              83
                                                                        --------
 Automotive (1.7%):
    10,900 Ford Motor Co. ...........................................        541
     6,100 General Motors Corp. .....................................        491
       600 Navistar International (b)................................         24
       400 PACCAR, Inc...............................................         17
                                                                        --------
                                                                           1,073
                                                                        --------
 Automotive Parts (0.2%):
       800 Cooper Tire & Rubber Co. .................................         10
     1,700 Dana Corp. ...............................................         40
     2,937 Delphi Automotive Systems.................................         51
                                                                        --------
                                                                             101
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Banking (4.9%):
    11,900 Bank of America Corp......................................   $    577
     3,900 Bank of New York Co., Inc.................................        158
    10,548 Bank One Corp.............................................        314
     7,100 Chase Manhattan Corp......................................        572
     1,600 Comerica, Inc. ...........................................         71
    10,327 Firstar Corp. ............................................        247
     1,060 Huntington Bancshares, Inc................................         23
     1,800 J.P. Morgan & Co., Inc....................................        221
     4,700 Keycorp...................................................         99
     5,600 MBNA Corp.................................................        141
     3,200 National City Corp........................................         69
     3,100 PNC Financial Corp........................................        149
     1,000 Regions Financial Corp....................................         24
       900 SouthTrust Corp...........................................         27
       800 State Steet Corp..........................................         64
     3,800 U.S. Bancorp. ............................................         84
     6,100 Washington Mutual, Inc....................................        155
     3,000 Wells Fargo Co. ..........................................        120
                                                                        --------
                                                                           3,115
                                                                        --------
 Beverages (2.4%):
       300 Adolph Coors Co., Class B.................................         15
     3,700 Anheuser-Busch Co., Inc. .................................        250
    13,000 Coca-Cola Co..............................................        746
    10,400 PepsiCo, Inc. ............................................        354
     2,300 Seagram Co. Ltd. .........................................        134
                                                                        --------
                                                                           1,499
                                                                        --------
 Biotechnology (0.8%):
     8,000 Amgen, Inc. (b)...........................................        510
                                                                        --------
 Broadcasting/Cable (0.0%):
       200 Comcast Corp.-Special Class A.............................          9
                                                                        --------
 Brokerage Services (1.1%):
     5,300 Charles Schwab Corp.......................................        191
     1,100 Lehman Brothers Holdings, Inc.............................         79
     2,400 Merrill Lynch & Co., Inc..................................        208
     3,400 Morgan Stanley Dean Witter & Co...........................        225
       700 Paine Webber Group, Inc. .................................         27
                                                                        --------
                                                                             730
                                                                        --------

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Chemicals (1.5%):
     2,200 Air Products and Chemicals, Inc. .........................   $     65
     7,778 E.I. du Pont de Nemours & Co..............................        458
     3,300 Monsanto Co. .............................................        117
       900 PPG Industries, Inc. .....................................         50
     1,700 Praxair, Inc. ............................................         69
     1,184 Rohm & Haas Co............................................         50
     1,500 Sherwin Williams Co.......................................         26
       500 Sigma Aldrich Corp. ......................................         17
     1,400 Union Carbide Corp........................................         78
       300 W.R.Grace and Co. (b).....................................          4
                                                                        --------
                                                                             934
                                                                        --------
 Chemicals-Speciality (0.0%):
     1,100 Engelhard Corp. ..........................................         18
                                                                        --------
 Commercial Services (0.4%):
     7,520 Cendant Corp. (b).........................................        152
     1,400 Ecolab, Inc...............................................         49
       600 Quintiles Transnational Corp. (b).........................         16
     2,400 Service Corp. International...............................         11
                                                                        --------
                                                                             228
                                                                        --------
 Computer Hardware (5.0%):
     1,700 Apple Computer, Inc. (b)..................................        176
    14,900 Compaq Computer Corp......................................        408
    13,400 Dell Computer Corp. (b)...................................        517
     1,700 Gateway, Inc. (b).........................................        104
    10,300 IBM Corp. ................................................      1,156
    10,400 Sun Microsystems, Inc. (b)................................        817
                                                                        --------
                                                                           3,178
                                                                        --------
 Computer Software (6.8%):
       600 Adobe Systems, Inc. ......................................         33
       300 Autodesk, Inc. ...........................................          9
     1,300 BMC Software, Inc. (b)....................................         49
     5,100 Computer Associates International, Inc....................        350
     1,800 Computer Sciences Corp. (b)...............................        165
     1,700 Compuware Corp. (b).......................................         36
    28,100 Microsoft Corp. (b).......................................      2,751
     1,800 Novell, Inc. (b)..........................................         60
    15,000 Oracle Corp. (b)..........................................        749
     1,400 Parametric Technology Corp. (b)...........................         30

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Computer Software, continued:
     1,400 Peoplesoft, Inc. (b)......................................   $     32
                                                                        --------
                                                                           4,264
                                                                        --------
 Computers & Peripherals (5.8%):
     3,600 3Com Corp. (b)............................................        183
       500 Adaptec, Inc. (b).........................................         26
     1,700 Cabletron Systems, Inc. (b)...............................         44
     1,300 Ceridian Corp. (b)........................................         21
    15,200 Cisco Systems, Inc. (b)...................................      1,665
     4,900 Electronic Data Systems Corp..............................        331
     3,431 EMC Corp. (b).............................................        365
     6,900 Hewlett-Packard Co. ......................................        748
       500 NCR Corp. (b).............................................         19
     1,100 Network Appliance Corp. (b)...............................        110
     1,700 Seagate Technology, Inc. (b)..............................         68
     1,900 Silicon Graphics, Inc. (b)................................         18
     3,300 Unisys Corp. (b)..........................................        105
                                                                        --------
                                                                           3,703
                                                                        --------
 Consumer Goods (1.1%):
     1,000 Brunswick Corp............................................         19
     5,600 Gillette Co. .............................................        211
     4,800 Procter & Gamble Co.......................................        484
                                                                        --------
                                                                             714
                                                                        --------
 Cosmetics/Personal Care (0.5%):
       200 Alberto Culver Co., Class B...............................          5
     2,500 Avon Products, Inc........................................         80
     4,100 Kimberly Clark Corp. .....................................        253
                                                                        --------
                                                                             338
                                                                        --------
 Diversified Manufacturing (5.3%):
       600 B.F. Goodrich Co..........................................         15
       900 Cooper Industries.........................................         35
       800 Eaton Corp. ..............................................         57
       300 FMC Corp. (b).............................................         16
    17,800 General Electric Co.......................................      2,373
     2,100 Leggett & Platt, Inc. ....................................         38
     3,000 Minnesota Mining & Manufacturing Co.......................        281
       400 National Service Industries, Inc..........................         10
     1,400 Pactiv Corp. (b)..........................................         13

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Diversified Manufacturing, continued:
       200 PerkinElmer, Inc..........................................   $     10
       100 Springs Industries, Inc., Class A.........................          4
       800 Textron, Inc..............................................         48
    11,224 Tyco International Ltd. ..................................        480
                                                                        --------
                                                                           3,380
                                                                        --------
 Electric Utility (0.0%):
       600 Ameren Corp...............................................         20
       800 Niagara Mohawk Holdings, Inc. (b).........................         10
                                                                        --------
                                                                              30
                                                                        --------
 Electronic Components (0.6%):
     1,300 Analog Devices, Inc. (b)..................................        122
     1,200 LSI Logic Corp. (b).......................................         98
       200 Millipore Corp............................................          9
       800 Molex, Inc. ..............................................         41
       500 Tektronix, Inc............................................         20
     2,500 Xilinx, Inc. (b)..........................................        114
                                                                        --------
                                                                             404
                                                                        --------
 Electronic Components/Instruments (0.8%):
     3,700 Emerson Electric Co. .....................................        203
       900 Johnson Controls, Inc.....................................         50
       500 Pe Corp. Biosystems.......................................         75
     2,000 Rockwell International Corp...............................         99
     1,400 Teradyne, Inc. (b)........................................         91
       600 Thomas & Betts Corp. .....................................         18
                                                                        --------
                                                                             536
                                                                        --------
 Engineering & Construction (0.0%):
       100 Foster Wheeler Corp.......................................          1
                                                                        --------
 Entertainment (0.3%):
     1,100 Harrah's Entertainment, Inc. (b)..........................         22
     4,900 The Walt Disney Co. ......................................        178
                                                                        --------
                                                                             200
                                                                        --------
 Financial Services (4.7%):
     2,400 American Express Co.......................................        396
     3,800 Associates First Capital Corp., Class A...................         76
     1,400 Capital One Financial Corp. ..............................         57
    21,500 Citigroup, Inc. ..........................................      1,234

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Financial Services, continued:
     1,000 Countrywide Credit Industries, Inc........................   $     26
     1,700 Dun & Bradstreet Corp.....................................         43
     6,000 Fannie Mae................................................        360
     1,300 Franklin Resources, Inc. .................................         46
     5,700 Freddie Mac...............................................        286
     1,700 Golden West Financial Corp. ..............................         50
       500 H & R Block, Inc..........................................         22
     4,900 Household International, Inc..............................        173
     2,700 Mellon Financial Corp. ...................................         93
     1,450 Providian Financial.......................................        122
       300 SLM Holding Corp. ........................................         12
       600 T. Rowe Price Associates, Inc.............................         23
                                                                        --------
                                                                           3,019
                                                                        --------
 Food Distributors & Wholesalers (0.3%):
     5,320 Archer-Daniels-Midland Co.................................         63
       200 Great Atlantic & Pacific Tea Co., Inc. ...................          6
     3,400 Ralston Purina Group......................................         94
                                                                        --------
                                                                             163
                                                                        --------
 Food Products, Processing & Packaging (1.2%):
     2,900 Bestfoods.................................................        126
     3,200 General Mills, Inc........................................        100
     3,800 H.J. Heinz Co.............................................        141
       700 Hershey Foods Corp........................................         30
     1,400 Nabisco Group.............................................         12
     1,300 Quaker Oats Co............................................         77
     9,100 Sara Lee Corp.............................................        168
     3,050 Unilever NV ADR...........................................        141
                                                                        --------
                                                                             795
                                                                        --------
 Forest & Paper Products (0.6%):
       500 Boise Cascade Corp. ......................................         18
     1,000 Champion International Corp. .............................         59
     2,000 Fort James Corp. .........................................         54
     1,800 Georgia Pacific Corp......................................         72
     1,000 Louisiana Pacific Corp....................................         13
     1,100 Mead Corp.................................................         41
       100 Potlatch Corp.............................................          4
       600 Temple-Inland, Inc........................................         34
       400 Westvaco Corp.............................................         11

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Forest & Paper Products, continued:
     1,200 Weyerhauser Co. ..........................................   $     68
       900 Willamette Industries, Inc. ..............................         37
                                                                        --------
                                                                             411
                                                                        --------
 Gas Distribution (0.7%):
     1,000 Coastal Corp. ............................................         37
     1,200 El Paso Energy Corp. .....................................         39
     3,800 Enron Corp. ..............................................        256
       200 Nicor, Inc. ..............................................          7
       100 Oneok, Inc. ..............................................          3
     1,100 Sempra Energy ............................................         20
     2,300 Williams Cos., Inc. ......................................         89
                                                                        --------
                                                                             451
                                                                        --------
 Health Care (0.3%):
     1,600 Aetna, Inc. ..............................................         85
     4,100 HEALTHSOUTH Corp. (b).....................................         23
     1,400 Humana, Inc. (b)..........................................         11
     1,600 United Healthcare Corp. ..................................         85
                                                                        --------
                                                                             204
                                                                        --------
 Health Care Services (0.1%):
     1,600 IMS Health, Inc. .........................................         36
       170 Mckesson HBOC, Inc. ......................................          3
       600 Wellpoint Health Networks, Inc. (b).......................         41
                                                                        --------
                                                                              80
                                                                        --------
 Home Builders (0.0%):
       600 Centex Corp. .............................................         14
       100 Fleetwood Enterprises, Inc. ..............................          2
       200 Kaufman & Broad Home Corp. ...............................          4
       200 Pulte Corp. ..............................................          3
                                                                        --------
                                                                              23
                                                                        --------
 Hotels & Lodging (0.4%):
     4,100 Carnival Corp. ...........................................        184
       500 Marriott International, Inc., Class A.....................         16
     1,900 Mirage Resorts, Inc. (b)..................................         24
                                                                        --------
                                                                             224
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Household Products/Wares (0.2%):
     1,200 Clorox Corp. .............................................   $     58
     1,700 Fortune Brands, Inc. .....................................         49
       100 Jostens, Inc. ............................................          2
       700 Newell Rubbermaid, Inc. ..................................         21
       300 Tupperware Corp. .........................................          5
                                                                        --------
                                                                             135
                                                                        --------
 Insurance (2.5%):
     2,800 AFLAC, Inc. ..............................................        122
     4,200 Allstate Corp. ...........................................         97
     6,125 American International Group, Inc. .......................        637
       900 Chubb Corp. ..............................................         51
     2,000 Cigna Corp. ..............................................        143
       900 Cincinnati Financial Corp. ...............................         26
     2,300 Hartford Financial Services Group.........................         88
     2,000 Lincoln National Corp. ...................................         74
     1,100 Loews Corp. ..............................................         62
     1,400 Marsh & McLennan Cos., Inc. ..............................        131
     1,000 MBIA, Inc. ...............................................         50
       600 Safeco Corp. .............................................         15
       700 Torchmark Corp. ..........................................         18
     2,565 Unumprovident Corp. ......................................         69
                                                                        --------
                                                                           1,583
                                                                        --------
 Internet Software (1.5%):
    12,700 America Online, Inc. (b)..................................        723
       800 Yahoo!, Inc. (b)..........................................        258
                                                                        --------
                                                                             981
                                                                        --------
 Machinery & Equipment (0.3%):
       100 Briggs & Stratton Corp. ..................................          4
     1,900 Caterpillar, Inc. ........................................         82
     1,700 Ingersoll Rand Co. .......................................         80
       200 Milacron, Inc. ...........................................          2
       600 Snap-On, Inc. ............................................         16
                                                                        --------
                                                                             184
                                                                        --------

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Media (1.4%):
     3,986 CBS Corp. (b).............................................   $    232
     2,100 McGraw Hill Cos., Inc. ...................................        118
       500 MediaOne Group, Inc. (b)..................................         40
     6,100 Time Warner, Inc. ........................................        488
                                                                        --------
                                                                             878
                                                                        --------
 Medical Supplies (0.5%):
     1,200 Allergan, Inc. ...........................................         69
       600 Bausch & Lomb, Inc. ......................................         37
     2,300 Becton Dickinson & Co. ...................................         60
       500 Biomet, Inc. (b)..........................................         20
       500 C.R. Bard, Inc. ..........................................         22
       600 Mallinckrodt, Inc. .......................................         17
     1,600 Medtronic, Inc. ..........................................         74
       900 St. Jude Medical, Inc. (b)................................         22
                                                                        --------
                                                                             321
                                                                        --------
 Metals & Mining (0.4%):
     1,200 Alcan Aluminum Ltd. ......................................         47
     1,000 Allegheny Technologies, Inc. .............................         21
     2,100 Barrick Gold Corp. .......................................         34
       700 Freeport-McMoran Copper & Gold, Inc. (b)..................         12
     2,300 Homestake Mining..........................................         15
       900 Inco Ltd. (b).............................................         17
       900 Newmont Mining Corp. .....................................         18
       805 Phelps Dodge Corp. .......................................         47
     1,400 Placer Dome, Inc. ........................................         13
       600 Reynolds Metals Co. ......................................         40
                                                                        --------
                                                                             264
                                                                        --------
 Newspapers (0.4%):
       400 Dow Jones & Co., Inc. ....................................         25
     2,600 Gannett Co., Inc. ........................................        180
     1,200 Tribune Co. ..............................................         51
                                                                        --------
                                                                             256
                                                                        --------
 Office Equipment & Services (0.7%):
     1,200 Avery Dennison Corp. .....................................         81
     1,100 Lexmark International Group, Inc., Class A (b)............        104

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Office Equipment & Services, continued:
     2,800 Pitney Bowes, Inc. .......................................   $    137
     5,200 Xerox Corp. ..............................................        109
                                                                        --------
                                                                             431
                                                                        --------
 Oil & Gas Exploration, Production, & Services (6.4%):
       900 Amerada Hess Corp. .......................................         48
     1,200 Anadarko Petroleum .......................................         39
       900 Apache Corp. .............................................         33
       600 Ashland, Inc. ............................................         20
     3,400 Atlantic Richfield Co. ...................................        262
     2,352 Baker Hughes, Inc. .......................................         58
       300 Burlington Resources, Inc. ...............................         10
     5,000 Chevron Corp. ............................................        418
       400 Columbia Energy Group.....................................         26
     3,290 Conoco, Inc., Class B.....................................         78
       100 Eastern Enterprises.......................................          6
    19,832 Exxon Mobil Corp. ........................................      1,655
     3,300 Halliburton Co. ..........................................        119
       900 Kerr-McGee Corp. .........................................         50
       400 McDermott International, Inc. ............................          4
     1,900 Occidental Petroleum Corp. ...............................         38
     2,700 Phillips Petroleum Co. ...................................        110
       400 Rowan Companies, Inc. (b).................................          9
    11,300 Royal Dutch Petroleum Co. ................................        621
     2,900 Schlumberger Ltd. ........................................        177
     2,900 Texaco, Inc. .............................................        153
     1,374 Transocean Sedco Forex, Inc. .............................         44
     1,100 Unocal Corp. .............................................         31
     3,300 USX-Marathon Group........................................         85
                                                                        --------
                                                                           4,094
                                                                        --------
 Pharmaceuticals (9.1%):
       800 Abbott Laboratories.......................................         26
     9,000 American Home Products Corp. .............................        424
     3,100 Baxter International, Inc. ...............................        198
    11,800 Bristol-Myers Squibb Co. .................................        779
     8,400 Eli Lilly & Co. ..........................................        562
     7,300 Johnson & Johnson.........................................        628
    13,600 Merck & Co., Inc. ........................................      1,071
    23,000 Pfizer, Inc. .............................................        836
     4,600 Pharmacia & Upjohn, Inc. .................................        216

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Pharmaceuticals, continued:
     9,700 Schering-Plough Corp. ....................................   $    427
     5,600 Warner-Lambert Co. .......................................        532
                                                                        --------
                                                                           5,699
                                                                        --------
 Photography & Imaging (0.3%):
     3,200 Eastman Kodak Co. ........................................        198
       200 Polaroid Corp. ...........................................          5
                                                                        --------
                                                                             203
                                                                        --------
 Pollution Control Services & Equipment (0.2%):
       400 Allied Waste Industries, Inc. (b).........................          3
     6,500 Waste Management, Inc. ...................................        113
                                                                        --------
                                                                             116
                                                                        --------
 Railroads (0.2%):
     2,400 Burlington Northern Santa Fe..............................         58
       500 CSX Corp. ................................................         15
     1,100 Kansas City Southern Industries...........................         75
                                                                        --------
                                                                             148
                                                                        --------
 Restaurants (0.5%):
       700 Darden Restaurants, Inc. .................................         11
     7,100 McDonald's Corp. .........................................        264
       700 Tricon Global Restaurants (b).............................         20
                                                                        --------
                                                                             295
                                                                        --------
 Retail (4.6%):
       600 Bed Bath & Beyond, Inc. (b)...............................         16
     1,800 Best Buy, Inc. (b)........................................         86
     1,500 Circuit City Stores, Inc. ................................         58
     4,100 CVS Corp. ................................................        143
     8,500 Home Depot, Inc. .........................................        481
       600 Ikon Office Solutions.....................................          5
     1,100 Kohls Corp. (b)...........................................         77
       200 Longs Drug Stores Corp. ..................................          4
     2,800 Lowes Companies, Inc. ....................................        125
     3,500 May Department Stores Co. ................................        109
     2,800 Office Depot, Inc. (b)....................................         28
       100 Pep Boys Manny, Moe & Jack................................          1
     1,000 Rite Aid..................................................          7

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Retail, continued:
     3,800 Safeway, Inc. (b).........................................   $    145
     2,000 Sears, Roebuck & Co. .....................................         62
     4,000 Staples, Inc. (b).........................................         95
     1,500 SUPERVALU, Inc. ..........................................         27
     1,700 Tandy Corp. ..............................................         83
     2,900 Target Corp. .............................................        192
     2,000 TJX Co., Inc. ............................................         33
     2,600 Toys R US, Inc. (b).......................................         27
    20,800 Wal-Mart Stores, Inc. ....................................      1,139
                                                                        --------
                                                                           2,943
                                                                        --------
 Semiconductors (4.6%):
     2,300 Applied Materials, Inc. (b)...............................        316
    19,300 Intel Corp. ..............................................      1,910
       900 KLA-Tencor Corp. (b)......................................         53
     2,000 Micron Technology, Inc. (b)...............................        124
     1,300 National Semiconductor Corp. (b)..........................         68
     4,500 Texas Instruments, Inc. ..................................        485
                                                                        --------
                                                                           2,956
                                                                        --------
 Steel (0.1%):
       500 Bethlehem Steel Corp. (b).................................          3
       900 Nucor Corp. ..............................................         45
       300 Timken Co. ...............................................          5
       400 Worthington Industries, Inc. .............................          6
                                                                        --------
                                                                              59
                                                                        --------
 Telecommunications--Equipment (3.4%):
    16,450 Lucent Technologies, Inc. ................................        909
     2,177 Motorola, Inc. ...........................................        298
     7,000 Nortel Networks Corp. ....................................        669
       700 Scientific-Atlanta, Inc. .................................         54
     4,200 Tellabs, Inc. (b).........................................        227
                                                                        --------
                                                                           2,157
                                                                        --------
 Telecommunications--Wireless (1.1%):
       400 Andrew Corp. (b)..........................................          9
     3,500 Qualcomm, Inc. (b)........................................        444
     2,250 Sprint Corp. PCS (b)......................................        248
                                                                        --------
                                                                             701
                                                                        --------

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Tobacco (0.4%):
    12,400 Philip Morris Companies, Inc..............................   $    260
                                                                        --------
 Toys/Games/Hobbies (0.1%):
     1,750 Hasbro, Inc...............................................         26
     2,200 Mattel, Inc...............................................         23
                                                                        --------
                                                                              49
                                                                        --------
 Transportation Leasing & Trucking (0.0%):
       600 Ryder System, Inc.........................................         13
                                                                        --------
 Utilities--Electric & Gas (1.5%):
       900 American Electric Power Co................................         30
       700 Carolina Power & Light Co.................................         23
       900 Central & South West Corp.................................         18
       700 Cinergy Corp..............................................         17
       500 CMS Energy Corp...........................................         15
     1,200 Consolidated Edison, Inc..................................         39
       700 Constellation Energy Group................................         21
     1,505 Dominion Resources, Inc. (b)..............................         63
       800 DTE Energy Co.............................................         28
     1,900 Duke Energy Corp..........................................        111
     1,700 Edison International......................................         49
     1,100 Entergy Corp..............................................         27
     1,200 Firstenergy Corp..........................................         27
       500 Florida Progress Corp.....................................         21
       900 FPL Group, Inc............................................         38
       600 GPU, Inc..................................................         17
       500 New Century Energies, Inc.................................         14
       700 Northern States Power Co..................................         13
       750 P.P.&L. Resources, Inc....................................         17
     1,000 PECO Energy Co............................................         42
       200 Peoples Energy Corp.......................................          6
     2,000 PG&E Corp.................................................         44
       400 Pinnacle West Capital Corp................................         12
     1,200 Public Service Enterprise Group, Inc......................         41
     1,600 Reliant Energy, Inc.......................................         37

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------

 Common Stocks, continued:
 Utilities--Electric & Gas, continued:
     3,500 Southern Co...............................................   $     91
     1,500 Texas Utilities Co........................................         53
     1,100 Unicom Corp...............................................         43
                                                                        --------
                                                                             957
                                                                        --------
 Utilities--Telecommunications (7.5%):
     2,700 Alltel Corp...............................................        180
    12,532 AT&T Corp.................................................        660
     4,600 BellAtlantic Corp.........................................        285
     9,900 BellSouth Corp............................................        466
     1,400 Centurytel, Inc...........................................         54
     4,030 Global Crossing Ltd. (b)..................................        205
     6,500 GTE Corp..................................................        477
    19,000 MCI WorldCom, Inc. (b)....................................        872
    19,980 SBC Communications, Inc...................................        861
     6,100 Sprint Corp...............................................        395
     3,900 U.S. West, Inc............................................        259
                                                                        --------
                                                                           4,714
                                                                        --------
  Total Common Stocks                                                     61,735
                                                                        --------
 Investment Companies (9.2%):
 3,037,708 AmSouth Prime Money Market Fund...........................      3,037
 2,792,718 AmSouth U.S. Treasury Money Market Fund...................      2,793
                                                                        --------
  Total Investment Companies                                               5,830
                                                                        --------
 U.S. Treasury Notes (1.6%):
 $   1,000 5.12%, 8/31/00 (c)........................................
  Total U.S. Treasury Notes                                                  995
                                                                        --------
  Total (Cost $64,102) (a)                                              $ 68,560
                                                                        --------

                                   Continued

AMSOUTH
Enhanced Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)
--------
Percentages indicated are based on net assets of $63,645.
                             Open Futures Contracts

                                                                   Unrealized
                     # of Contracts Contract Value Expiration Date Gain/(Loss)
                     -------------- -------------- --------------- -----------
S&P 500 Stock Index         5           $1,751         3/17/00        $(25)

The aggregate market value of securities pledged to cover margin requirements for open futures positions at January 31, 2000 was $94.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation........ $8,163
   Unrealized depreciation........ (3,705)
                                   ------
   Net unrealized appreciation.... $4,458
                                   ======

(b) Represents non-income producing securities.
(c) All or part of this security has been pledged as collateral as of January 31, 2000.
                       See notes to financial statements.

AMSOUTH
Growth Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks (98.7%):
 Aerospace/Defense (2.3%):
 24,200 General Dynamics Corp. .......................................   $ 1,140
                                                                         -------
 Banking (3.0%):
 12,915 Commerce Bancshares, Inc. ....................................       398
 15,000 SouthTrust Corp. .............................................       457
 10,692 SunTrust Banks, Inc. .........................................       636
                                                                         -------
                                                                           1,491
                                                                         -------
 Broadcasting/Cable (4.0%):
 21,000 Comcast Corp.-Special Class A.................................       966
 20,400 Cox Communications, Inc., Class A (b).........................       996
                                                                         -------
                                                                           1,962
                                                                         -------
 Computer Hardware (5.4%):
 11,400 Apple Computer, Inc. (b)......................................     1,183
 18,800 Sun Microsystems, Inc. (b)....................................     1,477
                                                                         -------
                                                                           2,660
                                                                         -------
 Computer Software (2.2%):
 10,800 Microsoft Corp. (b)...........................................     1,057
                                                                         -------
 Diversified Manufacturing (5.8%):
 12,300 General Electric Co. .........................................     1,641
 28,400 Tyco International Ltd. ......................................     1,214
                                                                         -------
                                                                           2,855
                                                                         -------
 Electronic Components (7.5%):
 22,000 Analog Devices, Inc. (b)......................................     2,057
 20,000 LSI Logic Corp. (b)...........................................     1,635
                                                                         -------
                                                                           3,692
                                                                         -------
 Financial Services (1.3%):
  7,450 Providian Financial...........................................       629
                                                                         -------
 Food Distributors & Wholesalers (1.5%):
 27,000 Ralston Purina Group..........................................       758
                                                                         -------
 Food Products & Services (1.2%):
 19,000 Nabisco Holdings Corp. .......................................       574
                                                                         -------
 Food Products, Processing & Packaging (3.1%):
 12,000 Quaker Oats Co. ..............................................       713
 45,000 Sara Lee Corp. ...............................................       829
                                                                         -------
                                                                           1,542
                                                                         -------

                                    Security                              Market
 Shares                           Description                             Value
 ------ ---------------------------------------------------------------   ------
 Common Stocks, continued:
 Forest & Paper Products (4.7%):
 24,000 Boise Cascade Corp. ...........................................   $  849
 25,000 Champion International Corp. ..................................    1,463
                                                                          ------
                                                                           2,312
                                                                          ------
 Insurance (3.2%):
 11,100 AFLAC, Inc. ...................................................      482
 15,000 Cigna Corp. ...................................................    1,076
                                                                          ------
                                                                           1,558
                                                                          ------
 Internet Software (6.7%):
 20,000 America Online, Inc. (b).......................................    1,139
  8,000 CMGI, Inc. (b).................................................      901
 19,000 Earthlink Network, Inc. (b)....................................      812
 16,000 Mindspring Enterprises, Inc. (b)...............................      424
                                                                          ------
                                                                           3,276
                                                                          ------
 Medical Supplies (1.3%):
 14,200 Medtronic, Inc. ...............................................      650
                                                                          ------
 Newspapers (3.0%):
 28,000 Knight-Ridder, Inc. ...........................................    1,493
                                                                          ------
 Oil & Gas Exploration, Production, & Services (4.5%):
 18,000 Apache Corp. ..................................................      657
 13,600 Columbia Energy Group..........................................      884
 12,700 Texaco, Inc. ..................................................      672
                                                                          ------
                                                                           2,213
                                                                          ------
 Pharmaceuticals (8.9%):
 20,100 Bristol-Myers Squibb Co. ......................................    1,326
 22,000 Pharmacia & Upjohn, Inc. ......................................    1,034
 17,000 Schering-Plough Corp. .........................................      748
 12,900 Warner-Lambert Co. ............................................    1,224
                                                                          ------
                                                                           4,332
                                                                          ------
 Photography & Imaging (1.6%):
 13,000 Eastman Kodak Co. .............................................      804
                                                                          ------
 Retail (7.2%):
 37,000 Abercrombie & Fitch Co. (b)....................................      791
 18,150 Home Depot, Inc. ..............................................    1,027
 20,000 Safeway, Inc. (b)..............................................      764
 17,000 Wal-Mart Stores, Inc. .........................................      931
                                                                          ------
                                                                           3,513
                                                                          ------

                                   Continued

AMSOUTH
Growth Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Semiconductors (5.9%):
  8,300 Applied Materials, Inc. (b)...................................   $ 1,139
 30,000 KLA-Tencor Corp. (b)..........................................     1,759
                                                                         -------
                                                                           2,898
                                                                         -------
 Telecommunications--Equipment (8.2%):
 22,000 Adtran, Inc. (b)..............................................     1,424
 28,000 Commscope, Inc. (b)...........................................     1,066
 19,000 Scientific-Atlanta, Inc.......................................     1,463
                                                                         -------
                                                                           3,953
                                                                         -------

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Telecommunications--Wireless (2.8%):
 13,000 Nextel Communications, Inc. (b)...............................   $ 1,383
                                                                         -------
 Utilities--Electric & Gas (2.0%):
 42,000 P.P.&L. Resources, Inc........................................       974
                                                                         -------
 Utilities--Telecommunications (1.4%):
 15,000 MCI WorldCom, Inc. (b)........................................       689
                                                                         -------
   Total Common Stocks                                                    48,408
                                                                         -------
   Total (Cost $42,079) (a)                                              $48,408
                                                                         =======

--------
Percentages indicated are based on net assets of $49,025.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation........ $10,170
   Unrealized depreciation........  (3,841)
                                   -------
   Net unrealized appreciation.... $ 6,329
                                   =======

(b) Represents non-income producing securities.
                       See notes to financial statements.

AMSOUTH
Select Equity Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

                                    Security                              Market
 Shares                           Description                             Value
 ------ ---------------------------------------------------------------   ------
 Common Stocks (96.5%):
 Consumer Goods (4.7%):
 22,800 American Greetings Corp., Class A..............................    $ 504
                                                                          ------
 Data Processing & Reproduction (6.7%):
 15,300 Automatic Data Processing, Inc. ...............................      726
                                                                          ------
 Electrical Equipment (7.2%):
 30,200 Hubbell Harvey, Inc., Class B..................................      783
                                                                          ------
 Electronic Components/ Instruments (7.1%):
 14,000 Emerson Electric Co. ..........................................      771
                                                                          ------
 Financial Services (9.0%):
 18,300 Dun & Bradstreet Corp. ........................................      461
 11,800 H & R Block, Inc. .............................................      509
                                                                          ------
                                                                             970
                                                                          ------
 Food Distributors & Wholesalers (12.2%):
 18,800 Ralston Purina Group...........................................      528
 15,600 Smuckers Co., Class A..........................................      273
 15,000 SYSCO Corp. ...................................................      532
                                                                          ------
                                                                           1,333
                                                                          ------
 Food Products, Processing & Packaging (10.2%):
 20,100 General Mills, Inc. ...........................................      626
 11,400 Hershey Foods Corp. ...........................................      485
                                                                          ------
                                                                           1,111
                                                                          ------
 Health Care Services (4.1%):
 19,600 IMS Health, Inc. ..............................................      440
                                                                          ------

--------
Percentages indicated are based on net assets of $10,824.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation............................................ $   449
   Unrealized depreciation............................................  (1,893)
                                                                       -------
   Net unrealized depreciation........................................ $(1,444)
                                                                       =======

                                   Security                              Market
 Shares                           Description                             Value
 ------ --------------------------------------------------------------   -------
 Common Stocks, continued:
 Machinery & Equipment (6.2%):
  9,000 Briggs & Stratton Corp. ......................................   $   399
 10,000 Snap-On, Inc. ................................................       269
                                                                         -------
                                                                             668
                                                                         -------
 Newspapers (8.6%):
  7,900 Gannett Co., Inc. ............................................       549
  8,000 Lee Enterprises...............................................       213
    301 Washington Post, Class B......................................       166
                                                                         -------
                                                                             928
                                                                         -------
 Office Equipment & Services (4.8%):
 10,500 Pitney Bowes, Inc. ...........................................       515
                                                                         -------
 Pharmaceuticals (7.5%):
 12,300 Bristol-Myers Squibb Co. .....................................       812
                                                                         -------
 Pollution Control Services & Equipment (8.2%):
 50,960 Waste Management, Inc. .......................................       892
                                                                         -------
  Total Common Stocks                                                     10,453
                                                                         -------
 Investment Companies (0.6%):
 61,650 AmSouth Prime Money Market Fund...............................        62
                                                                         -------
  Total Investment Companies                                                  62
                                                                         -------
  Total (Cost $11,959) (a)                                               $10,515
                                                                         =======

                       See notes to financial statements.

AMSOUTH
Regional Equity

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Common Stocks (88.4%):
 Apparel (3.0%):
   70,000  Russell Corp. .............................................   $ 1,046
                                                                         -------
 Automotive Parts (2.8%):
   40,000  Genuine Parts Co...........................................       965
                                                                         -------
 Banking (8.8%):
   25,000  Bank of America Corp. .....................................     1,211
   30,000  First Union Corp...........................................     1,007
   25,000  Union Planters Corp........................................       842
                                                                         -------
                                                                           3,060
                                                                         -------
 Building Materials (1.0%):
   70,000  Interface, Inc.............................................       341
                                                                         -------
 Business Services (5.7%):
  115,000  Modis Professional Services, Inc. (b)......................     1,998
                                                                         -------
 Construction-Manufactured Homes (1.2%):
   50,000  Clayton Homes, Inc.........................................       425
                                                                         -------
 Financial Services (4.6%):
   75,000  Equifax, Inc. .............................................     1,613
                                                                         -------
 Food Processing & Packaging (2.1%):
   60,000  Flowers Industries, Inc....................................       731
                                                                         -------
 Forest & Paper Products (5.3%):
   40,000  Caraustar Industries, Inc..................................       773
   40,000  Fort James Corp. ..........................................     1,070
                                                                         -------
                                                                           1,843
                                                                         -------
 Furniture (0.5%):
   65,000  Heilig-Myers Co............................................       187
                                                                         -------
 Health Care (3.1%):
  200,000  HEALTHSOUTH Corp. (b)......................................     1,100
                                                                         -------
 Manufacturing (0.9%):
   25,000  Wolverine Tube, Inc. (b)...................................       331
                                                                         -------
 Medical Services (8.0%):
  200,000  Health Management Assoc., Inc., Class A (b)................     2,788
                                                                         -------
 Office Equipment & Services (3.7%):
   45,000  Harris Corp................................................     1,305
                                                                         -------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services (6.3%):
   50,000  Burlington Resources, Inc..................................   $ 1,603
   10,000  Schlumberger Ltd...........................................       611
                                                                         -------
                                                                           2,214
                                                                         -------
 Railroads (1.7%):
   20,000  CSX Corp...................................................       585
                                                                         -------
 Restaurants (1.6%):
   60,000  CRBL Group, Inc. ..........................................       555
                                                                         -------
 Retail (8.9%):
  145,000  Hancock Fabrics, Inc.......................................       462
   75,000  Office Depot, Inc. (b).....................................       755
   65,000  Saks, Inc. (b).............................................       901
  199,000  Stein-Mart, Inc. (b).......................................       957
                                                                         -------
                                                                           3,075
                                                                         -------
 Steel (2.1%):
   15,000  Nucor Corp.................................................       746
                                                                         -------
 Transportation (4.9%):
   95,000  Offshore Logistics, Inc. (b)...............................       879
   30,000  Tidewater, Inc.............................................       853
                                                                         -------
                                                                           1,732
                                                                         -------
 Transportation Leasing & Trucking (3.1%):
   50,000  Ryder System, Inc. ........................................     1,103
                                                                         -------
 Utilities--Electric & Gas (5.1%):
   70,000  Southern Co................................................     1,794
                                                                         -------
 Utilities--Telecommunications (4.0%):
   30,000  BellSouth Corp.............................................     1,412
                                                                         -------
  Total Common Stocks                                                     30,949
                                                                         -------
 Commercial Paper--Domestic (12.3%):
 Automotive--Finance (12.3%):
 $  4,301  General Motors Acceptance Corp., 5.82%, 2/1/00.............     4,301
                                                                         -------
  Total Commercial Paper--Domestic                                         4,301
                                                                         -------
 Investment Companies (15.9%):
   14,000  S & P 500 Depositary Receipts..............................     1,952

                                   Continued

AMSOUTH
Regional Equity

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Investment Companies, continued:
 2,031,577 AmSouth Prime Money Market Fund...........................   $  2,032
 1,601,220 AmSouth U.S. Treasury Money Market Fund...................      1,601
                                                                        --------
  Total Investment Companies                                               5,585
                                                                        --------
  Total (Cost $39,800) (a)                                              $ 40,835
                                                                        ========

--------
Percentages indicated are based on net assets of $35,033.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation............................................. $ 6,719
   Unrealized depreciation.............................................  (5,684)
                                                                        -------
   Net unrealized appreciation......................................... $ 1,035
                                                                        =======

(b) Represents non-income producing securities.
                       See notes to financial statements.

AMSOUTH
Small Cap Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

 Shares or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Common Stocks (93.4%):
 Automotive (1.2%):
  28,400   Copart, Inc. (b)............................................   $ 483
                                                                          -----
 Computer Software (8.3%):
  23,700   Ardent Software, Inc. (b)...................................   1,019
  16,800   Credence Systems Corp. (b)..................................   1,426
  20,200   Nvidia Corp. (b)............................................     749
   5,500   Remedy Corp. (b)............................................     222
   2,200   Take-Two Interactive Software (b)...........................      27
                                                                          -----
                                                                          3,443
                                                                          -----
 Computers & Peripherals (9.7%):
   9,400   Black Box Corp. (b).........................................     556
  24,600   Cybex Computer Products Corp. (b)...........................   1,292
  26,500   Insight Enterprises, Inc. (b)...............................     914
  22,100   PC Connection, Inc. (b).....................................     652
  10,600   Sybase, Inc. (b)............................................     252
   7,600   Xircom, Inc. (b)............................................     375
                                                                          -----
                                                                          4,041
                                                                          -----
 Construction (1.7%):
  26,800   Insituform Technologies, Class A (b)........................     693
                                                                          -----
 Electrical & Electronic (21.7%):
  18,200   Advanced Digital Info. Corp. (b)............................     892
  24,100   Audiovox Corp., Class A (b).................................   1,145
   5,400   Brooktrout, Inc. (b)........................................     145
   4,600   CTS Corp....................................................     323
  17,100   Cymer, Inc. (b).............................................     943
  16,000   DII Group, Inc. (b).........................................   1,244
  16,900   Electro Scientific Industries., Inc. (b)....................   1,353
  28,200   Kemet Corp. (b).............................................   1,340
  10,700   Kent Electronics Corp. (b)..................................     247
  27,600   Sensormatic Electronics Corp. (b)...........................     502
  23,400   Vicor Corp. (b).............................................     954
                                                                          -----
                                                                          9,088
                                                                          -----
 Entertainment (1.7%):
  41,900   Aztar Corp. (b).............................................     400
  35,600   Topps Co. (b)...............................................     305
                                                                          -----
                                                                            705
                                                                          -----

 Shares
   or
Principal                            Security                             Market
 Amount                            Description                            Value
---------  ------------------------------------------------------------   ------
Common Stocks, continued:
Financial Services (2.0%):
 49,900    AmeriCredit Corp. (b).......................................   $ 817
                                                                          -----
Health Care (5.5%):
 22,300    Hooper Holmes, Inc..........................................     433
 14,300    Infocure Corp. (b)..........................................     474
 59,000    NBTY, Inc. (b)..............................................     833
 20,200    Polymedica Corp. (b)........................................     542
                                                                          -----
                                                                          2,282
                                                                          -----
Machinery--Diversified (10.3%):
  7,300    Asyst Technologies, Inc. (b)................................     529
 25,200    Kulicke & Soffa Industries (b)..............................   1,318
 22,700    Zebra Technologies Corp., Class A (b).......................   1,343
 25,600    Zomax, Inc. (b).............................................   1,152
                                                                          -----
                                                                          4,342
                                                                          -----
Manufacturing (6.2%):
 16,000    Polycom, Inc. (b)...........................................     966
 35,200    Salton, Inc. (b)............................................   1,615
                                                                          -----
                                                                          2,581
                                                                          -----
Medical Equipment & Supplies (1.3%):
 12,800    Resmed, Inc. (b)............................................     550
                                                                          -----
Pharmaceuticals (2.0%):
 13,950    King Pharmaceuticals, Inc. (b)..............................     823
                                                                          -----
Retail (6.0%):
 76,200    Charming Shoppes, Inc. (b)..................................     519
 24,600    JAKKS Pacific, Inc. (b).....................................     402
 36,500    Pacific Sunwear of California, Inc. (b).....................   1,072
  4,200    Spiegel, Inc. Class A (b)...................................      30
 12,800    Zale Corp. (b)..............................................     458
                                                                          -----
                                                                          2,481
                                                                          -----
Semiconductors (7.4%):
 33,400    Act Manufacturing, Inc. (b).................................   1,090
 31,100    Burr-Brown Corp. (b)........................................   1,151
  1,200    Electroglass, Inc. (b)......................................      35
 16,100    Helix Technology Corp.......................................     783
                                                                          -----
                                                                          3,059
                                                                          -----

                                   Continued

AMSOUTH
Small Cap Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

 Shares or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Common Stocks, continued:
 Technology (4.8%):
  19,800   Integrated Device Tech, Inc. (b)...........................   $   564
  42,600   International Rectifier Corp. (b)..........................     1,417
                                                                         -------
                                                                           1,981
                                                                         -------
 Telecommunications--Equipment (2.2%):
  14,100   Carrier Access Corp. (b)...................................       621
   9,900   Davox Corp. (b)............................................       283
                                                                         -------
                                                                             904
                                                                         -------
 Transportation & Shipping (1.4%):
  18,100   Eagle USA Airfreight, Inc. (b).............................       593
                                                                         -------
  Total Common Stocks                                                     38,866
                                                                         -------
 U.S. Treasury Bills (2.4%):
   1,000   5.08%, 3/2/00..............................................       996
                                                                         -------
  Total U.S. Treasury Bills                                                  996
                                                                         -------

--------
Percentages indicated are based on net assets of $41,617.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation............................................. $ 9,453
   Unrealized depreciation.............................................  (1,465)
                                                                        -------
   Net unrealized appreciation......................................... $ 7,988
                                                                        =======

(b) Represents non-income producing securities.
* Yield effective at purchase.

 Shares or
 Principal                           Security                            Market
   Amount                           Description                           Value
 ---------  ----------------------------------------------------------   -------
 U.S. Government Agencies (7.2%):
 Federal Home Loan Bank (7.2%):
 $    1,000 5.64%*, 2/10/00...........................................   $   999
 $    2,000 5.83%*, 3/15/00...........................................     1,986
                                                                         -------
  Total U.S. Government Agencies                                           2,985
                                                                         -------
 Investment Companies (3.1%):
  1,309,695 AmSouth Prime Money Market Fund...........................     1,310
                                                                         -------
  Total Investment Companies                                               1,310
                                                                         -------
  Total (Cost $36,169) (a)                                               $44,157
                                                                         =======

                       See notes to financial statements.

AMSOUTH
Balanced Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks (46.8%):
 Automotive (1.0%):
   55,000  Ford Motor Co.............................................   $  2,736
                                                                        --------
 Automotive Parts (0.8%):
   92,000  Arvin Industries, Inc.....................................      2,133
                                                                        --------
 Banking (3.3%):
   40,000  Bank of America Corp. ....................................      1,938
   75,000  Bank One Corp.............................................      2,235
   65,000  First Union Corp..........................................      2,182
  120,000  Washington Mutual, Inc....................................      3,044
                                                                        --------
                                                                           9,399
                                                                        --------
 Business Services (1.4%):
   45,000  Modis Professional Services, Inc. (b).....................        782
  150,000  Reynolds & Reynolds Co., Class A..........................      3,319
                                                                        --------
                                                                           4,101
                                                                        --------
 Chemicals--Speciality (1.8%):
  216,000  Engelhard Corp............................................      3,443
  140,000  M.A. Hanna Co.                                          ..      1,601
                                                                        --------
                                                                           5,044
                                                                        --------
 Computer Hardware (1.0%):
   40,000  Compaq Computer Corp. ....................................      1,095
   15,000  IBM Corp..................................................      1,683
                                                                        --------
                                                                           2,778
                                                                        --------
 Computers & Peripherals (1.5%):
  170,000  Cabletron Systems, Inc. (b)...............................      4,367
                                                                        --------
 Consumer Goods (0.8%):
  105,000  American Greetings Corp., Class A.........................      2,323
                                                                        --------
 Electrical & Electronic (0.6%):
   32,000  Avnet, Inc. ..............................................      1,718
                                                                        --------
 Financial Services (1.1%):
  110,000  Dun & Bradstreet Corp. ...................................      2,771
   20,000  Equifax, Inc..............................................        430
                                                                        --------
                                                                           3,201
                                                                        --------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks, continued:
 Food Products, Processing & Packaging (1.3%):
  150,000  Sara Lee Corp.............................................   $  2,766
   56,000  Universal Foods Corp. ....................................      1,029
                                                                        --------
                                                                           3,795
                                                                        --------
 Forest & Paper Products (3.2%):
   65,000  International Paper Co....................................      3,096
   40,000  Weyerhauser Co. ..........................................      2,295
   90,000  Willamette Industries, Inc. ..............................      3,689
                                                                        --------
                                                                           9,080
                                                                        --------
 Health Care (1.4%):
   40,000  Aetna, Inc. ..............................................      2,130
   33,000  United Healthcare Corp....................................      1,749
                                                                        --------
                                                                           3,879
                                                                        --------
 Household Products/Wares (0.7%):
   66,351  Newell Rubbermaid, Inc....................................      1,991
                                                                        --------
 Insurance (3.2%):
   50,000  Chubb Corp. ..............................................      2,813
   30,000  Marsh & McLennan Cos., Inc. ..............................      2,819
  110,000  St. Paul Cos., Inc........................................      3,320
                                                                        --------
                                                                           8,952
                                                                        --------
 Manufacturing (0.3%):
   31,000  Kennametal, Inc...........................................        816
                                                                        --------
 Medical Supplies (2.0%):
   60,000  C.R. Bard, Inc............................................      2,684
   65,000  DENTSPLY International, Inc...............................      1,609
   25,000  Guidant Corp. (b).........................................      1,316
                                                                        --------
                                                                           5,609
                                                                        --------
 Newspapers (1.5%):
   20,000  Dow Jones & Co., Inc......................................      1,240
   45,000  Gannett Co., Inc. ........................................      3,128
                                                                        --------
                                                                           4,368
                                                                        --------
 Oil & Gas Exploration, Production, & Services (6.6%):
   55,000  Burlington Resources, Inc.................................      1,763
   56,000  Kerr-McGee Corp...........................................      3,101
   75,000  Noble Affiliates..........................................      1,505
   90,000  Sunoco, Inc...............................................      2,076

                                   Continued

AMSOUTH
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Common Stocks, continued:
 Oil & Gas Exploration, Production, & Services, continued:
   60,000  Texaco, Inc. .............................................   $  3,173
  160,000  Ultramar Diamond Shamrock Corp............................      3,499
  130,000  USX-Marathon Group........................................      3,339
                                                                        --------
                                                                          18,456
                                                                        --------
 Packaging (0.4%):
   60,000  Crown Cork & Seal, Inc....................................      1,219
                                                                        --------
 Pharmaceuticals (2.3%):
   20,000  American Home Products Corp. .............................        941
   45,000  Baxter International, Inc.................................      2,875
   60,000  Pharmacia & Upjohn, Inc...................................      2,820
                                                                        --------
                                                                           6,636
                                                                        --------
 Railroads (0.5%):
   50,000  CSX Corp. ................................................      1,463
                                                                        --------
 Retail (3.9%):
   70,000  CVS Corp. ................................................      2,446
   65,000  Dillard's, Inc., Class A..................................      1,247
  105,000  May Department Stores Co..................................      3,267
   18,000  Target Corp...............................................      1,189
   30,000  The Limited, Inc..........................................        921
   36,000  Wal-Mart Stores, Inc......................................      1,971
                                                                        --------
                                                                          11,041
                                                                        --------
 Transportation Leasing & Trucking (1.3%):
   80,000  Ryder System, Inc. .......................................      1,765
   55,000  US Freightways Corp. .....................................      2,001
                                                                        --------
                                                                           3,766
                                                                        --------
 Utilities--Electric & Gas (2.5%):
  100,000  Constellation Energy Group................................      3,013
   30,000  New Century Energies, Inc. ...............................        868
  120,000  Southern Co...............................................      3,075
                                                                        --------
                                                                           6,956
                                                                        --------
 Utilities--Telecommunications (2.4%):
   35,000  AT&T Corp. ...............................................      1,846
   60,000  BellAtlantic Corp.........................................      3,716
   25,000  BellSouth Corp............................................      1,177
                                                                        --------
                                                                           6,739
                                                                        --------
  Total Common Stocks                                                    132,566
                                                                        --------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Corporate Bonds (22.3%):
 Appliances (0.2%):
  $  500   Whirlpool Corp., 9.50%, 6/15/00............................   $   505
                                                                         -------
 Automotive (0.3%):
     700   General Motors Corp., 9.63%, 12/1/00.......................       714
                                                                         -------
 Automotive--Finance (2.6%):
   2,500   Chrysler Financial Corp., 6.08%, 4/6/01....................     2,465
   2,000   General Motors Acceptance Corp., 6.00%, 2/1/02.............     1,948
   3,000   Toyota Motor Credit Corp., 5.50%, 9/17/01..................     2,920
                                                                         -------
                                                                           7,333
                                                                         -------
 Banking (2.4%):
     930   Bank of America Corp., 9.50%, 4/1/01.......................       953
   1,000   Bankers Trust Co., 9.50%, 6/14/00..........................     1,010
   2,000   SunTrust Banks, Inc., 7.38%, 7/1/06........................     1,950
   1,565   Wachovia Corp., 5.40%, 2/20/01.............................     1,538
   1,475   Wachovia Corp., 6.63%, 11/15/06............................     1,388
                                                                         -------
                                                                           6,839
                                                                         -------
 Brokerage Services (2.4%):
   3,000   Bear Stearns & Co., Inc., 6.50%, 8/1/02....................     2,924
   2,000   Merrill Lynch & Co., Inc., 6.00%, 3/1/01...................     1,980
   2,000   Morgan Stanley Group, Inc., 8.10%, 6/24/02.................     2,030
                                                                         -------
                                                                           6,934
                                                                         -------
 Consumer Goods (0.7%):
   2,000   Procter & Gamble Co., 5.25%, 9/15/03.......................     1,875
                                                                         -------
 Diversified Manufacturing (0.8%):
   2,500   Avnet Inc., 6.45%, 8/15/03.................................     2,391
                                                                         -------
 Electronic Components/Instruments (0.7%):
   2,000   Honeywell, Inc., 6.75%, 3/15/02............................     1,975
                                                                         -------
 Farm Equipment (1.1%):
   3,000   John Deere Capital Corp., 5.85%, 1/15/01...................     2,974
                                                                         -------
 Financial Services (2.1%):
   4,000   Associates Corp. N. A., 6.75%, 7/15/01.....................     3,975
   1,000   Commercial Credit Co., 7.88%, 7/15/04......................     1,005

                                   Continued

AMSOUTH
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Financial Services, continued:
 $   1,000 Pitney Bowes Credit Corp., 6.80%, 10/1/01..................   $   995
                                                                         -------
                                                                           5,975
                                                                         -------
 Forest & Paper Products (0.3%):
     1,000 Mead Corp., 6.60%, 3/1/02..................................       978
                                                                         -------
 Industrial Goods & Services (2.3%):
     2,000 Caterpillar Financial Services, 6.02%, 4/15/02.............     1,945
     3,000 First Data Corp., 6.75%, 7/15/05...........................     2,850
     2,000 Illinois Tool Works, 5.75%, 3/1/09.........................     1,755
                                                                         -------
                                                                           6,550
                                                                         -------
 Insurance (0.5%):
     1,400 Capital Holding Corp., 9.20%, 4/17/01......................     1,428
                                                                         -------
 Oil & Gas Exploration, Production, & Services (1.0%):
     1,550 BP America, Inc., 9.38%, 11/1/00...........................     1,579
     1,500 Conoco Inc., 6.35%, 4/15/09................................     1,367
                                                                         -------
                                                                           2,946
                                                                         -------
 Retail (2.1%):
     2,000 J.C. Penney Co., Inc., 7.25%, 4/1/02.......................     1,953
     2,000 Sears, Roebuck and Co., 6.00%, 3/20/03.....................     1,900
     2,000 Wal-Mart Stores, Inc., 6.75%, 5/15/02......................     1,980
                                                                         -------
                                                                           5,833
                                                                         -------
 Telecommunications--Equipment (0.6%):
     1,730 Lucent Technologies, Inc., 6.90%, 7/15/01..................     1,724
                                                                         -------
 Tools (0.8%):
     2,200 Stanley Works, 7.38%, 12/15/02.............................     2,203
                                                                         -------
 Utilities-Electric & Gas (0.3%):
       900 Pennsylvania Power & Light Co., 6.00%, 6/1/00..............       898
                                                                         -------
 Utilities--Telecommunications (1.1%):
     1,000 AT&T Corp., 7.13%, 1/15/02.................................       999
     2,200 BellSouth Telecommunications, 6.00%, 6/15/02...............     2,137
                                                                         -------
                                                                           3,136
                                                                         -------
  Total Corporate Bonds                                                   63,211
                                                                         -------

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Municipal Bonds (1.3%):
 Illinois (1.3%):
 $    3,800 Chicago Public Building, 7.00%, 1/1/06...................   $  3,662
                                                                        --------
  Total Municipal Bonds                                                    3,662
                                                                        --------
 U.S. Treasury Bonds (21.7%):
      3,000 5.88%, 11/15/05..........................................      2,875
      8,350 6.50%, 10/15/06..........................................      8,224
     16,000 7.50%, 11/15/16..........................................     17,215
     10,000 7.25%, 8/15/22...........................................     10,677
     23,400 6.25%, 8/15/23...........................................     22,305
                                                                        --------
  Total U.S. Treasury Bonds                                               61,296
                                                                        --------
 U.S. Government Agencies (8.5%):
 Fannie Mae (2.5%):
      2,400 5.50%, 2/2/01............................................      2,375
      5,000 6.21%, 11/7/07...........................................      4,698
                                                                        --------
                                                                           7,073
                                                                        --------
 Freddie Mac (3.0%):
      7,000 5.83%, 2/9/06............................................      6,534
      2,000 7.10%, 4/10/07...........................................      1,986
                                                                        --------
                                                                           8,520
                                                                        --------
 Government National Mortgage Assoc. (3.0%):
      9,303 6.50%, 11/20/28..........................................      8,550
                                                                        --------
  Total U.S. Government Agencies                                          24,143
                                                                        --------
 Investment Companies (2.0%):
  5,646,288 AmSouth Prime Money Market Fund..........................      5,647
     31,314 AmSouth U.S. Treasury Money Market Fund..................         31
                                                                        --------
  Total Investment Companies                                              $5,678
                                                                        --------
  Total (Cost $263,067) (a)                                             $290,556
                                                                        ========

                                   Continued

AMSOUTH
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)
--------
Percentages indicated are based on net assets of $283,075.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net appreciation of securities as follows:

   Unrealized appreciation............................................. $39,407
   Unrealized depreciation............................................. (11,918)
                                                                        -------
   Net unrealized appreciation......................................... $27,489
                                                                        =======

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.

                       See notes to financial statements.

AMSOUTH
Limited Term Bond Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Corporate Bonds (81.0%):
 Automotive--Finance (10.2%):
 $   1,000 Chrysler Financial Corp., 6.08%, 4/6/01.....................   $  986
     4,000 Ford Motor Credit Corp., 6.63%, 6/30/03.....................    3,904
     3,500 General Motors Acceptance Corp., 7.13%, 5/1/03..............    3,456
     2,000 Toyota Motor Credit Corp., 5.50%, 9/17/01...................    1,948
                                                                          ------
                                                                          10,294
                                                                          ------
 Banking (9.9%):
     4,500 Bank of America Corp., 9.50%, 4/1/01........................    4,612
     3,000 Bank One Corp., 6.25%, 9/1/00...............................    2,988
     1,500 Firstar Bank, 6.25%, 12/1/02................................    1,455
       900 Wachovia Bank, 6.30%, 3/15/01...............................      891
                                                                          ------
                                                                           9,946
                                                                          ------
 Beverages (1.9%):
     2,000 Coca-Cola Co., 6.00%, 7/15/03...............................    1,910
                                                                          ------
 Brokerage Services (3.4%):
     3,500 Bear Stearns & Co., Inc., 6.50%, 8/1/02.....................    3,413
                                                                          ------
 Building Products (1.9%):
     2,000 Vulcan Materials Co., 5.75%, 4/1/04.........................    1,883
                                                                          ------
 Computers & Peripherals (0.9%):
     1,000 IBM Corp., 5.95%, 6/2/03....................................      958
                                                                          ------
 Consumer Goods (1.9%):
     2,000 Procter & Gamble Co., 5.25%, 9/15/03........................    1,875
                                                                          ------
 Electronic Components/Instruments (0.8%):
       850 Honeywell, Inc., 6.75%, 3/15/02.............................      839
                                                                          ------
 Farm Equipment (2.9%):
     3,000 John Deere Capital Corp., 5.85%, 1/15/01....................    2,974
                                                                          ------
 Financial Services (17.7%):
     3,000 Ameritech Capital Funding, 6.13%, 10/15/01..................    2,947
     4,200 Associates Corp. of North America, 6.63%, 5/15/01...........    4,168
     2,000 CIT Group Holdings, 6.38%, 10/1/02..........................    1,950
     1,000 Citigroup, Inc., 6.13%, 6/15/00.............................      997
     1,000 Commercial Credit Co., 8.26%, 11/1/01.......................    1,014
     2,500 General Electric Capital Corp., 6.15%, 11/5/01..............    2,462

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 Corporate Bonds, continued:
 Financial Services, continued:
 $   2,500 Household Netherlands, 6.20%, 12/1/03.....................   $  2,372
     2,000 Merrill Lynch, 5.71%, 1/15/02.............................      1,940
                                                                        --------
                                                                          17,850
                                                                        --------
 Food Products & Services (2.9%):
     1,000 Campbell Soup Co., 6.15%, 12/1/02.........................        971
     1,000 McDonald's Corp., 5.90%, 5/11/01..........................        984
     1,000 McDonald's Corp., 6.00%, 6/23/02..........................        971
                                                                        --------
                                                                           2,926
                                                                        --------
 Forest & Paper Products (1.0%):
     1,000 Mead Corp., 6.60%, 3/1/02.................................        978
                                                                        --------
 Health Care (1.9%):
     2,000 McKesson Corp., 6.88%, 3/1/02.............................      1,943
                                                                        --------
 Industrial Goods $ Services (5.9%):
     2,000 Air Products & Chemicals, Inc., 8.35%, 1/15/02............      2,025
     1,000 Caterpillar Financial Services, 6.02%, 4/15/02............        973
     3,000 E. I. Dupont de Nemours & Co., 6.50%, 9/1/02..............      2,940
                                                                        --------
                                                                           5,938
                                                                        --------
 Insurance (5.0%):
     2,000 American General Finance, 5.75%, 11/1/03..................      1,885
     1,000 St. Paul Cos., Inc., Series A, 6.17%, 1/15/01.............        994
     2,200 USLife Corp., 6.38%, 6/15/00..............................      2,193
                                                                        --------
                                                                           5,072
                                                                        --------
 Office Equipment & Services (1.3%):
     1,274 Xerox Corp., 8.13%, 4/15/02...............................      1,285
                                                                        --------
 Oil & Gas Exploration, Production, & Services (2.1%):
     2,200 Amoco Co., 6.25%, 10/15/04................................      2,096
                                                                        --------
 Retail (2.4%):
     1,000 Sears, Roebuck and Co., 6.00%, 3/20/03....................        950
     1,500 Wal-Mart Stores, Inc., 5.85%, 6/1/00......................      1,498
                                                                        --------
                                                                           2,448
                                                                        --------

                                   Continued

AMSOUTH
Limited Term Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Corporate Bonds, continued:
 Telecommunications (1.4%):
 $   1,500 AT&T Corp., 5.63%, 3/15/04.................................   $ 1,406
                                                                         -------
 Telecommunications--Equipment (1.0%):
     1,000 Lucent Technologies, Inc., 6.90%, 7/15/01..................       996
                                                                         -------
 Tools (1.0%):
       500 Stanley Works, 7.38%, 12/15/02.............................       500
       500 Stanley Works, 5.75%, 3/1/04...............................       469
                                                                         -------
                                                                             969
                                                                         -------
 Utilities--Electric & Gas (1.7%):
     1,250 Alabama Power Corp., 5.35%, 11/15/03.......................     1,163
       600 Baltimore Gas & Electric Co., 5.50%, 7/15/00...............       596
                                                                         -------
                                                                           1,759
                                                                         -------
 Utilities--Telecommunications (1.9%):
     2,000 BellSouth Telecommunications, 6.00%, 6/15/02...............     1,943
                                                                         -------
  Total Corporate Bonds                                                   81,701
                                                                         -------

  Shares
    or
 Principal                          Security                             Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   --------
 U.S. Treasury Notes (14.6%):
 $  14,500 7.25%, 5/15/04............................................   $ 14,760
                                                                        --------
  Total U.S. Treasury Notes                                               14,760
                                                                        --------
 U.S. Government Agencies (1.9%):
     2,000 Tennesee Valley Authority, 6.00%, 9/24/02.................      1,948
                                                                        --------
  Total U.S. Government Agencies                                           1,948
                                                                        --------
 Investment Companies (1.0%):
   999,631 AmSouth Prime Money Market Fund...........................      1,000
       346 AmSouth U.S. Treasury Money Market Fund...................        --*
                                                                        --------
  Total Investment Companies                                               1,000
                                                                        --------
  Total (Cost $102,064) (a)                                             $ 99,409
                                                                        ========

--------
Percentages indicated are based on net assets of $100,916.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....... $   120
   Unrealized depreciation.......  (2,775)
                                  -------
   Net unrealized depreciation... $(2,655)
                                  =======

* Due to rounding, figure was below thousand dollar threshold.
                       See notes to financial statements.

AMSOUTH
Government Income Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 U.S. Treasury Bonds (12.2%):
  $  900   7.50%, 11/15/16.............................................   $ 968
                                                                          -----
  Total U.S. Treasury Bonds                                                 968
                                                                          -----
 U.S. Government Agencies (84.2%):
 Fannie Mae (20.6%):
   1,700   5.75%, 4/15/03..............................................   1,636
                                                                          -----
 Government National Mortgage Assoc. (63.6%):
   1,304   7.00%, 12/15/26-2/20/29.....................................   1,244
   2,049   7.50%, 6/15/24-12/15/25.....................................   2,013
     279   8.00%, 7/15/26..............................................     278
     186   8.50%, 12/15/19-2/15/23.....................................     191

--------
Percentages indicated are based on net assets of $7,950.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net depreciation of securities as follows:

   Unrealized appreciation.............................................. $  68
   Unrealized depreciation..............................................  (232)
                                                                         -----
   Net unrealized depreciation.......................................... $(164)
                                                                         =====

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 U.S. Government Agencies, continued:
 Government National Mortgage Assoc., continued:
  $   738  9.00%, 6/15/18-9/15/22......................................   $  764
      543  9.50%, 5/15/18-8/15/21......................................      571
                                                                          ------
                                                                           5,061
                                                                          ------
  Total U.S. Government Agencies                                           6,697
                                                                          ------
 Investment Companies (3.1%):
  242,840  AmSouth U.S. Treasury Money Market Fund.....................      243
                                                                          ------
  Total Investment Companies                                                 243
                                                                          ------
  Total (Cost $8,072) (a)                                                 $7,908
                                                                          ======

                       See notes to financial statements.

AMSOUTH
Bond Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Corporate Bonds (42.8%):
 Aerospace/Defense (0.7%):
  $3,000   Boeing Corp., 6.88%, 11/1/06................................   $2,843
                                                                          ------
 Appliances (0.1%):
     500   Whirlpool Corp., 9.50%, 6/15/00.............................      505
                                                                          ------
 Automotive (0.2%):
     908   General Motors Corp., 9.63%, 12/1/00........................      926
                                                                          ------
 Automotive--Finance (2.1%):
   3,485   Ford Motor Credit Co., 6.25%, 12/8/05.......................    3,254
   2,000   General Motors Acceptance Corp., 6.15%, 4/7/07..............    1,830
   3,000   Toyota Motor Credit Corp.,
            5.50%, 9/17/01.............................................    2,921
                                                                          ------
                                                                           8,005
                                                                          ------
 Banking (4.5%):
   1,150   Bank of America Corp., 9.50%, 4/1/01........................    1,179
   3,157   Bank One Corp., 7.00%, 7/15/05..............................    3,058
   4,000   Fifth Third Bank, 6.75%, 7/15/05............................    3,830
   3,856   J.P. Morgan & Co., 7.63%, 9/15/04...........................    3,842
   2,306   NationsBank Corp., 5.38%, 4/15/00...........................    2,300
   3,159   SunTrust Banks, Inc., 7.38%, 7/1/06.........................    3,080
                                                                          ------
                                                                          17,289
                                                                          ------
 Beverages (0.9%):
   3,500   Coca-Cola Enterprises, Inc., 6.38%, 8/1/01..................    3,448
                                                                          ------
 Brokerage Services (1.9%):
   2,910   Bear Stearns & Co. Inc., 6.63%, 10/1/04.....................    2,779
   3,500   Dean Witter Discover & Co., 6.50%, 11/1/05..................    3,290
   1,450   Merrill Lynch & Co., Inc., 6.00%, 2/12/03...................    1,392
                                                                          ------
                                                                           7,461
                                                                          ------
 Building Products (0.9%):
   2,000   Vulcan Materials Co., 5.75%, 4/1/04.........................    1,883
   2,000   Vulcan Materials Co., 6.00%, 4/1/09.........................    1,765
                                                                          ------
                                                                           3,648
                                                                          ------
 Electronic Components/Instruments (0.5%):
   2,000   Honeywell, Inc., 7.00%, 3/15/07.............................    1,913
                                                                          ------
 Entertainment (0.7%):
   3,000   Walt Disney Company, 5.13%, 12/15/03........................    2,779
                                                                          ------

  Shares
    or
 Principal                           Security                            Market
  Amount                           Description                            Value
 --------- -----------------------------------------------------------   -------
 Corporate Bonds, continued:
 Financial Services (5.7%):
  $2,000   American Express Credit Corp., 6.50%, 8/1/00...............   $ 1,997
   3,500   Ameritech Capital, 5.65%, 1/15/01..........................     3,465
   2,000   Associates Corp., 5.75%, 10/15/03..........................     1,890
   3,000   Associates Corp., 5.75%, 11/1/03...........................     2,831
   3,091   Avco Financial Service Corp., 5.50%, 4/1/00................     3,085
   3,000   Commercial Credit Co., 7.38%, 3/15/02......................     2,996
   3,000   Commercial Credit Co., 6.50%, 8/1/04.......................     2,869
   1,000   Margaretten Financial Corp., 6.75%, 6/15/00................       999
   2,000   Norwest Financial, Inc., 6.63%, 7/15/04....................     1,923
                                                                         -------
                                                                          22,055
                                                                         -------
 Food Products & Services (0.7%):
   2,750   Campbell Soup Co., 6.15%, 12/1/02..........................     2,671
                                                                         -------
 Forest & Paper Products (0.8%):
   3,000   Mead Corp., 6.60%, 3/1/02..................................     2,933
                                                                         -------
 Industrial Goods & Services (3.3%):
   3,000   Air Products & Chemicals, Inc., 8.35%, 1/15/02.............     3,038
   2,000   E. I. Dupont de Nemours & Co., 6.50%, 9/1/02...............     1,960
   2,570   E. I. Dupont de Nemours & Co., 6.75%, 10/15/02.............     2,535
   2,000   First Data Corp., 6.75%, 7/15/05...........................     1,900
   3,456   Rockwell International Corp., 6.63%, 6/1/05................     3,295
                                                                         -------
                                                                          12,728
                                                                         -------
 Insurance (1.4%):
   1,600   Capital Holding Corp., 9.20%, 4/17/01......................     1,632
   1,000   Chubb Corp., 6.15%, 8/15/05................................       935
   3,100   Hartford Life, Inc., 6.90%, 6/15/04........................     2,988
                                                                         -------
                                                                           5,555
                                                                         -------
 Office Equipment & Services (0.6%):
   2,200   Xerox Corp., 7.15%, 8/1/04.................................     2,134
                                                                         -------
 Oil & Gas Exploration, Production, & Services (1.8%):
   3,158   BP America, Inc., 9.38%, 11/1/00...........................     3,218
   1,000   Conoco Inc., 6.35%, 4/15/09................................       911

                                   Continued

AMSOUTH
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                           Security                             Market
  Amount                            Description                           Value
 --------- ------------------------------------------------------------   ------
 Corporate Bonds, continued:
 Oil & Gas Exploration, Production, & Services, continued:
 $    864  Exxon Capital Corp., 7.45%, 12/15/01........................   $  867
    2,000  Phillips Petroleum Co., 6.38%, 3/30/09......................    1,820
                                                                          ------
                                                                           6,816
                                                                          ------
 Pharmaceuticals (0.7%):
    3,000  Warner-Lambert Co., 5.75%, 1/15/03..........................    2,876
                                                                          ------
 Photography (0.8%):
    3,100  Eastman Kodak, 9.38%, 3/15/03...............................    3,259
                                                                          ------
 Railroads (0.3%):
    1,000  Union Pacific Corp., 7.00%, 6/15/00.........................    1,001
                                                                          ------
 Retail (2.5%):
    2,000  JC Penny & Co., 6.13%, 11/15/03.............................    1,840
    3,000  Nike, Inc., 6.38%, 12/1/03..................................    2,876
    4,000  Wal-Mart Stores, Inc., 5.85%, 6/1/00........................    3,995
    1,000  Wal-Mart Stores, Inc., 6.75%, 5/15/02.......................      990
                                                                          ------
                                                                           9,701
                                                                          ------
 Tools (0.5%):
    2,000  Stanley Works, 5.75%, 3/1/04................................    1,875
                                                                          ------
 Utilities--Electric & Gas (6.3%):
    3,100  Baltimore Gas & Electric, 7.50%, 1/15/07....................    3,015
    2,000  Consolidated Edison Co. of New York, Inc., 6.63%, 2/1/02....    1,968
    3,500  National Rural Utilities, 5.00%, 10/1/02....................    3,302
    3,100  National Rural Utilities, 6.38%, 10/15/04...................    2,961
    2,750  Northern States Power Co., 7.88%, 10/1/01...................    2,774
    2,250  Oklahoma Gas & Electric Co., 6.25%, 10/15/00................    2,239
    2,000  Tampa Electric Co., 6.13%, 5/1/03...........................    1,925
    2,500  Virginia Electric & Power Co., 8.00%, 3/1/04................    2,528
    3,500  Wisconsin Electric Power, 6.63%, 11/15/06...................    3,298
                                                                          ------
                                                                          24,010
                                                                          ------
 Utilities--Telecommunications (4.9%):
    2,000  BellAtlantic Corp., 6.25%, 2/15/04..........................    1,910
    3,500  BellSouth Telecommunications, 6.50%, 6/15/05................    3,351
    2,009  Chesapeake & Potomac Telephone, 6.00%, 5/1/03...............    1,919

  Shares
    or
 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------
 Corporate Bonds, continued:
 Utilities--Telecommunications, continued:
 $   2,000 GTE California, Inc., 5.63%, 2/1/01......................   $  1,973
     2,295 GTE Northwest, Inc., Series A, 7.38%, 5/1/01.............      2,298
     2,000 Southern New England Telecommunications Corp.,
            6.50%, 2/15/02..........................................      1,970
     2,000 Southwestern Bell Telephone, 6.63%, 4/1/05...............      1,920
     4,000 US West Communications Group, 6.63%, 9/15/05.............      3,769
                                                                       --------
                                                                         19,110
                                                                       --------
  Total Corporate Bonds                                                 165,541
                                                                       --------
 U.S. Treasury Bonds (26.7%):
    21,000 6.50%, 10/15/06..........................................     20,682
    29,000 7.50%, 11/15/16..........................................     31,203
    53,660 6.25%, 8/15/23...........................................     51,150
                                                                       --------
  Total U.S. Treasury Bonds                                             103,035
                                                                       --------
 U.S. Treasury Notes (13.4%):
    54,000 6.13%, 8/15/07...........................................     51,995
                                                                       --------
  Total U.S. Treasury Notes                                              51,995
                                                                       --------
 U.S. Government Agencies (12.5%):
 Fannie Mae (8.7%):
     3,000 6.59%, 5/21/02...........................................      2,977
     7,500 7.05%, 11/12/02..........................................      7,506
    17,600 5.13%, 2/13/04...........................................     16,358
     7,300 6.56% 11/26/07...........................................      6,829
                                                                       --------
                                                                         33,670
                                                                       --------
 Freddie Mac (0.7%):
       700 7.14%, 3/12/07...........................................        675
     2,000 7.10%, 4/10/07...........................................      1,986
                                                                       --------
                                                                          2,661
                                                                       --------
 Government National Mortgage Assoc. (2.2%):
     8,879 7.00%, 11/20/28..........................................      8,407
                                                                       --------
 Tennessee Valley Authority (0.9%):
     4,000 5.38%, 11/13/08..........................................      3,492
                                                                       --------
  Total U.S. Government Agencies                                         48,230
                                                                       --------

                                   Continued

AMSOUTH
Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

   Shares
     or
 Principal                           Security                            Market
   Amount                          Description                           Value
 ---------  ---------------------------------------------------------   --------
 Investment Companies (2.6%):
 10,154,327 AmSouth Prime Money Market Fund..........................   $ 10,154
          7 AmSouth U.S. Treasury Money Market Fund..................        --*
                                                                        --------
  Total Investment Companies                                              10,154
                                                                        --------
  Total (Cost $391,373) (a)                                             $378,955
                                                                        ========

--------
Percentages indicated are based on net assets of $386,582.

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation......... $  3,066
   Unrealized depreciation.........  (15,484)
                                    --------
   Net unrealized depreciation..... $(12,418)
                                    ========

* Due to rounding, figure was below thousand dollar threshold.
                       See notes to financial statements.

AMSOUTH
Municipal Bond Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

  Shares or
  Principal                          Security                           Market
   Amount                          Description                          Value
  ---------  -------------------------------------------------------   --------
 Municipal Bonds (94.0%):
 Alabama (50.6%):
 $     2,245 Alabama State Agriculture & Mechanical University
              Revenue, 4.55%, 11/1/09, Callable 5/1/08 @ 102, MBIA..   $  2,040
       2,355 Alabama State Agriculture & Mechanical University
              Revenue, 4.65%, 11/1/10, Callable 5/1/08 @ 102, MBIA..      2,134
       2,035 Alabama State Agriculture & Mechanical University
              Revenue, 6.50%, 11/1/25, Callable 11/1/05 @ 102, MBIA.      2,215
       3,060 Alabama State Corrections Institution, Series A, 4.90%,
              4/1/03, MBIA..........................................      3,066
       1,520 Alabama State Industrial Access Road & Bridge Corp.,
              Capital Improvements, Series A, 4.60%, 6/1/03.........      1,496
       3,700 Alabama State Judicial Building Authority, Judicial
              Facilties Project, 4.75%, 1/1/05, AMBAC...............      3,650
       3,880 Alabama State Judicial Building Authority, Judicial
              Facilties Project, 4.85%, 1/1/06, AMBAC...............      3,810
       2,000 Alabama State Mental Health Finance Authority, Special
              Tax, 4.88%, 5/1/03, MBIA..............................      2,002
       7,350 Alabama State Public School & College Authority, 4.75%,
              12/1/03, Callable 6/1/03 @ 103........................      7,319
       3,390 Alabama State Public School & College Authority, 5.00%,
              12/1/05, Callable 6/1/03 @ 103........................      3,381
      10,000 Alabama State Public School & College Authority
              Revenue, Series A, 4.38%, 8/1/04......................      9,690
       5,000 Alabama State Public School & College Authority,
              Capital Improvement, 4.75%, 11/1/06, Callable 11/1/05
              @ 101.................................................      4,862
       1,760 Alabama State Water Pollution Control Authority,
              Revolving Fund, Series B, 5.25%, 8/15/08, Callable
              8/15/06 @ 100, AMBAC..................................      1,752
       1,350 Alabama State Water Pollution Control Authority,
              Revolving Fund, Series B, 5.38%, 8/15/10, Callable
              8/15/06 @ 100, AMBAC..................................      1,338
       2,495 Alabama State Water Pollution Control Authority,
              Revolving Fund, Series B, 5.40%, 8/15/11, Callable
              8/15/06 @ 100, AMBAC..................................      2,458
       5,000 Alabama State Water Pollution Control Authority,
              Revolving Fund, Series B, 5.50%, 8/15/16, Callable
              8/15/06 @ 100, AMBAC..................................      4,750
       3,500 Alabama State, Series A, GO, 4.60%, 10/1/05............      3,413
       1,000 Auburn University, University Revenues, General Fee,
              5.25%, 6/1/06, Callable 6/1/03 @ 102, MBIA............      1,005
       1,040 Birmingham Capital Improvement, Series B, GO, 4.80%,
              10/1/08, Callable 4/1/07 @ 102........................        990
       1,375 Birmingham Waterworks & Sewer Board, Water & Sewer
              Revenue, 5.90%, 1/1/03, Callable 1/1/02 @ 102.........      1,430
       1,340 Birmingham, Capital Improvements, Series A, GO, 4.75%,
              10/1/10, Callable 4/1/08 @ 102........................      1,235
       1,430 Birmingham, Capital Improvements, Series A, GO, 4.85%,
              10/1/11, Callable 4/1/08 @ 102........................      1,314
       1,500 Birmingham, GO, 4.90%, 7/1/06..........................      1,476
       1,300 Birmingham, Industrial Water Board, Industrial Water
              Supply, 5.50%, 3/1/06, Prerefunded 3/1/05 @ 100.......      1,326
       3,465 Birmingham, Industrial Water Board, Industrial Water
              Supply, 6.20%, 7/1/08, Prerefunded 1/1/07 @ 100.......      3,574
       1,100 Birmingham, Industrial Water Board, Industrial Water
              Supply, ETM, 5.30%, 3/1/04, Callable 3/1/03 @ 102.....      1,114
       1,000 Birmingham, Industrial Water Board, Industrial Water
              Supply, ETM, 5.40%, 3/1/05, Callable 3/1/03 @ 102.....      1,016
       1,045 Clark & Mobile County, Gas District, 5.60%, 12/1/17,
              Callable 12/1/06 @ 102, MBIA..........................      1,006
       9,500 Daphne Special Care Facilities Financing Authority,
              Presbyterian Retirement Corp., 7.30%, 8/15/18,
              Prerefunded 8/15/01 @ 100.............................      9,861
         760 Decatur, Warrants, Series E, Limited GO, 5.20%, 8/1/06,
              Callable 8/1/02 @ 102.................................        762
         750 Decatur, Warrants, Series E, Limited GO, 5.25%, 8/1/08,
              Callable 8/1/02 @ 102.................................        746
         780 Decatur, Warrants, Series E, Limited GO, 5.30%, 8/1/09,
              Callable 8/1/02 @ 102.................................        774
         905 Dothan, GO, 5.05%, 9/1/09, FSA.........................        881
       1,515 Dothan, GO, 5.10%, 9/1/10, Callable 9/1/09 @ 101, FSA..      1,468
       1,025 Florence Water, Series B, 4.70%, 12/1/13, Callable
              12/1/08 @ 102, FSA....................................        895

                                   Continued

AMSOUTH
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

  Shares or
  Principal                          Security                           Market
   Amount                          Description                          Value
  ---------  -------------------------------------------------------   --------
 Municipal Bonds, continued:
 Alabama, continued:
 $     2,845 Florence, Warrants, Series A, GO, 4.65%, 9/1/03, MBIA..   $  2,823
         390 Florence, Warrants, Series A, GO, 4.35%, 12/1/07, FSA..        361
         405 Florence, Warrants, Series A, GO, 4.40%, 12/1/08.......        370
         425 Florence, Warrants, Series A, GO, 4.50%, 12/1/09.......        386
         445 Florence, Warrants, Series A, GO, 4.60%, 12/1/10,
              Callable 12/1/08 @ 102................................        403
         790 Florence, Warrants, Series B, GO, 4.35%, 12/1/07, FSA..        731
         825 Florence, Warrants, Series B, GO, 4.40%, 12/1/08, FSA..        754
         865 Florence, Warrants, Series B, GO, 4.50%, 12/1/09,
              Callable 12/1/08 @ 102, FSA...........................        785
         900 Florence, Warrants, Series B, GO, 4.60%, 12/1/10,
              Callable 12/1/08 @ 102, FSA...........................        814
       4,700 Gadsden, East Alabama Medical Clinic Board, Baptist
              Hospital of Gadsden, Inc., Series A, 7.80%, 11/1/21,
              Prerefunded 11/1/01 @ 102.............................      5,027
       5,450 Hoover, Warrants, GO, 4.50%, 3/1/13, Prerefunded 3/1/03
              @ 100.................................................      4,654
       1,445 Huntsville, Series A, GO, 4.75%, 11/1/18, Callable
              11/1/08 @ 101.........................................      1,199
         550 Huntsville Electric, 4.60%, 12/1/09, Callable 12/1/07 @
              102...................................................        502
         660 Huntsville Electric, 4.70%, 12/1/10, Callable 12/1/07 @
              102...................................................        601
         680 Huntsville Electric, 4.80%, 12/1/11, Callable 12/1/07 @
              102...................................................        618
       3,120 Huntsville, Warrants, Series B, GO, 4.00%, 11/1/05.....      2,884
       3,245 Huntsville, Warrants, Series B, GO, 4.00%, 11/1/06.....      2,961
       3,380 Huntsville, Warrants, Series B, GO, 4.10%, 11/1/07.....      3,055
       2,000 Huntsville, Water System, Warrants, 5.00%, 5/1/02,
              AMBAC.................................................      2,012
       3,125 Huntsville, Water System, Warrants, 5.05%, 5/1/03,
              Callable 5/1/02 @ 102, AMBAC..........................      3,144
       1,000 Jefferson County Board of Education, Capital Outlay,
              5.40%, 2/15/10, Callable 2/15/03 @ 102, AMBAC.........      1,034
       4,000 Jefferson County, GO, 5.30%, 4/1/09, Prerefunded 4/1/03
              @ 102.................................................      3,957
       2,400 Jefferson County, Sewer Revenue Warrants, 5.40%,
              9/1/04, Prerefunded 3/1/03 @ 102, MBIA................      2,493
       5,000 Jefferson County, Warrants, GO, 5.00%, 4/1/04, Callable
              4/1/03 @ 102..........................................      5,000
       2,000 Mobile County Board of School Commissioners, Warrants,
              Capital Outlay, 4.80%, 3/1/02, AMBAC..................      2,004
       1,350 Mobile County, Series A, GO, 5.00%, 2/1/04, Callable
              2/1/03 @ 102..........................................      1,353
       1,000 Mobile County, Warrants, Series A, Limited GO, 5.00%,
              2/1/04, Callable 2/1/03 @ 102.........................      1,002
       5,000 Mobile County, Warrants, Series A, Limited GO, 5.10%,
              2/1/05, Callable 2/1/03 @ 102.........................      5,010
       1,630 Mobile, Warrants, GO, 6.50%, 2/15/05, AMBAC............      1,735
       1,685 Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC............      1,804
       2,700 Mobile, Warrants, GO, 4.85%, 2/15/09, Callable 2/15/00
              @ 100.................................................      2,608
       3,250 Mobile, Water & Sewer Commissioners, Water & Sewer
              Revenue, 5.00%, 1/1/05, FGIC..........................      3,248
       1,500 Montgomery County, Warrants, GO, 5.00%, 11/1/04,
              Callable 11/1/04 @ 102................................      1,504
       1,040 Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05,
              Callable 5/1/03 @ 102.................................      1,037
       1,000 Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06,
              Callable 5/1/03 @ 102.................................        992
       3,000 Montgomery, Waterworks & Sanitary Sewer Board, 5.50%,
              9/1/08, Callable 9/1/06 @ 101, MBIA...................      3,041
       1,000 Montgomery, Waterworks & Sanitary Sewer Board, Series
              B, 5.70%, 9/1/02......................................      1,021
       2,500 Montgomery, Waterworks & Sanitary Sewer Board, Series
              B, 6.25%, 9/1/08, Callable 9/1/02 @ 102...............      2,602
       3,565 Montgomery, Waterworks & Sanitary Sewer Board, Series
              B, 6.30%, 9/1/10, Callable 9/1/02 @ 102...............      3,717
       1,005 Shelby County, Warrants, Board of Education, Capital
              Outlay, 4.80%, 2/1/10, Callable 2/1/09 @ 101, AMBAC...        935

                                   Continued

AMSOUTH
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

  Shares or
  Principal                          Security                           Market
   Amount                          Description                          Value
  ---------  -------------------------------------------------------   --------
 Municipal Bonds, continued:
 Alabama, continued:
 $     1,990 Shelby County, Warrants, Series A, 5.60%, 8/1/02,
              AMBAC.................................................   $  2,032
       1,830 Shelby County, Warrants, Series A, 5.70%, 2/1/03,
              AMBAC.................................................      1,875
         335 Talladega County, Industrial Development Board, Cyprus
              1 Project, 9.75%, 12/1/13.............................        336
       1,200 University Alabama General Fee, 4.60%, 6/1/09, Callable
              6/1/07 @ 102, MBIA....................................      1,105
       1,300 University Alabama General Fee, 4.70%, 6/1/10, Callable
              6/1/07 @ 102, MBIA....................................      1,194
       1,500 University Alabama General Fee, 4.75%, 6/1/11, Callable
              6/1/07 @ 102, MBIA....................................      1,366
       2,185 University of South Alabama, University Revenues,
              Tuition, 4.70%, 11/15/08, Callable 5/15/06 @ 102,
              AMBAC.................................................      2,059
                                                                       --------
                                                                        180,397
                                                                       --------
 Arizona (0.3%):
       1,200 Pima County, School District No.16, Catalina Foothills,
              GO, 5.75%, 7/1/06, MBIA...............................      1,244
                                                                       --------
 California (1.2%):
       4,765 San Mateo County, Transit District Sales Tax Revenue,
              Series A, 5.25%, 6/1/16, Callable 6/1/09 @ 101, FSA...      4,457
                                                                       --------
 Colorado (0.7%):
       2,320 Jefferson County School District, GO, 6.25%, 12/15/08,
              MBIA..................................................      2,481
                                                                       --------
 Florida (5.2%):
       1,760 Dade County, Series DD, GO, 7.70%, 10/1/08, AMBAC......      2,054
       2,000 Escambia County, Utilities Authority Revenue, Series D,
              5.00%, 1/1/05, FGIC...................................      2,003
       6,500 Florida State Board of Education, Capital Outlay,
              Series A, GO, 5.00%, 6/1/08...........................      6,404
       8,070 Reedy Creek, Improvement District, Series 1, 5.50%,
              10/1/08, Callable 10/1/07 @ 101, AMBAC................      8,236
                                                                       --------
                                                                         18,697
                                                                       --------
 Georgia (0.3%):
       1,000 Georgia State, Series A, GO, 6.10%, 2/1/03, Callable
              2/1/01 @ 102..........................................      1,037
                                                                       --------
 Hawaii (1.0%):
       3,625 Hawaii State, GO, 5.50%, 3/1/16, Prerefunded 3/1/07
              @102, FGIC............................................      3,739
                                                                       --------
 Michigan (2.0%):
       7,000 Municipal Bond Authority Revenue, 5.00%, 12/1/05.......      6,996
                                                                       --------
 Minnesota (0.6%):
       2,175 Centennial Independent School District, No. 12, Series
              A, GO, 5.60%, 2/1/07, MBIA............................      2,233
                                                                       --------
 Mississippi (1.7%):
       2,075 Medical Center Educational Building Corp., Mississippi
              Revenue, University of Mississippi Medical Center
              Project, 5.90%, 12/1/23, Prerefunded 12/1/04 @ 102,
              MBIA..................................................      2,188
       1,000 Mississippi State, Series B, GO, 5.90%, 11/15/09.......      1,041
       1,000 Mississippi State Highway Revenue, Series 39, 6.50%,
              8/1/05, Callable 2/22/00 @ 100, FGIC..................      1,071
       2,000 Mississippi State, Capital Improvements, Series A, GO,
              5.20%, 8/1/11, Callable 8/1/03 @ 100..................      1,936
                                                                       --------
                                                                          6,236
                                                                       --------

                                   Continued

AMSOUTH
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

  Shares or
  Principal                          Security                           Market
   Amount                          Description                          Value
  ---------  -------------------------------------------------------   --------
 Municipal Bonds, continued:
 Missouri (1.1%):
 $     3,885 Missouri State, Water Pollution, Series B, GO, 5.00%,
              8/1/07, Callable 8/1/03 @ 102.........................   $  3,875
                                                                       --------
 New York (0.8%):
       1,150 Hempstead Town, GO, 5.00%, 2/15/09, Callable 2/15/06 @
              102...................................................      1,121
       1,500 Municipal Assistance Corp. for New York City, GO,
              6.00%, 7/1/05.........................................      1,565
                                                                       --------
                                                                          2,686
                                                                       --------
 North Carolina (2.0%):
         355 Durham, Water & Sewer Revenue, 4.60%, 6/1/05...........        347
         675 Durham, Water & Sewer Revenue, 4.60%, 6/1/06...........        650
         555 Durham, Water & Sewer Revenue, 4.60%, 6/1/07...........        528
         765 Durham, Water & Sewer Revenue, 4.60%, 6/1/08...........        717
       5,000 North Carolina State, Series A, GO, 4.75%, 4/1/09,
              Callable 4/1/08 @ 100.5...............................      4,746
                                                                       --------
                                                                          6,988
                                                                       --------
 Oklahoma (0.4%):
       1,530 Moore Oklahoma Refunding, 5.75%, 4/1/12, GO, MBIA......      1,533
                                                                       --------
 Oregon (2.0%):
       2,365 Salem, GO, 4.45%, 12/1/10, Callable 6/1/09 @ 100, FSA..      2,134
       5,285 Washington County, Criminal Justice Facilities, GO,
              5.00%, 12/1/09, Callable 12/1/07 @ 100................      5,185
                                                                       --------
                                                                          7,319
                                                                       --------
 South Carolina (2.5%):
       5,525 Beaufort County School District, Series B, GO, 4.10%,
              2/1/09, Callable 2/1/07 @ 101, SCSDE..................      4,852
       4,325 Beaufort County School District, Series B, GO, 4.90%,
              3/1/09, Callable 3/1/05 @ 101.........................      4,136
                                                                       --------
                                                                          8,988
                                                                       --------
 Tennessee (3.5%):
       2,000 Jackson, Improvements, 5.00%, 3/1/10, Prerefunded
              3/1/05 @102...........................................      1,931
       1,000 Johnson City, GO, 4.35%, 6/1/07, FGIC..................        932
       3,000 Metropolitan Government, Nashville & Davidson County,
              GO, 5.25%, 5/15/06....................................      3,024
       1,500 Tennessee State, Series B, GO, 5.00%, 5/1/15, Callable
              5/1/08 @ 100..........................................      1,368
       5,495 Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable
              5/1/06 @ 100..........................................      5,281
                                                                       --------
                                                                         12,536
                                                                       --------
 Texas (7.6%):
       1,000 Austin Utility Systems Revenue Combined, Series A,
              9.50%, 5/15/15, Prerefunded 5/15/00 @ 100.............      1,016
       2,830 Cypress-Fairbanks Independent School District, Series
              A, GO, 6.13%, 8/1/10, Prerefunded 8/1/03 @ 100,
              PSF-GTD...............................................      2,942
       3,000 Dallas County, Series A, GO, 5.25%, 8/15/09............      2,979
       1,000 El Paso, Series A, GO, 6.10%, 8/15/03, Callable 8/15/02
              @ 100, FGIC...........................................      1,029
       4,000 Mesquite Independent School District, Series A, GO,
              4.70%, 8/15/08, Callable 8/15/07 @ 100................      3,768

                                   Continued

AMSOUTH
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares or
  Principal                          Security                           Market
   Amount                          Description                          Value
  ---------  -------------------------------------------------------   --------
 Municipal Bonds, continued:
 Texas, continued:
 $     1,590 San Antonio, Series A, GO, 4.75%, 2/1/19, Callable
              2/1/09 @ 100..........................................   $  1,307
       5,000 Texas State, Series B, GO, 5.25%, 10/1/08, Callable
              10/1/03 @ 100.........................................      4,985
       3,575 University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @
              100...................................................      3,375
       5,455 University of Texas, Series B, 4.25%, 8/15/09, Callable
              8/15/07 @ 100.........................................      4,821
       1,000 Whitehouse Texas Independent School District, GO,
              4.80%, 2/15/12, Callable 2/15/08 @ 100................        898
                                                                       --------
                                                                         27,120
                                                                       --------
 Utah (5.4%):
       4,805 Davis County, School District, GO, 4.38%, 6/1/08,
              School Board Guaranty.................................      4,437
       3,810 Jordan School District, GO, 4.80%, 6/15/08, Callable
              6/15/07 @ 100.........................................      3,668
       5,200 Utah State, Series F, GO, 5.00%, 7/1/09, Callable
              7/1/07 @ 100..........................................      5,093
       6,000 Utah State, Series F, GO, 5.00%, 7/1/09, Callable
              7/1/07 @ 100..........................................      6,135
                                                                       --------
                                                                         19,333
                                                                       --------
 Virginia (2.9%):
       2,000 Virginia College Building Authority, Series A, 5.00%,
              9/1/12, Callable 9/1/07 @ 101.........................      1,879
       5,000 Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @
              100...................................................      4,953
       3,500 Virginia State, Public School Authority, Series S,
              5.25%, 8/1/09.........................................      3,493
                                                                       --------
                                                                         10,325
                                                                       --------
 Washington (1.9%):
       6,500 Washington State, GO, 5.75%, 9/1/08....................      6,708
                                                                       --------
 West Virginia (0.3%):
       1,000 Raleigh Fayette & Nicholas Counties, 6.20%, 8/1/04.....      1,051
                                                                       --------
  Total Municipal Bonds                                                 335,979
                                                                       --------
 Investment Companies (4.5%):
     745,459 Federated Tax-Free Fund................................        745
  15,349,094 Goldman Sachs Tax-Free Fund............................     15,350
                                                                       --------
  Total Investment Companies                                             16,095
                                                                       --------
  Total (Cost $360,821) (a)                                            $352,074
                                                                       ========

--------
Percentages indicated are based on net assets of $357,513.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation...... $  1,530
   Unrealized depreciation......  (10,277)
                                 --------
   Net unrealized depreciation.. $ (8,747)
                                 ========

                                   Continued

AMSOUTH
Municipal Bond Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)
AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance.
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
SCSDE--South Carolina School District Enhancement.
                       See notes to financial statements.

AMSOUTH
Florida Tax-Exempt Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Florida Municipal Bonds (95.5%):
 $     545 Altamonte Springs, Health Facilities Authority, Hospital
            Revenue, ETM, 5.60%, 10/1/10.............................   $   559
     1,000 Bay County, Resource Recovery Revenue, 6.00%, 7/1/01,
            MBIA.....................................................     1,021
     1,500 Broward County School District, GO, 5.60%, 2/15/07,
            Callable 2/15/03 @ 102...................................     1,531
     2,000 Broward County School District, GO, 6.00%, 2/15/07,
            Callable 2/15/02 @ 102...................................     2,062
       700 Clearwater Utility Revenue, ETM, 6.10%, 12/1/07...........       743
     1,500 Dade County School Board, Certificates of Participation,
            Series C, 5.25%, 8/1/06, FSA.............................     1,511
     1,000 Dade County School District, 5.75%, 8/1/03, AMBAC.........     1,029
     1,000 Dade County School District, GO, 6.00%, 7/15/06...........     1,051
     1,000 Dade County School District, GO, 5.00%, 2/15/14, Callable
            2/15/07 @ 101, MBIA......................................       921
     1,000 Dade County, Aviation Authority, Series 1994 B, 6.25%,
            10/1/04, AMBAC...........................................     1,056
     1,115 Dade County, Public Services, Tax Revenue, 5.00%, 10/1/12,
            Callable 10/1/09 @ 101, FSA..............................     1,053
     1,000 Dade County, Water & Sewer System Revenue, 4.70%, 10/1/04,
            FGIC.....................................................       992
     1,000 Escambia County, Utility Authority, Utility System
            Revenue, 5.00%, 1/1/08, FGIC.............................       987
       725 Florida Housing Finance Agency, Homeowner Mortgages,
            Series 1995 A-1, 5.65%, 1/1/09, Callable 1/1/06 @ 102....       713
     1,000 Florida State Board of Education, GO, 5.00%, 6/1/10,
            Callable 6/1/05 @ 101....................................       967
       515 Florida State Board of Education, GO, 7.25%, 6/1/23,
            Callable 6/1/00 @ 102....................................       531
     1,355 Florida State Board of Education, Lottery Revenue, Series
            A, 5.00%, 7/1/09, Callable 7/1/08 @ 101, FGIC............     1,325
     1,000 Florida State Board of Education, Lottery Revenue, Series
            B, 5.25%, 7/1/09, Callable 7/1/08 @ 101, FGIC............       998
     1,000 Florida State Board Of Education, Series A, GO, 5.00%,
            1/1/15, Callable 1/1/08 @ 101............................       905
     2,000 Florida State Board of Education, Series B, GO, 5.38%,
            6/1/08, Callable 6/1/07 @ 101............................     2,021
     1,000 Florida State Board of Education, Series E, GO, 5.10%,
            6/1/13, Callable 6/1/03 @ 101............................       943
     3,310 Florida State Department of Transportation, Right of Way,
            Series B, GO, 5.50%, 7/1/08, Callable 7/1/07 @ 101.......     3,377
     1,000 Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.50%, 7/1/08, FSA.............................     1,020
     1,000 Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.70%, 7/1/09, Callable 7/1/05 @ 101, AMBAC....     1,023
     1,000 Florida State Division of Bond Finance, Department of
            General Services, Preservation 2000,
            Series A, 5.00%, 7/1/12, Callable 7/1/07 @ 101, AMBAC....       945
     2,000 Florida State Division of Bond Finance, Department of
            General Services, Series B, 5.50%, 7/1/05, AMBAC.........     2,050
     1,000 Florida State Division of Bond Finance, Department of
            Natural Resources, Preservation 2000,
            Series A, 5.40%, 7/1/07, Callable 7/1/03 @ 101, FSA......     1,009
     1,000 Florida State Division of Bond Finance, Department of
            Natural Resources, Save Our Coast, 6.30%, 7/1/04,
            Callable 7/1/01 @ 101, MBIA..............................     1,035
     1,000 Florida State Turnpike Authority, Turnpike Revenue, Series
            A, 5.50%, 7/1/11, Callable 7/1/05 @ 101, FGIC............     1,002
       890 Florida State, GO, Senior Lien, Jacksonville
            Transportation, 6.25%, 7/1/06............................       948
     1,000 Florida State, GO, Senior Lien, Jacksonville
            Transportation, 5.00%, 7/1/11, Callable 7/1/09 @ 101,
            FSA......................................................       958
     1,000 Florida State, GO, Senior Lien, Jacksonville
            Transportation, 5.25%, 7/1/15, Callable 7/1/07 @ 101.....       938
     1,250 Ft. Lauderdale Park Improvement Project, GO, 5.50%,
            7/1/17, Callable 1/1/04 @ 101............................     1,203
     1,000 Hillsborough County, Capital Improvement, County Center
            Project, Series B, 5.00%, 7/1/13,
            Callable 7/1/06 @ 102, MBIA..............................       930
       750 Hillsborough County, Environmental Land, GO, 6.00%,
            7/1/03*, Callable 7/1/02 @ 102, AMBAC-TCRS...............       779

                                   Continued

AMSOUTH
Florida Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                            Market
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------

 Florida Municipal Bonds, continued:
 $   1,000 Hillsborough County, Solid Waste & Resource Recovery
            Revenue, 5.30%, 10/1/03, MBIA............................   $ 1,019
     1,000 Jacksonville Electric Authority, St. John's River Issue 2,
            Series 15, 4.75%, 10/1/07, Callable 4/1/06 @ 101.........       973
     1,000 Jacksonville Electric Authority, St. John's River Issue 2,
            Series 16, 5.00%, 10/1/10, Callable 10/1/03 @ 101........       966
     1,000 Jacksonville, District Water & Sewer Revenue, ETM, 5.20%,
            10/1/02, MBIA............................................     1,012
     1,010 Jacksonville, Excise Tax Revenue, Series A, 5.50%,
            10/1/05, FGIC............................................     1,036
       500 Manatee County School Board, Certificates of
            Participation, 7/1/09, Callable 7/1/06 @ 102, MBIA.......       525
     1,000 Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08,
            Callable 9/1/05 @ 102, FSA...............................     1,009
     1,675 Okeechobee Utility Authority, Utility System Revenue,
            5.25% 10/1/14, Callable 10/1/09 @ 101, FSA...............     1,589
     1,000 Orange County, Sales Tax Revenue, 4.80%, 1/1/17, Callable
            1/1/07 @ 101, FGIC.......................................       856
     1,000 Orlando & Orange County Expressway Authority, Expressway
            Revenue, Senior Lien, 4.80%, 7/1/01, AMBAC...............     1,006
     1,500 Orlando Utilities Commission, Water & Electric Revenue,
            Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100.........     1,446
     1,000 Osceola County, Capital Improvements, 5.00%, 9/1/02, MBIA.     1,010
     1,000 Palm Beach County, Criminal Justice Facilities, 5.38%,
            6/1/10, FGIC.............................................     1,002
     1,000 Pasco County, Water & Sewer Revenue, Series A, 5.50%,
            10/1/03, Callable 10/1/02 @ 102, FGIC....................     1,025
     1,000 Port of Palm Beach, 6.25%, 9/1/08, Callable 9/1/02 @ 102,
            MBIA.....................................................     1,051
     1,000 Reedy Creek, Improvement District, Series A, GO, 5.60%,
            6/1/10, Callable 6/1/05 @ 100, MBIA......................     1,011
     1,000 Reedy Creek, Improvement District, Series C, GO, 4.90%,
            6/1/08, Callable 12/1/05 @ 101, AMBAC....................       978
     1,000 Seminole County, Local Option Gas Tax Revenue, 5.00%,
            10/1/02, FGIC............................................     1,010
     1,000 St. Johns River Management District, Land Acquisition,
            5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA................       983
     1,000 St. Petersburg, Utility Tax Revenue, 5.85%, 6/1/02........     1,023
     1,000 Sunshine Skyway Revenue, 6.60%, 7/1/08 *, Callable 7/1/01
            @ 101....................................................     1,032
     1,000 Tallahassee, Consolidated Utility System Revenue, 5.80%,
            10/1/08, Callable 10/1/03 @ 102..........................     1,027
     1,000 Tampa Sports Authority, Local Option Sales Tax Revenue,
            Stadium Project, 6.00%, 1/1/06, MBIA.....................     1,048
       750 Tampa, Water & Sewer Revenue, 5.25%, 10/1/12, Callable
            10/1/05 @ 102, FGIC......................................       728
     1,000 Tampa-Hillsborough County, Expressway, 5.00%, 7/1/10,
            Callable 7/1/07 @ 101....................................       968
     1,000 Volusia County Sales Tax Revenue, 5.00%, 10/1/13, Callable
            10/1/08 @ 101, MBIA......................................       931
     1,000 Volusia County School District, GO, 5.30%, 6/1/01, FSA....     1,013
                                                                        -------
  Total Florida Municipal Bonds                                          67,413
                                                                        -------
 Investment Companies (3.4%):
 1,006,771 AmSouth Tax-Exempt Fund...................................     1,007
 1,424,640 Dreyfus Florida Money Market Fund.........................     1,424
                                                                        -------
  Total Investment Companies                                              2,431
                                                                        -------
  Total (Cost $71,779) (a)                                              $69,844
                                                                        =======

                                   Continued

AMSOUTH
Florida Tax-Exempt Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)
--------
Percentages indicated are based on net assets of $70,607.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....... $   335
   Unrealized depreciation.......  (2,270)
                                  -------
   Net unrealized depreciation... $(1,935)
                                  =======

* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
TCRS--Transferable Custodial Receipts
                       See notes to financial statements.

AMSOUTH
U.S. Treasury Money Market Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------
 U.S. Treasury Bills (39.6%):
  $15,000  4.75%, 2/10/00...........................................   $ 14,980
   15,000  5.15%, 3/9/00............................................     14,921
   15,000  5.15%, 3/23/00...........................................     14,891
   15,000  5.15%, 3/23/00...........................................     14,846
   15,000  5.34%, 4/27/00...........................................     14,809
   15,000  5.42%, 5/11/00...........................................     14,774
   15,000  5.78%, 5/25/00...........................................     14,735
   15,000  5.37%, 6/30/00...........................................     14,976
                                                                       --------
  Total U.S. Treasury Bills                                             118,932
                                                                       --------
 U.S. Treasury Notes (30.0%):
   15,000  8.50%, 2/15/00...........................................     15,019
   15,000  5.50%, 2/29/00...........................................     15,003
   15,000  6.87%, 3/31/00...........................................     15,039
   15,000  6.37%, 5/15/00...........................................     15,040
   15,000  6.25%, 5/31/00...........................................     15,033
   15,000  5.37%, 7/31/00...........................................     14,961
                                                                       --------
  Total U.S. Treasury Notes                                              90,095
                                                                       --------

 Principal                         Security                          Amortized
  Amount                         Description                           Cost
 --------- -------------------------------------------------------   ---------
 Repurchase Agreements (30.2%):
  $45,316  Salomon Smith Barney, 5.69%, dated 1/31/00, due 2/1/00, proceeds at maturity of $45,316, (Collateralized by
            $46,528 U.S. Treasury Note, 5.25%, 5/31/01--Market
            value $46,224)........................................   $ 45,316
   45,317  C.S. First Boston Corp., 5.70%, dated 1/31/00, due
            2/1/00, proceeds at maturity of $45,317,
            (Collateralized by $45,789 U.S. Treasury Note, 4.87%,
            3/31/01--Market value $46,553)........................     45,317
                                                                     --------
  Total Repurchase Agreements                                          90,633
                                                                     --------
  Total (Cost $299,660) (a)                                          $299,660
                                                                     ========

--------
Percentages indicated are based on net assets of $300,163.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
                       See notes to financial statements.

AMSOUTH
Prime Money Market Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

 Principal                        Security                         Amortized
  Amount                        Description                          Cost
 --------- -----------------------------------------------------   ---------
 Commercial Paper--Foreign (4.4%):
 Banking (2.9%):
  $20,000  Toronto Dominion Holdings, 5.79%, 4/6/00.............   $ 19,790
                                                                   --------
 Food Products & Services (1.5%):
   10,000  Canadian Wheat Board, 5.66%, 3/27/00.................      9,914
                                                                   --------
  Total Commercial Paper--Foreign                                    29,704
                                                                   --------
 Certificates of Deposit (3.7%):
 Banking (3.7%):
   10,000  BankAmerica, 5.85%, 4/24/00..........................     10,000
   10,000  Canadian Imperial Bank of Commerce, 5.01%, 2/7/00....     10,000
    5,000  Harris Trust, 5.05%, 2/14/00.........................      5,000
                                                                   --------
  Total Certificates of Deposit                                      25,000
                                                                   --------
 Floating Rate Funding Agreements (1.9%):
 Insurance (1.9%):
   12,500  Monumental Life Insurance Co., 6.00%*,2/1/00**.......     12,500
                                                                   --------
  Total Floating Rate Funding Agreements                             12,500
                                                                   --------
 Corporate Bonds (3.0%):
 Brokerage Services (1.6%):
    5,000  Bear Stearns & Co., Inc., 6.50%, 7/5/00..............      5,016
    5,000  Morgan Stanley Dean Witter, 5.89%, 3/20/00...........      5,005
                                                                   --------
                                                                     10,021
                                                                   --------
 Electric Utility (0.7%):
    5,000  Alabama Power Co., 6.00%, 3/1/00.....................      5,003
                                                                   --------
 Financial Services (0.7%):
    5,000  American General Finance Corp., 7.25%, 4/15/00.......      5,015
                                                                   --------
  Total Corporate Bonds                                              20,039
                                                                   --------
 U.S. Government Agencies (11.8%):
 Fannie Mae (2.9%):
   20,000  5.54%, 3/29/00.......................................     19,825
                                                                   --------
 Federal Farm Credit Bank (3.0%):
   20,000  5.52%, 3/1/00........................................     19,911
                                                                   --------
 Federal Home Loan Bank (2.9%):
   20,000  5.55%, 2/25/00.......................................     19,926
                                                                   --------

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------
 U.S. Government Agencies, continued:
 Freddie Mac (3.0%):
  $20,000  5.56%, 2/24/00...........................................   $ 19,929
                                                                       --------
  Total U.S. Government Agencies                                         79,591
                                                                       --------
 Commercial Paper--Domestic (65.7%):
 Aircraft Leasing (3.0%):
   20,000  International Lease Finance Corp., 5.80%, 2/18/00........     19,945
                                                                       --------
 Automotive (5.9%):
   20,000  Ford Motor Credit, 5.63%, 3/28/00........................     19,823
   20,000  General Motors Acceptance Corp., 5.98%, 2/22/00..........     19,934
                                                                       --------
                                                                         39,757
                                                                       --------
 Banking (4.4%):
   10,000  Bank of America, 5.83%, 4/24/00..........................      9,866
   20,000  Wells Fargo & Co., 6.00%, 2/3/00.........................     19,993
                                                                       --------
                                                                         29,859
                                                                       --------
 Beverages (2.9%):
   20,000  Coca-Cola Co., 5.80%, 5/1/00.............................     19,710
                                                                       --------
 Chemicals (2.9%):
   20,000  E. I. Dupont de Nemours & Co., 5.78%, 3/9/00.............     19,881
                                                                       --------
 Consumer Goods (4.4%):
   10,200  Kimberly Clark Corp., 5.79%, 4/20/00.....................     10,070
   20,000  Procter & Gamble Co., 5.65%, 3/24/00.....................     19,837
                                                                       --------
                                                                         29,907
                                                                       --------
 Diversified Manufacturing (2.9%):
   20,000  Minnesota Mining & Manufacturing Co., 5.90%, 3/22/00.....     19,836
                                                                       --------
 Electric Utility (6.1%):
   10,000  Georgia Power Co., 5.67%, 2/1/00.........................     10,001
   10,000  Georgia Power Co., 5.70%, 2/9/00.........................      9,987
   10,500  National Rural Utilities, 5.79%, 2/11/00.................     10,484
   10,000  National Rural Utilities, 5.75%, 2/17/00.................      9,974
                                                                       --------
                                                                         40,446
                                                                       --------

                                   Continued

AMSOUTH
Prime Money Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                             (Amounts in thousands)
                                  (Unaudited)

 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------
 Commercial Paper--Domestic, continued:
 Farm Equipment (1.5%):
  $10,000  John Deere Capital Corp., 5.70%, 2/28/00.................   $  9,957
                                                                       --------
 Financial Services (17.0%):
   20,000  American Express Credit Corp., 5.75%, 4/26/00............     19,728
   15,000  American General Finance Corp., 5.88%, 2/15/00...........     14,966
   10,000  Associates Corp., 5.65%, 2/22/00.........................      9,967
   10,000  Associates First Capital, 5.30%, 4/3/00..................      9,909
   20,000  General Electric Capital Corp., 5.38%, 4/4/00............     19,804
   20,000  IBM Credit Corp., 5.68%, 4/10/00.........................     19,782
   20,000  USAA Capital Corp., 5.95%, 3/13/00.......................     19,865
                                                                       --------
                                                                        114,021
                                                                       --------
 Oil & Gas Exploration, Production, & Services (4.4%):
   20,000  Chevron Corp., 5.75%, 3/7/00.............................     19,888
   10,000  Equilon Enterprises, 5.75%, 2/8/00.......................      9,989
                                                                       --------
                                                                         29,877
                                                                       --------
 Pharmaceuticals (4.4%):
   10,000  Glaxo Wellcome PLC, 5.87%, 2/8/00........................      9,988
   10,000  Glaxo Wellcome PLC, 5.82%, 2/9/00........................      9,987
   10,000  Pfizer, Inc., 5.63%, 3/17/00.............................      9,930
                                                                       --------
                                                                         29,905
                                                                       --------

 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Commercial Paper--Domestic, continued:
 Telecommunications (5.9%):
  $20,000  AT&T, 5.68%, 3/15/00....................................   $ 19,864
   10,000  BellSouth Telecommunications, Inc., 5.64%, 2/11/00......      9,984
   10,000  Lucent Technologies, 4.97%, 2/10/00.....................      9,988
                                                                      --------
                                                                        39,836
                                                                      --------
  Total Commercial Paper--Domestic                                     442,937
                                                                      --------
 Repurchase Agreements (9.8%):
   66,210  Salomon Smith Barney, 5.78%, dated 1/31/00, due 2/1/00 at maturity of $66,210, (Collateralized by $67,985
            Freddie Mac, 5.75%-6.86%, 1/22/02-7/15/03--Market value
            $67,538)...............................................     66,210
                                                                      --------
  Total Repurchase Agreements                                           66,210
                                                                      --------
  Total (Cost $675,981) (a)                                           $675,981
                                                                      ========

--------
Percentages indicated are based on net assets of $674,125.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate security. Rate presented represents rate in effect at January 31, 2000. Date presented reflects next rate change date.
** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, quarterly, or semianually.
PLC--Public Limited Co.
                       See notes to financial statements.

AMSOUTH
Institutional Prime Obligations Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Foreign (2.3%):
 Banking (2.3%):
  $ 5,000  Toronto Dominion Holdings, 5.79%, 4/6/00.................   $  4,948
                                                                       --------
  Total Commercial Paper--Foreign                                         4,948
                                                                       --------
 U.S. Government Agencies (16.6%):
 Fannie Mae (4.6%):
   10,000  5.69%, 4/13/00...........................................      9,886
                                                                       --------
 Federal Farm Credit Bank (3.7%):
    8,000  5.59%, 2/29/00...........................................      7,965
                                                                       --------
 Federal Home Loan Bank (4.6%):
   10,000  5.65%, 4/19/00...........................................      9,878
                                                                       --------
 Freddie Mac (3.7%):
    8,000  5.61%, 3/2/00............................................      7,963
                                                                       --------
  Total U.S. Government Agencies                                         35,692
                                                                       --------
 Commercial Paper--Domestic (54.5%):
 Aircraft Leasing (2.3%):
    5,000  International Lease Finance, 5.67%, 2/7/00...............      4,995
                                                                       --------
 Automotive (4.6%):
    5,000  Ford Motor Credit, 5.63%, 3/28/00........................      4,956
    5,000  General Motors Acceptance Corp., 5.98%, 2/22/00..........      4,983
                                                                       --------
                                                                          9,939
                                                                       --------
 Banking (4.6%):
    5,000  Bank of America, 5.83%, 4/24/00..........................      4,933
    5,000  Wells Fargo & Co., 5.94%, 2/11/00........................      4,992
                                                                       --------
                                                                          9,925
                                                                       --------
 Beverages (2.7%):
    6,000  Coca-Cola Co., 5.80%, 5/1/00.............................      5,913
                                                                       --------
 Brokerage Services (2.3%):
    5,000  Goldman Sachs, 5.96%, 2/3/00.............................      4,998
                                                                       --------
 Chemicals (2.3%):
    5,000  E. I. Dupont de Nemours & Co., 5.78%, 3/9/00.............      4,970
                                                                       --------

  Shares
    or
 Principal                          Security                           Amortized
  Amount                          Description                            Cost
 --------- ---------------------------------------------------------   ---------

 Commercial Paper--Domestic, continued:
 Consumer Goods (4.6%):
  $ 5,000  Kimberly Clark Corp., 5.79%, 4/20/00.....................   $  4,936
    5,000  Procter & Gamble Co., 5.65%, 3/24/00.....................      4,960
                                                                       --------
                                                                          9,896
                                                                       --------
 Diversified Manufacturing (2.3%):
    5,000  Minnesota Mining & Manufacturing Co., 5.90%, 3/22/00.....      4,959
                                                                       --------
 Electric Utility (2.3%):
    5,000  National Rural Utilities, 5.92%, 3/20/00.................      4,961
                                                                       --------
 Financial Services (14.4%):
    6,000  American Express Credit Corp., 5.75%, 4/26/00............      5,918
    5,000  American General Finance, 5.84%, 2/17/00.................      4,987
    5,000  Associates Corp., 5.65%, 2/15/00.........................      4,989
    5,000  GE Capital Corp., 6.04%, 2/1/00..........................      5,000
    5,000  IBM Credit Corp., 5.68%, 4/10/00.........................      4,946
    5,000  USAA Capital Corp., 5.95%, 3/13/00.......................      4,966
                                                                       --------
                                                                         30,806
                                                                       --------
 Food Products & Services (2.3%):
    5,000  Campbell Soup, Inc., 5.92%, 2/24/00......................      4,981
                                                                       --------
 Oil & Gas Exploration, Production, & Services (2.3%):
    5,000  Chevron Corp., 5.75%, 3/7/00.............................      4,972
                                                                       --------
 Pharmaceuticals (2.3%):
    5,000  Glaxo Wellcome PLC, 5.82%, 2/9/00........................      4,993
                                                                       --------
 Telecommunications (5.2%):
    5,000  AT&T, 5.68%, 3/15/00.....................................      4,966
    6,000  BellSouth Corp., 5.75%, 4/4/00...........................      5,940
                                                                       --------
                                                                         10,906
                                                                       --------
  Total Commercial Paper--Domestic                                      117,214
                                                                       --------
 Investment Companies (0.0%):
   18,867  AmSouth Prime Money Market Fund..........................         18
   15,621  AmSouth U.S. Treasury Money Market Fund..................         16
                                                                       --------
  Total Investment Companies                                                 34
                                                                       --------

                                   Continued

AMSOUTH
Institutional Prime Obligations Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                          Amortized
  Amount                         Description                           Cost
 --------- -------------------------------------------------------   ---------

 Repurchase Agreements (27.1%):
  $29,217  C.S. First Boston Corp., 5.77%, dated 1/31/00, due
            2/1/00, proceeds at maturity of $29,217,
            (Collateralized by $30,243, Fannie Mae, 0.00%, 3/2/00
            and 4/26/00--Market value $30,243)....................   $ 29,217

   29,216  Salomon Smith Barney, 5.78%, dated 1/31/00, due 2/1/00, proceeds at maturity of $29,216, (Collateralized by
            $31,770 Fannie Mae, 5.75%, 2/15/08--Market value
            $29,801)..............................................     29,216
                                                                     --------
  Total Repurchase Agreements                                          58,433
                                                                     --------
  Total (Cost $216,321) (a)                                          $216,321
                                                                     ========

--------
Percentages indicated are based on net assets of $215,249.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
PLC--Public Limited Co.
                       See notes to financial statements.

AMSOUTH
Tax-Exempt Money Market Fund

                       Schedule of Portfolio Investments
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Demand Notes (59.1%):
 Alabama (17.5%):
  $1,500   Alabama Housing Finance Authority, Huntsville, Series B,
            3.29%*, 2/2/00**, LOC: FNMA............................    $ 1,500
   1,000   Alabama Special Care Facility, 3.15%*, 2/2/00**, SPA-
            Barclays Bank PLC......................................      1,000
   2,000   Alabama State Housing Finance Authority, Multi Family
            Housing Revenue, Rime VLG Hoover Project, Series A,
            3.29%*, 2/2/00**, LOC: FNMA............................      2,000
   1,000   Bon Air, Industrial Development Board, Avondale Mills,
            3.29%*, 2/2/00**, LOC: Trust Co. Bank..................      1,000
   2,000   City of Birmingham, Series 1992A, GO, 3.19%*, 2/2/00**,
            LOC: Regions Bank......................................      2,000
     350   Columbia, Industrial Development Board, PCR, Alabama
            Power Co. Project, Series D, 3.63%*, 2/1/00**..........        350
   3,000   Homewood Education Building Authority Revenue,
            Educational Facilities Samford University, 3.58%*,
            2/1/00**, LOC: AMBAC...................................      3,000
   1,000   Jacksonville, Industrial Development Board, Parker
            Hannifin Corp., 3.29%*, 2/3/00**.......................      1,000
   2,000   Mobile, Industrial Development Board, PCR, Alabama Power
            Co. Project, Series B, 3.24%*, 2/1/00**................      2,000
   1,200   North Alabama, Environmental Improvement Authority, PCR,
            Reynolds Metals Co., 3.68%*, 2/1/00**, LOC: Bank of
            Nova Scotia............................................      1,200
   1,000   Port City, Medical Clinic Board, Infirmary Health
            Systems, Series B, 3.24%*, 2/3/00**, LOC: AMBAC........      1,000
     665   Stevenson, Industrial Development Board, Environmental
            Improvement Revenue, Mead Corp. Project, 3.63%*,
            2/1/00**, LOC: Credit Suisse...........................        665
                                                                       -------
                                                                        16,715
                                                                       -------
 Florida (3.4%):
   1,515   Florida Housing Finance Agency, Multifamily Housing
            Beneva, 3.22%*, 2/3/00**...............................      1,515
   1,680   Laurel Club, Certificates of Participation, Series 96A,
            3.34%*, 2/3/00**, LOC: Swiss Bank Corp.................      1,680
                                                                       -------
                                                                         3,195
                                                                       -------
 Georgia (1.1%):
   1,000   Cobb County, Post Mill Project, 3.29%*, 2/2/00**........      1,000
                                                                       -------
 Illinois (4.4%):
   4,200   Illinois Health Facility Authority Revenue, Swedish
            Covenant Series A, 3.24%*, 2/2/00**....................      4,200
                                                                       -------
 Michigan (0.9%):
     900   Delta County, Economic Development Corp., Environmental
            Improvement Revenue, 3.59%*, 2/1/00**, LOC: Bank of
            Nova Scotia............................................        900
                                                                       -------
 Nevada (1.2%):
   1,100   Reno Hospital Revenue, 3.69%*, 2/1/00**.................      1,100
                                                                       -------
 New Jersey (1.3%):
   1,200   New Jersey Economic Development Authority Pollution
            Control Revenue, 2.60%*, 2/2/00**, LOC: MBIA...........      1,200
                                                                       -------
 New York (1.7%):
   1,600   New York, GO, Series D, 3.04%*, 2/2/00**, LOC: FGIC.....      1,600
                                                                       -------
 North Carolina (1.6%):
   1,500   Wake County Industrial Facilities & Pollution Control
            Authority Revenue, Carolina P & L Co. Project B,
            3.65%*, 2/1/00**, LOC: Bank of New York................      1,500
                                                                       -------

                                   Continued

AMSOUTH
Tax-Exempt Money Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Demand Notes, continued:
 Oregon (2.1%):
  $2,000   Oregon State, GO, Series 73 E, 3.19%*, 2/2/00**, LOC:
            SPA-Morgan Guaranty....................................    $ 2,000
                                                                       -------
 Pennsylvania (4.2%):
   4,000   Delaware County, Industrial Development Authority,
            Airport Authority Facilities Revenue, Parcel Service
            Project, 3.64%*, 2/1/00**..............................      4,000
                                                                       -------
 Tennessee (2.1%):
   2,000   Shelby County, Health Education & Housing Facilities
            Board Revenue, 3.23%*, 2/2/00**, LOC:
            Credit Suisse First Boston.............................      2,000
                                                                       -------
 Texas (8.4%):
   2,000   Grapevine Industrial Development Corp., American
            Airlines-A2, 3.69%*, 2/1/00**, LOC: Morgan Guaranty....      2,000
   1,000   Harris County Health Facilities, 3.70%*, 2/1/00**.......      1,000
   5,000   Hunt County, Industrial Development Corp., Trico
            Industry Inc. Project, 3.29%*, 2/1/00**, LOC:
            Amro Bank N.V. ........................................      5,000
                                                                       -------
                                                                         8,000
                                                                       -------
 Virginia (2.4%):
   1,560   Fairfax County, Industrial Development Authority
            Revenue, Fairfax Hospital-A, 3.12%*, 2/2/00**..........      1,560
     700   Fairfax Hospital-D, Industrial Development Authority
            Revenue, 3.12%*, 2/2/00**..............................        700
                                                                       -------
                                                                         2,260
                                                                       -------
 Washington (0.6%):
     600   Washington State, Health Care Facilities Authority
            Revenue, 3.69%*, 2/1/00**..............................        600
                                                                       -------
 Wisconsin (5.3%):
   4,000   Wisconsin State Health & Education Facilities Authority
            Revenue, Series A, 3.69%*, 2/2/00**, LOC: MBIA.........      4,000
   1,050   Wisconsin State Health & Education Facilities Authority
            Revenue, Series B, 3.69%*, 2/2/00**, LOC: MBIA.........      1,050
                                                                       -------
                                                                         5,050
                                                                       -------
 Wyoming (0.9%):
     900   Lincoln County PCR, Series C, Exxon Co. Project, 3.65%*,
            2/1/00.................................................        900
                                                                       -------
  Total Demand Notes                                                    56,220
                                                                       -------
 Tax Free Commercial Paper (3.2%):
 New Jersey (3.2%):
   3,000   New Jersey State Regional Agencies, 3.65%, 2/2/00, LOC:
            Bank of Nova Scotia....................................      3,000
                                                                       -------
  Total Tax Free Commercial Paper                                        3,000
                                                                       -------

                                   Continued

AMSOUTH
Tax-Exempt Money Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Municipal Bonds (28.8%):
 Alabama (1.3%):
  $  500   Homewood, GO, Warrants, 4.00%, 8/1/00...................    $   500
     600   Huntsville, Warrants, Series D, GO, 4.00%, 11/1/00......        600
     100   Judicial Building Authority Revenue, Judicial Facilities
            Project, 7.25%, 1/1/14, Prerefunded 7/1/00 @ 102,
            LOC: AMBAC.............................................        103
                                                                       -------
                                                                         1,203
                                                                       -------
 Florida (0.8%):
     250   Dade County, GO, 6.60%, 6/1/00, LOC: AMBAC..............        252
     500   Orlando & Orange County Expressway Revenue, Jr. Lien,
            6.50%, 7/1/20, Prerefunded 7/1/00 @ 102, LOC: FGIC.....        516
                                                                       -------
                                                                           768
                                                                       -------
 Georgia (2.0%):
     250   Burke County, Development Authority, PCR, 4.37%,
            11/1/00, LOC: AMBAC....................................        251
   1,200   Doughterty County School District Sales Tax, GO, 4.50%,
            9/1/00.................................................      1,204
     450   Georgia State, GO, Series A, 5.80%, 3/1/00..............        451
                                                                       -------
                                                                         1,906
                                                                       -------
 Kentucky (1.7%):
     385   Frankfort Electric & Water Pollution Board Revenue,
            5.10%, 12/1/00, LOC: AMBAC.............................        388
   1,000   Louisville & Jefferson County Sewer District, 7.35%,
            5/1/19, Prerefunded 5/1/00 @ 102, LOC: FGIC............      1,029
     190   Northern Kentucky University Revenue, Series K, 4.00%,
            5/1/00, LOC: FGIC......................................        190
                                                                       -------
                                                                         1,607
                                                                       -------
 Maine (0.3%):
     260   Regional Waste System Industry, Solid Waste Recovery
            Revenue, Series P, 5.25%, 7/1/00.......................        261
                                                                       -------
 Massachusetts (1.6%):
     500   Massachusetts Bay Transportation Authority, Series A,
            GO, 3.50%, 2/25/00.....................................        500
   1,000   Sommerville, GO, 3.50%, 5/18/00.........................      1,000
                                                                       -------
                                                                         1,500
                                                                       -------
 Nebraska (2.1%):
   1,000   Lincoln Electric System Revenue, Series A, 4.40%,
            9/1/00.................................................      1,003
   1,000   Nebraska Public Power District Revenue, Nuclear
            Facilities, 5.20%, 7/1/00..............................      1,005
                                                                       -------
                                                                         2,008
                                                                       -------
 Nevada (1.5%):
     200   Clark Co., GO, Series B, 4.00%, 12/1/00.................        200
   1,000   Clark County School District, GO, 7.50%, 5/1/04,
            Prerefunded 5/1/00 @ 102, LOC: FGIC....................      1,029
     235   Las Vegas, GO, 6.10%, 10/1/00...........................        238
                                                                       -------
                                                                         1,467
                                                                       -------

                                   Continued

AMSOUTH
Tax-Exempt Money Market Fund

                  Schedule of Portfolio Investments, Continued
                                January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Municipal Bonds, continued:
 New York (0.4%):
  $  400   New York State Medical Care Facilities Finance Agency
            Revenue, Series A, 7.70%, 2/15/25, Prerefunded 8/15/00
            @ 102, LOC: FHA........................................    $   416
                                                                       -------
 North Carolina (0.8%):
     250   Stokes County, 4.80%, 6/1/00, LOC: FGIC.................        251
     500   University System Pool Revenue, Series B, 4.25%,
            10/1/00, LOC: MBIA.....................................        501
                                                                       -------
                                                                           752
                                                                       -------
 Ohio (1.1%):
   1,000   Ohio State Higher Education Facility, Ohio Northern
            University Project, 7.30%, 5/15/10, Prerefunded 5/15/00
            @ 100, LOC: FGIC.......................................      1,013
                                                                       -------
 Oklahoma (0.5%):
     500   Oklahoma City, GO, 4.85%, 8/1/00........................        502
                                                                       -------
 Pennsylvania (0.6%):
     600   Philadelphia School District, 4.00%, 6/30/00, LOC:
            Mellon Bank............................................        601
                                                                       -------
 South Carolina (1.2%):
     500   Greenville County School District, GO, 4.13%, 3/1/00,
            LOC:...................................................        500
     665   South Carolina State Capital Improvement, Series B,
            5.60%, 3/1/00..........................................        666
                                                                       -------
                                                                         1,166
                                                                       -------
 Tennessee (1.9%):
     500   Chattanooga Health Educational & Housing Facilities
            Board Revenue, Catholic Health Initiatives-A,
            5.00%, 12/1/00.........................................        503
   1,000   Shelby County, Series A, GO, 6.25%, 12/1/10, Prerefunded
            12/1/00 @ 102..........................................      1,038
     250   Wilson County, GO, 4.25%, 3/1/00........................        250
                                                                       -------
                                                                         1,791
                                                                       -------
 Texas (2.4%):
     400   Barbers Hill Independent School, GO, 6.00%, 2/15/06,
            Prerefunded 2/15/00 @ 100, LOC: MBIA...................        400
     500   Dallas Denton & Collin Co., GO, 4.50%, 2/15/00..........        500
     330   Tarrant County, GO, 4.75%, 7/15/00......................        331
   1,000   Texas State Public Finance Authority, GO, 6.38%,
            10/1/03, Prerefunded 10/1/00 @ 100.....................      1,017
                                                                       -------
                                                                         2,248
                                                                       -------
 Washington (1.1%):
   1,000   Washington State, Series R-92-A, GO, 6.10%, 9/1/00......      1,012
                                                                       -------
 West Virginia (1.1%):
   1,000   West Virginia State, State Road, 3.50%, 6/1/00..........      1,000
                                                                       -------

                                   Continued

AMSOUTH
Tax-Exempt Money Market Fund

                 Schedule of Portfolio Investments, Continued
                               January 31, 2000
                     (Amounts in thousands, except shares)
                                  (Unaudited)

  Shares
    or
 Principal                         Security                           Amortized
  Amount                          Description                           Cost
 --------- --------------------------------------------------------   ---------
 Municipal Bonds, continued:
 Wisconsin (6.4%):
    $5,000 Milwaukee Metropolitan Sewage District Series A, GO,
            4.25%, 10/1/00.........................................    $ 5,010
     1,000 Oak Creek Waterworks System Revenue, 3.90%, 9/1/00......      1,000
       195 Wisconsin State Clean Water Revenue, 4.00%, 6/1/00......        195
                                                                       -------
                                                                         6,205
                                                                       -------
  Total Municipal Bonds                                                 27,426
                                                                       -------
 Investment Companies (8.5%):
 4,535,868 Federated Tax-Free Fund.................................      4,536
 3,565,135 Goldman Sachs Tax-Free Fund.............................      3,565
                                                                       -------
  Total Investment Companies                                             8,101
                                                                       -------
  Total (Cost $94,747) (a)                                             $94,747
                                                                       =======

--------
Percentages indicated are based on net assets of $95,133.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at January 31, 1999. Date presented reflects next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FNMA--Insured by Federal National Mortgage Assoc.
FHA--Insured by Federal Housing Administration
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue
SCSDE--South Carolina School District Enhancement.
SPA--Standby Purchase Agreement
                      See notes to financial statements.

AMSOUTH FUNDS

                         Notes to Financial Statements
                               January 31, 2000
                                  (Unaudited)
1. Organization:

 AmSouth Funds (formerly, AmSouth Mutual Funds) (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

 The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Equity Income Fund ("Equity Income"), the AmSouth Value Fund ("Value"), formerly the AmSouth Equity Fund, the AmSouth Enhanced Market Fund ("Enhanced Market"), the AmSouth Growth Fund ("Growth"), formerly the AmSouth Capital Growth Fund, the AmSouth Select Equity Fund ("Select Equity"), the AmSouth Regional Equity Fund ("Regional Equity"), the AmSouth Small Cap Fund ("Small Cap"), the AmSouth Balanced Fund ("Balanced"), the AmSouth Limited Term Bond Fund ("Limited Term Bond"), formerly the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund ("Government Income"), the AmSouth Bond Fund ("Bond"), the AmSouth Municipal Bond Fund ("Municipal Bond"), and the AmSouth Florida Tax-Exempt Fund ("Florida Tax-Exempt"), formerly the AmSouth Florida Tax-Free Fund (collectively, "the variable net asset value funds"), the AmSouth U.S. Treasury Money Market Fund ("U.S. Treasury"), formerly the AmSouth U.S. Treasury Fund, the AmSouth Prime Money Market Fund ("Prime Money Market"), formerly the AmSouth Prime Obligations Fund, the AmSouth Institutional Prime Obligations Fund ("Institutional Prime Obligations"), and the AmSouth Tax-Exempt Money Market Fund ("Tax-Exempt"), formerly the AmSouth Tax-Exempt Fund (collectively, "the money market funds") (collectively, "the Funds" and individually "a Fund").

 The investment objectives of the Funds are as follows:

 Equity Income Fund - seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock.

 Value Fund - seeks capital growth by investing primarily in diversified portfolio of common stocks and securities convertible into common stock, such as convertible bonds and convertible preferred stock.

 Enhanced Market Fund - seeks long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock.

 Growth Fund - seeks long-term capital appreciation by investing in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

 Select Equity Fund - seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.
                                   Continued

AMSOUTH FUNDS

                               January 31, 2000
                                  (Unaudited)

 Regional Equity Fund - seeks growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock.

 Small Cap Fund - seeks capital appreciation by investing in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.

 Balanced Fund - seeks to obtain long-term capital growth and to produce a reasonable amount of current income through a moderately aggressive investment strategy.

 Limited Term Bond Fund - seeks current income, consistent with the preservation of capital.

 Government Income Fund - seeks current income consistent with the preservation of capital.

 Bond Fund - seeks current income consistent with the preservation of capital.

 Municipal Bond Fund - seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital.

 Florida Tax-Exempt Fund - seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangible taxes as is consistent with the preservation of capital.

 U.S. Treasury Money Market Fund - seeks current income with liquidity and stability of principal.

 Prime Money Market Fund - seeks current income with liquidity and stability of principal.

 Tax-Exempt Money Market Fund - seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

 Institutional Prime Obligations Fund - seeks current income with liquidity and stability of principal.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.
                                   Continued

AMSOUTH FUNDS

                               January 31, 2000
                                  (Unaudited)

  Securities Valuation:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued on the basis of valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  Financial Futures Contracts:

  The Enhanced Market Fund and the Select Equity Fund may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securties that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Bank ("AmSouth"), deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such
                                   Continued

AMSOUTH FUNDS

                               January 31, 2000
                                  (Unaudited)
  securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  Federal Income Taxes:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

  Unamortized Organizational Costs:

  Costs incurred by the Small Cap Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of the Fund.
                                   Continued

AMSOUTH FUNDS

                               January 31, 2000
                                  (Unaudited)

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the six months period ended January 31, 2000 were as follows (amounts in thousands):

                                                              Purchases  Sales
                                                              --------- -------
   Equity Income Fund........................................  $39,533  $26,009
   Value Fund................................................   85,218  263,916
   Enhanced Market Fund......................................   36,353    8,978
   Growth Fund...............................................   22,188   15,426
   Select Equity Fund........................................    2,236   10,888
   Regional Equity Fund......................................   10,456   43,045
   Small Cap Fund............................................   39,692   31,245
   Balanced Fund.............................................   40,699   93,239
   Limited Term Bond Fund....................................   20,635   29,777
   Government Income Fund....................................    1,283    1,583
   Bond Fund.................................................   67,354   57,066
   Municipal Bond Fund.......................................   35,927    6,360
   Florida Tax-Exempt Fund...................................    3,310    7,834

4. Capital Share Transactions:

 The Trust has issued three classes of Fund shares in each of the Equity Income Fund, the Value Fund, the Enhanced Market Fund, the Growth Fund, the Select Equity Fund, the Regional Equity Fund, the Small Cap Fund, the Balanced Fund, the Limited Term Bond Fund, the Bond Fund, the Municipal Bond Fund, the Florida Tax-Exempt Fund, and the Prime Money Market Fund: Class A Shares (formerly Classic Shares), Trust Shares (formerly Premier Shares), and Class B Shares. The Trust has issued two classes of Fund shares in each of the Government Income Fund, the U.S. Treasury Fund, and the Tax-Exempt Fund:
 Class A Shares and Trust Shares. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Fund: Class I, Class II and Class III. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

 Transactions in capital shares for the Funds for the six month period ended January 31, 2000 and the year ended July 31, 1999, respectively, were as follows (amounts in thousands):
                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)

                          Equity Income Fund      Value Fund (a)      Enhanced Market Fund       Growth Fund (b)
                         --------------------  ---------------------  --------------------     --------------------
                         Six Months    Year    Six Months    Year     Six Months   Period      Six Months    Year
                            Ended     Ended       Ended      Ended       Ended     Ended          Ended     Ended
                         January 31, July 31,  January 31, July 31,   January 31, July 31,     January 31, July 31,
                            2000       1999       2000       1999        2000     1999 (c)        2000       1999
                         ----------- --------  ----------- ---------  ----------- --------     ----------- --------
CAPITAL TRANSACTIONS:
Class A Shares (d):
 Proceeds from shares
  issued................   $ 2,626   $  1,858   $   5,244  $  57,426    $ 9,704   $19,464        $ 2,660   $ 7,168
 Dividends reinvested...     1,194        790       8,603      6,662        600       103            431        65
 Cost of shares
  redeemed..............    (2,285)   (10,017)    (14,854)   (68,598)    (2,864)   (8,488)        (3,160)   (4,647)
                           -------   --------   ---------  ---------    -------   -------        -------   -------
 Change in net assets
  from Class A Share
  transactions..........   $ 1,535   $ (7,369)  $  (1,007) $  (4,510)   $ 7,440   $11,079        $   (69)  $ 2,586
                           =======   ========   =========  =========    =======   =======        =======   =======
Trust Shares (e):
 Proceeds from shares
  issued................   $15,212   $  6,156   $  65,368  $ 136,777    $16,948   $14,504 (f)    $14,297   $16,038
 Dividends reinvested...       324        135      25,182     17,681        437        32 (f)        348         4
 Cost of shares
  redeemed..............    (2,360)    (4,389)   (168,186)  (173,589)    (3,748)     (749)(f)     (7,572)   (2,206)
                           -------   --------   ---------  ---------    -------   -------        -------   -------
 Change in net assets
  from Trust Share
  transactions..........   $13,176   $  1,902   $ (77,636) $ (19,131)   $13,637   $13,787        $ 7,073   $13,836
                           =======   ========   =========  =========    =======   =======        =======   =======
Class B Shares:
 Proceeds from shares
  issued................   $ 2,151   $  1,204   $     970  $   4,945    $ 7,285   $ 6,257 (g)    $ 1,401   $ 3,933
 Dividends reinvested...       480        230       1,554        944        298         5 (g)        299        31
 Cost of shares
  redeemed..............      (904)    (1,990)     (2,108)    (1,866)      (704)     (343)(g)       (876)     (839)
                           -------   --------   ---------  ---------    -------   -------        -------   -------
 Change in net assets
  from Class B Share
  transactions..........   $ 1,727   $   (556)  $     416  $   4,023    $ 6,879   $ 5,919        $   824   $ 3,125
                           =======   ========   =========  =========    =======   =======        =======   =======
SHARE TRANSACTIONS:
Class A Shares (d):
 Issued.................       188        153         219      2,355        686     1,655            180       538
 Reinvested.............        90         67         425        296         42         8             29         5
 Redeemed...............      (172)      (821)       (667)    (2,824)      (203)     (627)          (219)     (380)
                           -------   --------   ---------  ---------    -------   -------        -------   -------
 Change in Class A
  Shares................       106       (601)        (23)      (173)       525     1,036            (10)      163
                           =======   ========   =========  =========    =======   =======        =======   =======
Trust Shares (e):
 Issued.................     1,100        501       3,002      5,779      1,189     1,081 (f)        958     1,196
 Reinvested.............        24         11       1,243        787         21         2 (f)         23        --
 Redeemed...............      (170)      (360)     (7,645)    (7,105)      (257)      (53)(f)       (506)     (159)
                           -------   --------   ---------  ---------    -------   -------        -------   -------
 Change in Trust Shares.       954        152      (3,400)      (539)       953     1,030            475     1,037
                           =======   ========   =========  =========    =======   =======        =======   =======
Class B Shares:
 Issued.................       155        101          42        205        513       468 (g)         97       299
 Reinvested.............        36         20          77         42         21        -- (g)         21         3
 Redeemed...............       (67)      (166)        (94)       (77)       (49)      (25)(g)        (61)      (64)
                           -------   --------   ---------  ---------    -------   -------        -------   -------
 Change in Class B
  Shares................       124        (45)         25        170        485       443             57       238
                           =======   ========   =========  =========    =======   =======        =======   =======

--------
(a) Formerly the Equity Fund.
(b) Formerly the Capital Growth Fund.
(c) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(d) Formerly Classic Shares.
(e) Formerly Premier Shares.
(f) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(g) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)

                          Select Equity Fund      Regional Equity Fund     Small Cap Fund        Balanced Fund
                         --------------------     --------------------  --------------------  --------------------
                         Six Months   Period      Six Months    Year    Six Months    Year    Six Months    Year
                            Ended     Ended          Ended     Ended       Ended     Ended       Ended     Ended
                         January 31, July 31,     January 31, July 31,  January 31, July 31,  January 31, July 31,
                            2000     1999 (a)        2000       1999       2000       1999       2000       1999
                         ----------- --------     ----------- --------  ----------- --------  ----------- --------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................   $   327   $14,740       $     97   $    795    $   240   $   657    $    864   $  3,921
 Dividends reinvested...       453        67          3,260      2,115         --        --       4,786      4,523
 Cost of shares
  redeemed..............    (5,426)   (6,553)        (7,765)   (18,502)      (250)     (835)    (10,111)   (11,411)
                           -------   -------       --------   --------    -------   -------    --------   --------
 Change in net assets
  from Class A Share
  transactions..........   $(4,646)  $ 8,254       $ (4,408)  $(15,592)   $   (10)  $  (178)   $ (4,461)  $ (2,967)
                           =======   =======       ========   ========    =======   =======    ========   ========
Trust Shares (c):
 Proceeds from shares
  issued................   $   901   $11,128 (d)   $  8,879   $  9,008    $13,257   $17,146    $ 37,081   $ 57,092
 Dividends reinvested...       496        25 (d)      2,900      1,509         --        --      18,712     18,818
 Cost of shares
  redeemed..............    (3,859)     (708)(d)    (26,986)   (30,812)    (2,816)   (1,058)    (78,513)   (82,279)
                           -------   -------       --------   --------    -------   -------    --------   --------
 Change in net assets
  from Trust Share
  transactions..........   $(2,462)  $10,445       $(15,207)  $(20,295)   $10,441   $16,088    $(22,720)  $ (6,369)
                           =======   =======       ========   ========    =======   =======    ========   ========
Class B Shares:
 Proceeds from shares
  issued................   $    91   $ 2,006 (e)   $     11   $    178    $    26   $   474    $  1,516   $  5,756
 Dividends reinvested...       111         2 (e)        147        110         --        --       1,309        680
 Cost of shares
  redeemed..............      (751)      (63)(e)       (397)      (998)      (216)     (333)     (2,029)    (1,533)
                           -------   -------       --------   --------    -------   -------    --------   --------
 Change in net assets
  from Class B Share
  transactions..........   $  (549)  $ 1,945       $   (239)  $   (710)   $  (190)  $   141    $    796   $  4,903
                           =======   =======       ========   ========    =======   =======    ========   ========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................        32     1,391              5         33         25        81          62        261
 Reinvested.............        47         6            254         90         --        --         379        314
 Redeemed...............      (515)     (534)          (416)      (781)       (28)     (103)       (729)      (763)
                           -------   -------       --------   --------    -------   -------    --------   --------
 Change in Class A
  Shares................      (436)      863           (157)      (658)        (3)      (22)       (288)      (188)
                           =======   =======       ========   ========    =======   =======    ========   ========
Trust Shares (c):
 Issued.................        80       933 (d)        637        379      1,311     2,159       2,802      3,865
 Reinvested.............        52         2 (d)        225         64         --        --       1,479      1,305
 Redeemed...............      (372)      (58)(d)     (1,579)    (1,301)      (299)     (132)     (5,911)    (5,514)
                           -------   -------       --------   --------    -------   -------    --------   --------
 Change in Trust Shares.      (240)      877           (717)      (858)     1,012     2,027      (1,630)      (344)
                           =======   =======       ========   ========    =======   =======    ========   ========
Class B Shares:
 Issued.................         8       168 (e)          1          7          3        60         109        385
 Reinvested.............        12        --             12          5         --        --         104         47
 Redeemed...............       (74)       (5)(e)        (23)       (43)       (25)      (44)       (150)      (102)
                           -------   -------       --------   --------    -------   -------    --------   --------
 Change in Class B
  Shares................       (54)      163            (10)       (31)       (22)       16          63        330
                           =======   =======       ========   ========    =======   =======    ========   ========

--------
(a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(e) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)

                             Limited Term              Government
                            Bond Fund (a)             Income Fund            Bond Fund
                         --------------------     --------------------  --------------------
                         Six Months    Year       Six Months    Year    Six Months    Year
                            Ended     Ended          Ended     Ended       Ended     Ended
                         January 31, July 31,     January 31, July 31,  January 31, July 31,
                            2000       1999          2000       1999       2000       1999
                         ----------- --------     ----------- --------  ----------- --------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares
  issued................  $    352   $  2,211       $    33   $ 1,349    $    806   $  3,224
 Dividends reinvested...        77        159            78       240         165        406
 Cost of shares
  redeemed..............      (891)    (3,166)       (1,565)   (4,187)       (930)    (3,293)
                          --------   --------       -------   -------    --------   --------
 Change in net assets
  from Class A Share
  transactions..........  $   (462)  $   (796)      $(1,454)  $(2,598)   $     41   $    337
                          ========   ========       =======   =======    ========   ========
Trust Shares (c):
 Proceeds from shares
  issued................  $  4,782   $ 27,407       $   985   $ 1,287    $ 45,829   $116,935
 Dividends reinvested...       295        534            35        --       2,259      5,091
 Cost of shares
  redeemed..............   (15,541)   (23,812)          (74)     (580)    (38,911)   (55,310)
                          --------   --------       -------   -------    --------   --------
 Change in net assets
  from Trust Share
  transactions..........  $(10,464)  $  4,129       $   946   $   707    $  9,177   $ 66,716
                          ========   ========       =======   =======    ========   ========
Class B Shares:
 Proceeds from shares
  issued................  $    922   $  1,706 (d)   $    --   $    --    $    677   $  2,727
 Dividends reinvested...        48         16 (d)        --        --          39         64
 Cost of shares
  redeemed..............      (510)      (102)(d)        --        --        (755)      (587)
                          --------   --------       -------   -------    --------   --------
 Change in net assets
  from Class B Share
  transactions..........  $    460   $  1,620       $    --   $    --    $    (39)  $  2,204
                          ========   ========       =======   =======    ========   ========
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued.................        34        211             3       135          76        289
 Reinvested.............         8         15             9        24          16         36
 Redeemed...............       (88)      (300)         (163)     (423)        (89)      (296)
                          --------   --------       -------   -------    --------   --------
 Change in Class A
  Shares................       (46)       (74)         (151)     (264)          3         29
                          ========   ========       =======   =======    ========   ========
Trust Shares (c):
 Issued.................       470      2,612           103       131       4,388     10,625
 Reinvested.............        28         51             3        --         216        458
 Redeemed...............    (1,527)    (2,269)           (8)      (58)     (3,714)    (4,972)
                          --------   --------       -------   -------    --------   --------
 Change in Trust Shares.    (1,029)       394            98        73         890      6,111
                          ========   ========       =======   =======    ========   ========
Class B Shares:
 Issued.................        90        164 (d)        --        --          65        245
 Reinvested.............         4          2 (d)        --        --           4          6
 Redeemed...............       (50)       (10)(d)        --        --         (72)       (53)
                          --------   --------       -------   -------    --------   --------
 Change in Class B
  Shares................        44        156            --        --          (3)       198
                          ========   ========       =======   =======    ========   ========

--------
(a) Formerly the Limted Maturity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)

                                                          Florida Tax-Exempt
                                Municipal Bond Fund              (a)
                                --------------------     --------------------
                                Six Months    Year       Six Months    Year
                                   Ended     Ended          Ended     Ended
                                January 31, July 31,     January 31, July 31,
                                   2000       1999          2000       1999
                                ----------- --------     ----------- --------
CAPITAL TRANSACTIONS:
Class A Shares (b):
 Proceeds from shares issued...   $   963   $ 1,032        $    30   $ 6,120
 Dividends reinvested..........        56        76            144       425
 Cost of shares redeemed.......    (1,189)   (1,049)        (6,195)   (2,685)
                                  -------   -------        -------   -------
 Change in net assets from
  Class A Share transactions...   $  (170)  $    59        $(6,021)  $ 3,860
                                  =======   =======        =======   =======
Trust Shares (c):
 Proceeds from shares issued...   $71,083   $51,374        $ 8,548   $19,040
 Dividends reinvested..........       196       189              7        32
 Cost of shares redeemed.......   (25,432)  (48,186)        (6,103)   (9,350)
                                  -------   -------        -------   -------
 Change in net assets from
  Trust Share transactions.....   $45,847   $ 3,377        $ 2,452   $ 9,722
                                  =======   =======        =======   =======
Class B Shares:
 Proceeds from shares issued...   $   231   $    27 (d)    $   220   $   577 (e)
 Dividends reinvested..........         2        --              3         1 (e)
 Cost of shares redeemed.......        --       (11)(d)         --        --
                                  -------   -------        -------   -------
 Change in net assets from
  Class B Share transactions...   $   233   $    16        $   223   $   578
                                  =======   =======        =======   =======
SHARE TRANSACTIONS:
Class A Shares (b):
 Issued........................        99       102              3       580
 Reinvested....................         6         8             14        40
 Redeemed......................      (124)     (103)          (614)     (255)
                                  -------   -------        -------   -------
 Change in Class A Shares......       (19)        7           (597)      365
                                  =======   =======        =======   =======
Trust Shares (c):
 Issued........................     7,398     5,066            852     1,811
 Reinvested....................        20        19              1         3
 Redeemed......................    (2,629)   (4,732)          (611)     (891)
                                  -------   -------        -------   -------
 Change in Trust Shares........     4,789       353            242       923
                                  =======   =======        =======   =======
Class B Shares:
 Issued........................        24         3 (d)         22        56 (e)
 Reinvested....................        --        --             --        -- (e)
 Redeemed......................        --        (1)(d)         --        --
                                  -------   -------        -------   -------
 Change in Class B Shares......        24         2             22        56
                                  =======   =======        =======   =======

--------
(a) Formerly the Florida Tax-Free Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
(e) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)

                                    U.S. Treasury            Prime Money
                                Money Market Fund (a)      Market Fund (b)
                                ---------------------  -----------------------
                                Six Months    Year     Six Months     Year
                                   Ended      Ended       Ended       Ended
                                January 31, July 31,   January 31,  July 31,
                                   2000       1999        2000        1999
                                ----------- ---------  ----------- -----------
CAPITAL TRANSACTIONS:
Class A Shares (c):
 Proceeds from shares issued...  $   9,997  $  13,408   $ 133,856  $   282,648
 Dividends reinvested..........        105        270       3,479        5,884
 Cost of shares redeemed.......     (9,044)   (17,357)   (131,970)    (269,414)
                                 ---------  ---------   ---------  -----------
 Change in net assets from
  Class A Share transactions...  $   1,058  $  (3,679)  $   5,365  $    19,118
                                 =========  =========   =========  ===========
Trust Shares (d):
 Proceeds from shares issued...  $ 355,985  $ 753,782   $ 719,829  $ 1,556,708
 Dividends reinvested..........        138        639         957        1,817
 Cost of shares redeemed.......   (382,255)  (785,630)   (725,687)  (1,501,602)
                                 ---------  ---------   ---------  -----------
 Change in net assets from
  Trust Share transactions.....  $ (26,132) $ (31,209)  $  (4,901) $    56,923
                                 =========  =========   =========  ===========
Class B Shares:
 Proceeds from shares issued...  $      --  $      --   $     763  $       463
 Dividends reinvested..........         --         --           8            4
 Cost of shares redeemed.......         --         --        (311)        (244)
                                 ---------  ---------   ---------  -----------
 Change in net assets from
  Class B Share transactions...  $      --  $      --   $     460  $       223
                                 =========  =========   =========  ===========
SHARE TRANSACTIONS:
Class A Shares (c):
 Issued........................      9,997     13,408     133,856      282,648
 Reinvested....................        105        270       3,479        5,884
 Redeemed......................     (9,044)   (17,357)   (131,970)    (269,414)
                                 ---------  ---------   ---------  -----------
 Change in Class A Shares......      1,058     (3,679)      5,365       19,118
                                 =========  =========   =========  ===========
Trust Shares (d):
 Issued........................    355,985    753,782     719,829    1,556,708
 Reinvested....................        138        639         957        1,817
 Redeemed......................   (382,255)  (785,630)   (725,687)  (1,501,602)
                                 ---------  ---------   ---------  -----------
 Change in Trust Shares........    (26,132)   (31,209)     (4,901)      56,923
                                 =========  =========   =========  ===========
Class B Shares:
 Issued........................         --         --         763          463
 Reinvested....................         --         --           8            4
 Redeemed......................         --         --        (311)        (244)
                                 ---------  ---------   ---------  -----------
 Change in Class B Shares......         --         --         460          223
                                 =========  =========   =========  ===========

--------
(a) Formerly the U.S. Treasury Fund.
(b) Formerly the Prime Obligations Fund.
(c) Formerly Classic Shares.
(d) Formerly Premier Shares.
                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)

                                Institutional Prime        Tax-Exempt Money
                                 Obligations Fund           Market Fund (a)
                               ---------------------     ---------------------
                               Six Months   Period       Six Months    Year
                                  Ended      Ended          Ended      Ended
                               January 31, July 31,      January 31, July 31,
                                  2000     1999 (b)         2000       1999
                               ----------- ---------     ----------- ---------
CAPITAL TRANSACTIONS:
Class A Shares (c)(d):
 Proceeds from shares issued..  $ 190,713  $ 387,727      $ 24,144   $  55,604
 Dividends reinvested.........         --         --           337         686
 Cost of shares redeemed......   (141,697)  (318,269)      (15,858)    (62,103)
                                ---------  ---------      --------   ---------
 Change in net assets from
  Class A Share transactions..  $  49,016  $  69,458      $  8,623   $  (5,813)
                                =========  =========      ========   =========
Trust Shares (e)(f):
 Proceeds from shares issued..  $ 143,500  $  56,608 (h)  $ 81,021   $ 181,011
 Dividends reinvested.........         --         --            --           5
 Cost of shares redeemed......   (113,548)   (30,608)(h)   (91,124)   (169,221)
                                ---------  ---------      --------   ---------
 Change in net assets from
  Trust Share transactions....  $  29,952  $  26,000      $(10,103)  $  11,795
                                =========  =========      ========   =========
Class B Shares (g):
 Proceeds from shares issued..  $  76,298  $  24,183 (i)  $     --   $      --
 Dividends reinvested.........         --         --            --          --
 Cost of shares redeemed......    (49,050)   (10,608)(i)        --          --
                                ---------  ---------      --------   ---------
 Change in net assets from
  Class B Share transactions..  $  27,248  $  13,575      $     --   $      --
                                =========  =========      ========   =========
SHARE TRANSACTIONS:
Class A Shares (c)(d):
 Issued.......................    190,713    387,727        24,144      55,604
 Reinvested...................         --         --           337         686
 Redeemed.....................   (141,697)  (318,269)      (15,858)    (62,103)
                                ---------  ---------      --------   ---------
 Change in Class A Shares.....     49,016     69,458         8,623      (5,813)
                                =========  =========      ========   =========
Trust Shares (e)(f):
 Issued.......................    143,500     56,608 (h)    81,021     181,011
 Reinvested...................         --         --            --           5
 Redeemed.....................   (113,548)   (30,608)(h)   (91,124)   (169,221)
                                ---------  ---------      --------   ---------
 Change in Trust Shares.......     29,952     26,000       (10,103)     11,795
                                =========  =========      ========   =========
Class B Shares (g):
 Issued.......................     76,298     24,183 (i)        --          --
 Reinvested...................         --         --            --          --
 Redeemed.....................    (49,050)   (10,608)(i)        --          --
                                ---------  ---------      --------   ---------
 Change in Class B Shares.....     27,248     13,575            --          --
                                =========  =========      ========   =========

--------
(a) Formerly the Tax-Exempt Fund.
(b) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.
(c) Class I shares for the Institutional Prime Obligations Fund.
(d) Formerly Classic Shares.
(e) Class II shares for the Institutional Prime Obligations Fund.
(f) Formerly Premier Shares.
(g) Class III shares for the Institutional Prime Obligations Fund.
(h) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(i) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
                                   Continued

AMSOUTH FUNDS

                               January 31, 2000
                                  (Unaudited)

5.Related Party Transactions:

 Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds. AmSouth also serves as Custodian for the Trust. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

 ASO Services Company ("Administrator"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as administrator. Under the terms of the administration agreement, The Administrator receives a fee based on the average daily net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets.

 Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended January 31, 2000, BISYS received $763,986 from commissions earned on sales of shares of the Funds' variable net asset value funds of which the $763,900 was reallowed to AmSouth Investment Services, a related investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

 BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each funds average daily net assets, plus out of pocket charges. BISYS Ohio, serves the Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, BISYS Ohio, receives a fee based on a percentage of average daily net assets, plus out of pocket charges.

 Class A Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the average daily net assets of the Class A Shares and Class II of each of the Funds.
                                   Continued

AMSOUTH FUNDS

                               January 31, 2000
                                  (Unaudited)

 Class B Shares, Class II Shares and Class III Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class II Shares and Class III Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class II Shares and Class III Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six month period ended January 31, 2000 (amounts in thousands):

                           Investment Advisory Fees
                          ---------------------------
                           Annual Fee as              Administration  Shareholder        Fund        Transfer
                          a Percentage of    Fees          Fees      Servicing Fees Accounting Fees Agent Fees
                           Average Daily  Voluntarily  Voluntarily    Voluntarily     Voluntarily   Voluntarily
                            Net Assets      Reduced      Reduced        Reduced         Reduced       Reduced
                          --------------- ----------- -------------- -------------- --------------- -----------
Equity Income Fund......       0.80%         $ --          $ --           $ --            $18           $15
Value Fund (a)..........       0.80%           --            --             --              5             8
Enhanced Market Fund....       0.45%           --            33             --             18            15
Growth Fund (b).........       0.80%           --            28             --             24            15
Select Equity Fund......       0.80%           --            14             --             22            15
Regional Equity Fund....       0.80%           --            --             --             11            15
Small Cap Fund..........       1.20%           --            18             --             25            15
Balanced Fund...........       0.80%           --            --             --              5             8
Limited Term Bond
 Fund (c)...............       0.65%           82            44              2              5             8
Government Income Fund..       0.65%           14             4              3             19            10
Bond Fund...............       0.65%          292           156              5              5             8
Municipal Bond Fund.....       0.65%          416           133              2              5             8
Florida Tax-Exempt
 Fund (d)...............       0.65%          115            36              5             14            15
U.S. Treasury Money
 Market Fund (e)........       0.40%           --            --              4              3             5
Prime Money Market
 Fund (f)...............       0.40%           --            --            114              5             8
Institutional Prime Obl.
 Fund...................       0.20%          113            61             --              8             8
Tax-Exempt Money Market
 Fund (g)...............       0.40%           95            --             19              8             5

--------
(a)  Formerly the Equity Fund.
(b)  Formerly the Capital Growth Fund.
(c)  Formerly the Limited Maturity Fund.
(d)  Formerly the Florida Tax-Free Fund.
(e)  Formerly the U.S. Treasury Fund.
(f)  Formerly the Prime Obligations Fund.
(g)  Formerly the Tax-Exempt Fund.

                                   Continued

AMSOUTH FUNDS

                                January 31, 2000
                                  (Unaudited)
5. Subsequent Event:

 As approved at the February 22, 2000 Special Meeting of Shareholders and effective March 13, 2000, the Regional Equity Fund transferred all of its assets and liabilities to the Value Fund in exchange for shares of the Value Fund. Thus, on March 13, 2000, the Regional Equity Fund ceased operations.

 In conjunction with the merger of the ISG Funds into the AmSouth Funds on March 13, 2000, the Trust commenced offering thirteen new funds. Each Fund listed below was a former ISG Fund:

      AmSouth Large Cap Fund
      AmSouth Mid Cap Fund
      AmSouth Capital Growth Fund
      AmSouth International Fund
      AmSouth Strategic Portfolios: Aggressive Growth Portfolio
      AmSouth Strategic Portfolios: Growth Portfolio
      AmSouth Strategic Portfolios: Growth & Income Portfolio
      AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio AmSouth Strategic Portfolios: Current Income Portfolio
      AmSouth Limited Term U.S. Government Fund
      AmSouth Tennessee Tax-Exempt Fund
      AmSouth Limited Term Tennessee Tax-Exempt Fund
      AmSouth Treasury Reserve Money Market Fund

 Each Fund offers Class A Shares, Class B Shares and Trust Shares (except for the AmSouth Limited Term Tennessee Tax-Exempt Fund, which does not offer Trust Shares and the AmSouth Treasury Reserve Money Market Fund, which does not offer Class B Shares).

 In addition, to the new Funds above, the following ISG Funds merged into the following existing AmSouth Funds on March 13, 2000:

      ISG Equity Income Fund               AmSouth Equity Income Fund
      ISG Small-Cap Opportunity Fund       AmSouth Small Cap Fund
      ISG Limited Term Income Fund         AmSouth Limited Term Bond Fund
      ISG Income Fund                      AmSouth Bond Fund
      ISG Government Income Fund           AmSouth Government Income Fund
      ISG Municipal Income Fund            AmSouth Municipal Bond Fund
      ISG Prime Money Market Fund          AmSouth Prime Money Market Fund
      ISG Tax-Exempt Money Market Fund     AmSouth Tax-Exempt Money Market
                                           Fund

AMSOUTH FUNDS

                              Financial Highlights

                                              Equity Income Fund
                          -------------------------------------------------------------------
                                   Six Months Ended                       Year Ended
                                      January 31,                          July 31,
                                         2000                                1999
                          ---------------------------------------   -------------------------
                          Class A (a)    Trust (b)      Class B     Classic  Premier  Class B
                          -----------   -----------   -----------   -------  -------  -------
                          (Unaudited)   (Unaudited)   (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 13.10       $ 13.10       $ 13.05     $ 11.89  $ 11.89  $11.86
                            -------       -------       -------     -------  -------  ------
Investment Activities
 Net investment income
  (loss)................       0.08          0.10          0.03        0.17     0.19    0.07
 Net realized and
  unrealized gains
  (losses) from
  investments...........       2.16          2.17          2.15        1.46     1.47    1.47
                            -------       -------       -------     -------  -------  ------
 Total from Investment
  Activities............       2.24          2.27          2.18        1.63     1.66    1.54
                            -------       -------       -------     -------  -------  ------
Distributions
 Net investment income..      (0.07)        (0.09)        (0.03)      (0.16)   (0.19)  (0.09)
 Net realized gains from
  investment
  transactions..........      (0.81)        (0.81)        (0.81)      (0.26)   (0.26)  (0.26)
                            -------       -------       -------     -------  -------  ------
 Total Distributions....      (0.88)        (0.90)        (0.84)      (0.42)   (0.45)  (0.35)
                            -------       -------       -------     -------  -------  ------
Net Asset Value, End of
 Period.................    $ 14.46       $ 14.47       $ 14.39     $ 13.10  $ 13.10  $13.05
                            =======       =======       =======     =======  =======  ======
Total Return (excludes
 sales charge)..........      17.66%(c)     17.89%(c)     17.19%(c)   14.17%   14.43%  13.34%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $25,279       $25,847       $10,517     $21,526  $10,908  $7,919
 Ratio of expenses to
  average net assets....       1.39%(d)      1.15%(d)      2.14%(d)    1.41%    1.16%   2.16%
 Ratio of net investment
  income to average net
  assets................       1.19%(d)      1.43%(d)      0.44%(d)    1.37%    1.59%   0.61%
 Ratio of expenses to
  average net assets*...       1.54%(d)      1.29%(d)      2.29%(d)    1.58%    1.33%   2.33%
Portfolio turnover (e)..      57.25%        57.25%        57.25%     133.74%  133.74% 133.74%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                             Equity Income
                           ------------------------------------------------------
                                       Year Ended                  March 20, 1997
                                        July 31,                    to July 31,
                                          1998                        1997 (g)
                           -------------------------------------   --------------
                           Classic (a) Premier (a)   Class B (b)
                           ----------- -----------   -----------
Net Asset Value,
 Beginning of Period.....    $ 11.72     $11.35        $11.60         $ 10.00
                             -------     ------        ------         -------
Investment Activities
 Net investment income
  (loss).................       0.24       0.25          0.15            0.07
 Net realized and
  unrealized gains
  (losses) from
  investments............       0.59       0.95          0.68            1.71
                             -------     ------        ------         -------
 Total from Investment
  Activities.............       0.83       1.20          0.83            1.78
                             -------     ------        ------         -------
Distributions
 Net investment income...      (0.25)     (0.25)        (0.16)          (0.06)
 Net realized gains from
  investment
  transactions...........      (0.41)     (0.41)        (0.41)            --
                             -------     ------        ------         -------
 Total Distributions.....      (0.66)     (0.66)        (0.57)          (0.06)
                             -------     ------        ------         -------
Net Asset Value, End of
 Period..................    $ 11.89     $11.89        $11.86         $ 11.72
                             =======     ======        ======         =======
Total Return (excludes
 sales charge)...........       7.29%      7.54%(c)      7.26%(d)       17.81%(d)
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)...........    $26,686     $8,087        $7,733         $22,273
 Ratio of expenses to
  average net assets.....       1.42%      1.19%(e)      2.19%(e)        1.30%(e)
 Ratio of net investment
  income to average net
  assets.................       2.03%      2.34%(e)      1.29%(e)        2.13%(e)
 Ratio of expenses to
  average net assets*....       1.57%      1.35%(e)      2.35%(e)        1.51%(e)
Portfolio turnover (f)...      83.26%     83.26%        83.26%          27.38%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                 Value Fund (a)
                          ------------------------------------------------------------------------
                                   Six Months Ended                            Year Ended
                                      January 31,                               July 31,
                                         2000                                     1999
                          ------------------------------------------    --------------------------
                          Class A (b)     Trust (c)        Class B      Classic  Premier   Class B
                          -----------    -----------     -----------    -------  --------  -------
                          (Unaudited)    (Unaudited)     (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 25.25       $  25.27         $ 25.14      $ 24.60  $  24.57  $ 24.55
                            -------       --------         -------      -------  --------  -------
Investment Activities
 Net investment income
  (loss)................       0.12           0.15            0.03         0.20      0.26     0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (2.22)         (2.25)          (2.20)        3.11      3.16     3.10
                            -------       --------         -------      -------  --------  -------
 Total from Investment
  Activities............      (2.10)         (2.10)          (2.17)        3.31      3.42     3.12
                            -------       --------         -------      -------  --------  -------
Distributions
 Net investment income..      (0.12)         (0.15)          (0.05)       (0.19)    (0.25)   (0.06)
 Net realized gains from
  investment
  transactions..........      (3.50)         (3.50)          (3.50)       (2.47)    (2.47)   (2.47)
                            -------       --------         -------      -------  --------  -------
 Total Distributions....      (3.62)         (3.65)          (3.55)       (2.66)    (2.72)   (2.53)
                            -------       --------         -------      -------  --------  -------
Net Asset Value, End of
 Period.................    $ 19.53       $  19.52         $ 19.42      $ 25.25  $  25.27  $ 25.14
                            =======       ========         =======      =======  ========  =======
Total Return (excludes
 sales charge)..........      (8.75)%(d)     (8.75)%(d)      (9.09)%(d)   14.92%    15.43%   14.03%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $54,264       $675,770         $10,056      $70,740  $960,660  $12,394
 Ratio of expenses to
  average net assets....       1.35%(e)       1.10%(e)        2.09%(e)     1.33%     1.08%    2.08%
 Ratio of net investment
  income to average net
  assets................       1.03%(e)       1.29%(e)        0.28%(e)     0.82%     1.07%    0.05%
 Ratio of expenses to
  average net assets*...       1.35%(e)       1.10%(e)        2.10%(e)     1.34%     1.09%    2.09%
Portfolio turnover (f)..       9.50%          9.50%           9.50%       17.65%    17.65%   17.65%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Equity Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                                      Value Fund
                          --------------------------------------------------------------------------
                                      Year Ended
                                       July 31,                            Year Ended
                                         1998                               July 31,
                          --------------------------------------   ----------------------------
                          Classic (a) Premier (a)    Class B (b)     1997      1996      1995
                          ----------- -----------    -----------   --------  --------  --------
Net Asset Value,
 Beginning of Period....    $ 23.35    $  22.51        $23.15      $  17.62  $  16.75  $  14.82
                            -------    --------        ------      --------  --------  --------
Investment Activities
 Net investment income
  (loss)................       0.21        0.28          0.09          0.30      0.33      0.33
 Net realized and
  unrealized gains
  (losses) from
  investments...........       2.54        3.31          2.68          6.77      1.48      2.39
                            -------    --------        ------      --------  --------  --------
 Total from Investment
  Activities............       2.75        3.59          2.77          7.07      1.81      2.72
                            -------    --------        ------      --------  --------  --------
Distributions
 Net investment income..      (0.25)      (0.28)        (0.12)        (0.30)    (0.33)    (0.32)
 Net realized gains from
  investment
  transactions..........      (1.25)      (1.25)        (1.25)        (1.04)    (0.61)    (0.47)
                            -------    --------        ------      --------  --------  --------
 Total Distributions....      (1.50)      (1.53)        (1.37)        (1.34)    (0.94)    (0.79)
                            -------    --------        ------      --------  --------  --------
Net Asset Value, End of
 Period.................    $ 24.60    $  24.57        $24.55      $  23.35  $  17.62  $  16.75
                            =======    ========        ======      ========  ========  ========
Total Return (excludes
 sales charge)..........      12.34%      12.46%(c)     12.49%(d)     42.35%    11.09%    19.27%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $73,165    $947,575        $7,929      $974,985  $374,622  $275,757
 Ratio of expenses to
  average net assets....       1.19%       1.09%(e)      2.11%(e)      1.06%     1.02%     1.03%
 Ratio of net investment
  income to average net
  assets................       0.89%       1.26%(e)      0.26%(e)      1.52%     1.86%     2.17%
 Ratio of expenses to
  average net assets*...       1.19%       1.10%(e)      2.11%(e)      1.10%     1.11%     1.11%
Portfolio turnover (f)..      16.95%      16.95%        16.95%        24.47%    19.11%    19.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                    Enhanced Market
                          --------------------------------------------------------------------------------
                                   Six Months Ended                         September 1, 1998
                                      January 31,                              to July 31,
                                         2000                                   1999 (a)
                          ---------------------------------------    -------------------------------------
                          Class A (d)    Trust (e)      Class B      Classic     Premier (b)   Class B (c)
                          -----------   -----------   -----------    -------     -----------   -----------
                          (Unaudited)   (Unaudited)   (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 13.86       $ 13.86       $ 13.82      $ 10.00       $ 12.18       $10.30
                            -------       -------       -------      -------       -------       ------
Investment Activities
 Net investment income
  (loss)................       0.04          0.05            --         0.09          0.07         0.03
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.80          0.81          0.78         3.89          1.71         3.55
                            -------       -------       -------      -------       -------       ------
 Total from Investment
  Activities............       0.84          0.86          0.78         3.98          1.78         3.58
                            -------       -------       -------      -------       -------       ------
Distributions
 Net investment income..      (0.04)        (0.06)           --        (0.09)        (0.07)       (0.03)
 Net realized gains from
  investment
  transactions..........      (0.45)        (0.45)        (0.45)       (0.03)        (0.03)       (0.03)
                            -------       -------       -------      -------       -------       ------
 Total Distributions....      (0.49)        (0.51)        (0.45)       (0.12)        (0.10)       (0.06)
                            -------       -------       -------      -------       -------       ------
Net Asset Value, End of
 Period.................    $ 14.21       $ 14.21       $ 14.15      $ 13.86       $ 13.86       $13.82
                            =======       =======       =======      =======       =======       ======
Total Return (excludes
 sales charge)..........       6.05%(f)      6.17%(f)      5.65%(f)    39.93%(f)     14.71%(f)    34.85%(f)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $22,177       $28,315       $13,139      $14,365       $14,273       $6,132
 Ratio of expenses to
  average net assets....       0.96%(g)      0.71%(g)      1.71%(g)     0.88%(g)      0.74%(g)     1.73%(g)
 Ratio of net investment
  income to average net
  assets................       0.56%(g)      0.79%(g)     (0.20)%(g)    0.79%(g)      0.90%(g)   (0.12)%(g)
 Ratio of expenses to
  average net assets*...       1.24%(g)      0.98%(g)      1.98%(g)     1.52%(g)      1.29%(g)     2.28%(g)
Portfolio turnover (h)..      19.37%        19.37%        19.37%       36.03%        36.03%       36.03%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(d) Formerly Classic Shares.
(e) Formerly Premier Shares.
(f) Not annualized.
(g) Annualized.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                Growth Fund (a)
                          -----------------------------------------------------------------------
                                   Six Months Ended                         Year Ended
                                      January 31,                            July 31,
                                         2000                                  1999
                          ----------------------------------------    ---------------------------
                          Class A (b)    Trust (c)       Class B      Classic   Premier   Class B
                          -----------   -----------    -----------    -------   -------   -------
                          (Unaudited)   (Unaudited)    (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 14.04       $ 14.11        $13.85       $ 11.62   $ 11.65   $11.54
                            -------       -------        ------       -------   -------   ------
Investment Activities
 Net investment income
  (loss)................      (0.04)        (0.02)        (0.09)        (0.06)    (0.02)   (0.12)
 Net realized and
  unrealized gains
  (losses) from
  investments...........       1.23          1.23          1.21          2.57      2.57     2.52
                            -------       -------        ------       -------   -------   ------
 Total from Investment
  Activities............       1.19          1.21          1.12          2.51      2.55     2.40
                            -------       -------        ------       -------   -------   ------
Distributions
 Net realized gains from
  investment
  transactions..........      (0.55)        (0.55)        (0.55)        (0.09)    (0.09)   (0.09)
                            -------       -------        ------       -------   -------   ------
 Total Distributions....      (0.55)        (0.55)        (0.55)        (0.09)    (0.09)   (0.09)
                            -------       -------        ------       -------   -------   ------
Net Asset Value, End of
 Period.................    $ 14.68       $ 14.77        $14.42       $ 14.04   $ 14.11   $13.85
                            =======       =======        ======       =======   =======   ======
Total Return (excludes
 sales charge)..........       8.43%(d)      8.53%(d)      8.03%(d)     21.76%    22.05%   20.96%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $14,527       $25,910        $8,588       $14,040   $18,055   $7,463
 Ratio of expenses to
  average net assets....       1.25%(e)      1.01%(e)      2.00%(e)      1.23%     0.96%    1.97%
 Ratio of net investment
  income to average net
  assets................     (0.58)%(e)     (0.35)%(e)    (1.33)%(e)    (0.50)%   (0.28)%  (1.26)%
 Ratio of expenses to
  average net assets*...       1.56%(e)      1.31%(e)      2.31%(e)      1.74%     1.47%    2.48%
Portfolio turnover (f)..      36.00%        36.00%        36.00%        79.30%    79.30%   79.30%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Capital Growth Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                                 Growth Fund
                                     ----------------------------------------
                                              August 3, 1997 to
                                              July 31, 1998 (g)
                                     ----------------------------------------
                                     Classic (a)    Premier (a)   Class B (b)
                                     -----------    -----------   -----------
Net Asset Value, Beginning of
 Period.............................   $10.00         $  9.55       $  9.82
                                       ------         -------       -------
Investment Activities
 Net investment income (loss).......    (0.03)             --         (0.06)
 Net realized and unrealized gains
  (losses) from investments.........     1.65            2.10          1.78
                                       ------         -------       -------
Total from Investment Activities....     1.62            2.10          1.72
                                       ------         -------       -------
Net Asset Value, End of Period......   $11.62         $ 11.65       $ 11.54
                                       ======         =======       =======
Total Return (excludes sales
 charge)............................    16.20%(d)       16.50%(c)     17.52%(d)
Ratios/Supplemental Data:
 Net Assets at end of period (000)..   $9,720         $ 2,824       $ 3,477
 Ratio of expenses to average net
  assets............................     1.40%(e)        0.99%(e)      2.05%(e)
 Ratio of net investment income to
  average net assets................    (0.42)%(e)       0.00%(e)     (1.10)%(e)
 Ratio of expenses to average net
  assets*...........................     2.37%(e)        2.05%(e)      3.11%(e)
Portfolio turnover (f)..............    77.26%          77.26%        77.26%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                     Select Equity
                          ----------------------------------------------------------------------------------
                                   Six Months Ended                           September 1, 1998
                                      January 31,                                to July 31,
                                         2000                                     1999 (a)
                          -----------------------------------------    -------------------------------------
                          Class A (d)     Trust (e)       Class B      Classic     Premier (b)   Class B (c)
                          -----------    -----------    -----------    -------     -----------   -----------
                          (Unaudited)    (Unaudited)    (Unaudited)
Net Asset Value,
 Beginning of Period....    $11.88         $11.89         $11.83       $ 10.00       $ 11.52       $ 9.98
                            ------         ------         ------       -------       -------       ------
Investment Activities
 Net investment income
  (loss)................      0.03           0.04          (0.02)         0.04          0.04         0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (1.84)         (1.84)         (1.82)         1.91          0.38         1.86
                            ------         ------         ------       -------       -------       ------
 Total from Investment
  Activities............     (1.81)         (1.82)         (1.84)         1.95          0.42         1.88
                            ------         ------         ------       -------       -------       ------
Distributions
 Net investment income..     (0.04)         (0.04)         (0.02)        (0.05)        (0.03)       (0.01)
 In excess of net
  investment income.....        --             --             --         (0.01)        (0.01)       (0.01)
 Net realized gains from
  investment
  transactions..........     (0.81)         (0.81)         (0.81)        (0.01)        (0.01)       (0.01)
                            ------         ------         ------       -------       -------       ------
 Total Distributions....     (0.85)         (0.85)         (0.83)        (0.07)        (0.05)       (0.03)
                            ------         ------         ------       -------       -------       ------
Net Asset Value, End of
 Period.................    $ 9.22         $ 9.24         $ 9.16       $ 11.88       $ 11.89       $11.83
                            ======         ======         ======       =======       =======       ======
Total Return (excludes
 sales charge)..........    (15.52)%(f)    (15.37)%(f)    (15.81)%(f)    19.44%(f)      3.63%(f)    18.83%(f)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $3,941         $5,884         $  999       $10,258       $10,420       $1,933
 Ratio of expenses to
  average net assets....      1.32%(g)       1.07%(g)       2.07%(g)      1.13%(g)      0.99%(g)     1.99%(g)
 Ratio of net investment
  income to average net
  assets................      0.63%(g)       0.85%(g)      (0.13)%(g)     0.43%(g)      0.65%(g)    (0.49)%(g)
 Ratio of expenses to
  average net assets*...      1.90%(g)       1.65%(g)       2.65%(g)      1.81%(g)      1.58%(g)     2.58%(g)
Portfolio turnover (h)..     13.19%         13.19%         13.19%         9.72%         9.72%        9.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from December 3, 1998 (commencement of operations) through July 31, 1999.
(c) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(d) Formerly Classic Shares.
(e) Formerly Premier Shares.
(f) Not annualized.
(g) Annualized.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                             Regional Equity Fund
                          ------------------------------------------------------------------------
                                   Six Months Ended                          Year Ended
                                      January 31,                             July 31,
                                         2000                                   1999
                          -----------------------------------------    ---------------------------
                          Class A (a)     Trust (b)       Class B      Classic   Premier   Class B
                          -----------    -----------    -----------    -------   -------   -------
                          (Unaudited)    (Unaudited)    (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 22.90        $ 22.95        $ 22.68      $ 27.18   $ 27.20   $ 27.05
                            -------        -------        -------      -------   -------   -------
Investment Activities
 Net investment income
  (loss)................       0.08           0.11            --          0.09      0.15     (0.09)
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (3.97)         (4.04)         (3.92)       (2.74)    (2.73)    (2.73)
                            -------        -------        -------      -------   -------   -------
 Total from Investment
  Activities............      (3.89)         (3.93)         (3.92)       (2.65)    (2.58)    (2.82)
                            -------        -------        -------      -------   -------   -------
Distributions
 Net investment income..      (0.08)         (0.11)         (0.03)       (0.10)    (0.14)    (0.02)
 Net realized gains from
  investment
  transactions..........      (5.95)         (5.95)         (5.95)       (1.53)    (1.53)    (1.53)
                            -------        -------        -------      -------   -------   -------
 Total Distributions....      (6.03)         (6.06)         (5.98)       (1.63)    (1.67)    (1.55)
                            -------        -------        -------      -------   -------   -------
Net Asset Value, End of
 Period.................    $ 12.98        $ 12.96        $ 12.78      $ 22.90   $ 22.95   $ 22.68
                            =======        =======        =======      =======   =======   =======
Total Return (excludes
 sales charge)..........     (16.67)%(c)    (16.87)%(c)    (16.92)%(c)   (9.85)%   (9.57)%  (10.54)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $ 9,807        $24,809        $   417      $20,911   $60,385   $   965
 Ratio of expenses to
  average net assets....       1.42%(d)       1.17%(d)       2.16%(d)     1.38%     1.13%     2.13%
 Ratio of net investment
  income to average net
  assets................       0.76%(d)       1.04%(d)       0.02%(d)     0.37%     0.63%    (0.37)%
 Ratio of expenses to
  average net assets*...       1.50%(d)       1.25%(d)       2.25%(d)     1.42%     1.17%     2.17%
Portfolio turnover (e)..      19.10%         19.10%         19.10%       15.60%    15.60%    15.60%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                              Regional Equity Fund
                          -------------------------------------------------------------------
                                                                     Year Ended July 31,
                                                                   --------------------------
                               Year Ended July 31, 1998              1997     1996     1995
                          -------------------------------------    --------  -------  -------
                          Classic (a) Premier (a)   Class B (b)
                          ----------- -----------   -----------    --------  -------  -------
Net Asset Value,
 Beginning of Period....    $ 28.23     $ 27.95       $28.49       $  20.95  $ 18.94  $ 16.68
                            -------     -------       ------       --------  -------  -------
Investment Activities
 Net investment income
  (loss)................       0.05        0.13        (0.05)          0.24     0.26     0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (0.08)       0.17        (0.42)          7.77     2.20     2.26
                            -------     -------       ------       --------  -------  -------
 Total from Investment
  Activities............      (0.03)       0.30        (0.47)          8.01     2.46     2.49
                            -------     -------       ------       --------  -------  -------
Distributions
 Net investment income..      (0.07)      (0.10)       (0.03)         (0.24)   (0.26)   (0.23)
 In excess of net
  investment income.....      (0.01)      (0.01)          --             --       --       --
 Net realized gains from
  investment
  transactions..........      (0.94)      (0.94)       (0.94)         (0.49)   (0.19)      --
                            -------     -------       ------       --------  -------  -------
 Total Distributions....      (1.02)      (1.05)       (0.97)         (0.73)   (0.45)   (0.23)
                            -------     -------       ------       --------  -------  -------
Net Asset Value, End of
 Period.................    $ 27.18     $ 27.20       $27.05       $  28.23  $ 20.95  $ 18.94
                            =======     =======       ======       ========  =======  =======
Total Return (excludes
 sales charge)..........      (0.31)%    (0.12)%(c)    (1.86)%(d)     39.02%   13.10%   15.10%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $42,700     $94,909       $1,998       $149,838  $93,584  $68,501
 Ratio of expenses to
  average net assets....       1.30%       1.12%(e)     2.14%(e)       1.06%    1.05%    1.07%
 Ratio of net investment
  income to average net
  assets................       0.14%       0.45%(e)    (0.65)%(e)      0.99%    1.30%    1.35%
 Ratio of expenses to
  average net assets*...       1.32%       1.13%(e)     2.15%(e)       1.10%    1.13%    1.15%
Portfolio turnover (f)..       8.17%       8.17%        8.17%         10.30%    8.22%   14.25%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 0.87%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                Small Cap Fund
                          ------------------------------------------------------------------------
                                   Six Months Ended                          Year Ended
                                      January 31,                             July 31,
                                         2000                                   1999
                          -----------------------------------------    ---------------------------
                          Class A (a)     Trust (b)       Class B      Classic   Premier   Class B
                          -----------    -----------    -----------    -------   -------   -------
                          (Unaudited)    (Unaudited)    (Unaudited)
Net Asset Value,
 Beginning of Period....    $  8.40        $  8.44        $  8.31      $  9.14   $  9.15   $  9.11
                            -------        -------        -------      -------   -------   -------
Investment Activities
 Net investment income
  (loss)................      (0.06)         (0.04)         (0.10)       (0.10)    (0.03)    (0.14)
 Net realized and
  unrealized gains
  (losses) from
  investments...........       2.52           2.54           2.51        (0.64)    (0.68)    (0.66)
                            -------        -------        -------      -------   -------   -------
 Total from Investment
  Activities............       2.46           2.50           2.41        (0.74)    (0.71)    (0.80)
                            -------        -------        -------      -------   -------   -------
Net Asset Value, End of
 Period.................    $ 10.86        $ 10.94        $ 10.72      $  8.40   $  8.44   $  8.31
                            =======        =======        =======      =======   =======   =======
Total Return (excludes
 sales charge)..........      29.29%(c)      29.62%(c)      29.00%(c)    (8.10)%   (7.76)%   (8.78)%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $ 1,352        $39,299        $   966      $ 1,073   $21,777   $   929
 Ratio of expenses to
  average net assets....       1.65%(d)       1.40%(d)       2.39%(d)     1.66%     1.39%     2.41%
 Ratio of net investment
  income to average net
  assets................      (1.33)%(d)     (1.07)%(d)     (2.08)%(d)   (1.07)%   (0.82)%   (1.83)%
 Ratio of expenses to
  average net assets*...       2.05%(d)       1.80%(d)       2.80%(d)     2.68%     2.38%     3.42%
Portfolio turnover (e)..     110.26%        110.26%        110.26%      208.13%   208.13%   208.13%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                Small Cap Fund
                                          -----------------------------------
                                                 March 2, 1998
                                                  to July 31,
                                                   1998 (a)
                                          -----------------------------------
                                          Classic (b)    Premier      Class B
                                          -----------    -------      -------
Net Asset Value, Beginning of Period....    $ 9.97       $10.00       $10.00
                                            ------       ------       ------
Investment Activities
 Net investment income (loss)...........     (0.03)       (0.02)       (0.04)
 Net realized and unrealized gains
  (losses) from investments.............     (0.80)       (0.83)       (0.85)
                                            ------       ------       ------
 Total from Investment Activities.......     (0.83)       (0.85)       (0.89)
                                            ------       ------       ------
Net Asset Value, End of Period..........    $ 9.14       $ 9.15       $ 9.11
                                            ======       ======       ======
Total Return (excludes sales charge)....     (8.31)%(c)   (8.48)%(c)   (8.90)%(c)
Ratios/Supplemental Data:
 Net Assets at end of period (000)......    $1,372       $5,072       $  871
 Ratio of expenses to average net
  assets................................      1.78%(d)     1.50%(d)     2.54%(d)
 Ratio of net investment income to
  average net assets....................     (0.92)%(d)   (0.52)%(d)   (1.69)%(d)
 Ratio of expenses to average net
  assets*...............................      4.23%(d)     3.94%(d)     4.98%(d)
Portfolio turnover (e)..................     70.64%       70.64%       70.64%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from March 3, 1998 (commencement of operations) through July 31, 1998.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                 Balanced Fund
                          ------------------------------------------------------------------------
                                   Six Months Ended                            Year Ended
                                      January 31,                               July 31,
                                         2000                                     1999
                          ------------------------------------------    --------------------------
                          Class A (a)     Trust (b)        Class B      Classic  Premier   Class B
                          -----------    -----------     -----------    -------  --------  -------
                          (Unaudited)    (Unaudited)     (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 14.93       $  14.93         $14.90       $ 15.19  $  15.18  $ 15.16
                            -------       --------         ------       -------  --------  -------
Investment Activities
 Net investment income
  (loss)................       0.23           0.24           0.17          0.41      0.44     0.29
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (0.86)         (0.86)         (0.85)         0.93      0.95     0.95
                            -------       --------         ------       -------  --------  -------
 Total from Investment
  Activities............      (0.63)         (0.62)         (0.68)         1.34      1.39     1.24
                            -------       --------         ------       -------  --------  -------
Distributions
 Net investment income..      (0.25)         (0.27)         (0.20)        (0.40)    (0.44)   (0.30)
 Net realized gains from
  investment
  transactions..........      (1.78)         (1.78)         (1.78)        (1.20)    (1.20)   (1.20)
                            -------       --------         ------       -------  --------  -------
 Total Distributions....      (2.03)         (2.05)         (1.98)        (1.60)    (1.64)   (1.50)
                            -------       --------         ------       -------  --------  -------
Net Asset Value, End of
 Period.................    $ 12.27       $  12.26         $12.24       $ 14.93  $  14.93  $ 14.90
                            =======       ========         ======       =======  ========  =======
Total Return (excludes
 sales charge)..........      (4.42)%(c)     (4.37)%(c)     (4.86)%(c)     9.40%     9.74%    8.66%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $31,984       $241,998         $9,093       $43,223  $319,016  $10,131
 Ratio of expenses to
  average net assets....       1.35%(d)       1.10%(d)       2.10%(d)      1.34%     1.09%    2.09%
 Ratio of net investment
  income to average net
  assets................       3.15%(d)       3.40%(d)       2.41%(d)      2.67%     2.93%    1.93%
 Ratio of expenses to
  average net assets*...       1.36%(d)       1.11%(d)       2.11%(d)      1.35%     1.10%    2.10%
Portfolio turnover (e)..      12.39%         12.39%         12.39%        23.24%    23.24%   23.24%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                                  Balanced Fund
                          ---------------------------------------------------------------------
                                      Year Ended                           Year Ended
                                     July 31, 1998                          July 31,
                          --------------------------------------   ----------------------------
                          Classic (a) Premier (a)    Class B (b)     1997      1996      1995
                          ----------- -----------    -----------   --------  --------  --------
Net Asset Value,
 Beginning of Period....    $ 15.21    $  14.77        $14.99      $  13.03  $  12.76  $  11.81
                            -------    --------        ------      --------  --------  --------
Investment Activities
 Net investment income
  (loss)................       0.38        0.41          0.28          0.48      0.47      0.47
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.98        1.38          1.15          2.78      0.58      1.24
                            -------    --------        ------      --------  --------  --------
 Total from Investment
  Activities............       1.36        1.79          1.43          3.26      1.05      1.71
                            -------    --------        ------      --------  --------  --------
Distributions
 Net investment income..      (0.41)      (0.41)        (0.29)        (0.50)    (0.47)    (0.46)
 Net realized gains from
  investment
  transactions..........      (0.97)      (0.97)        (0.97)        (0.58)    (0.31)    (0.30)
                            -------    --------        ------      --------  --------  --------
 Total Distributions....      (1.38)      (1.38)        (1.26)        (1.08)    (0.78)    (0.76)
                            -------    --------        ------      --------  --------  --------
Net Asset Value, End of
 Period.................    $ 15.19    $  15.18        $15.16      $  15.21  $  13.03  $  12.76
                            =======    ========        ======      ========  ========  ========
Total Return (excludes
 sales charge)..........       9.54%       9.73%(c)     10.07%(d)     26.42%     8.37%    15.27%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $46,814    $329,626        $5,309      $372,769  $338,425  $295,509
 Ratio of expenses to
  average net assets....       1.24%       1.10%(e)      2.12%(e)      1.05%     0.98%     0.94%
 Ratio of net investment
  income to average net
  assets................       2.77%       2.95%(e)      1.83%(e)      3.49%     3.61%     3.91%
 Ratio of expenses to
  average net assets*...       1.24%       1.10%(e)      2.12%(e)      1.10%     1.11%     1.12%
Portfolio turnover (f)..      25.40%      25.40%        25.40%        25.00%    20.47%    16.97%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                             Limited Term Bond Fund (a)
                          ------------------------------------------------------------------------
                                   Six Months Ended                          Year Ended
                                      January 31,                             July 31,
                                         2000                                   1999
                          ---------------------------------------   ------------------------------
                          Class A (b)    Trust (c)      Class B     Classic  Premier   Class B (d)
                          -----------   -----------   -----------   -------  --------  -----------
                          (Unaudited)   (Unaudited)   (Unaudited)
Net Asset Value,
 Beginning of Period....    $10.29        $ 10.29       $10.27      $10.43   $  10.43    $10.58
                            ------        -------       ------      ------   --------    ------
Investment Activities
 Net investment income
  (loss)................      0.28           0.30         0.23        0.57       0.59      0.27
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.19)         (0.20)       (0.18)      (0.15)     (0.16)    (0.30)
                            ------        -------       ------      ------   --------    ------
 Total from Investment
  Activities............      0.09           0.10         0.05        0.42       0.43     (0.03)
                            ------        -------       ------      ------   --------    ------
Distributions
 Net investment income..     (0.32)         (0.33)       (0.28)      (0.56)     (0.57)    (0.28)
                            ------        -------       ------      ------   --------    ------
 Total Distributions....     (0.32)         (0.33)       (0.28)      (0.56)     (0.57)    (0.28)
                            ------        -------       ------      ------   --------    ------
Net Asset Value, End of
 Period.................    $10.06        $ 10.06       $10.04      $10.29   $  10.29    $10.27
                            ======        =======       ======      ======   ========    ======
Total Return (excludes
 sales charge)..........      0.91%(e)       0.96%(e)     0.49%(e)    4.01%      4.14%    (0.33)%(e)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $2,190        $96,717       $2,009      $2,716   $109,554    $1,599
 Ratio of expenses to
  average net assets....      0.84%(f)       0.74%(f)     1.74%(f)    0.81%      0.71%     1.69%(f)
 Ratio of net investment
  income to average net
  assets................      5.63%(f)       5.73%(f)     4.75%(f)    5.49%      5.60%     4.61%(f)
 Ratio of expenses to
  average net assets*...      1.24%(f)       0.99%(f)     2.00%(f)    1.23%      0.98%     1.96%(f)
Portfolio turnover (g)..     19.50%         19.50%       19.50%      39.15%     39.15%    39.15%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Limited Maturity Bond Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                        Limited Term Bond Fund
                           -----------------------------------------------------
                                 Year Ended
                                  July 31,
                                    1998                Year Ended July 31,
                           -----------------------    --------------------------
                           Classic (a) Premier (a)      1997     1996     1995
                           ----------- -----------    --------  -------  -------
Net Asset Value,
 Beginning of Period.....    $10.42     $  10.34      $  10.31  $ 10.41  $ 10.23
                             ------     --------      --------  -------  -------
Investment Activities
 Net investment income
  (loss).................      0.85         0.55          0.58     0.58     0.58
 Net realized and
  unrealized gains
  (losses) from
  investments............     (0.25)        0.10          0.14    (0.10)    0.17
                             ------     --------      --------  -------  -------
 Total from Investment
  Activities.............      0.60         0.65          0.72     0.48     0.75
                             ------     --------      --------  -------  -------
Distributions
 Net investment income...     (0.59)       (0.56)        (0.61)   (0.57)   (0.57)
 Net realized gains from
  investment
  transactions...........        --           --            --    (0.01)      --
                             ------     --------      --------  -------  -------
 Total Distributions.....     (0.59)       (0.56)        (0.61)   (0.58)   (0.57)
                             ------     --------      --------  -------  -------
Net Asset Value, End of
 Period..................    $10.43     $  10.43      $  10.42  $ 10.31  $ 10.41
                             ======     ========      ========  =======  =======
Total Return (excludes
 sales charge)...........      5.94%        6.04%(b)      7.25%    4.74%    7.65%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000)...........    $3,531     $106,953      $138,675  $46,005  $59,798
 Ratio of expenses to
  average net assets.....      0.74%        0.73%(c)      0.77%    0.76%    0.80%
 Ratio of net investment
  income to average net
  assets.................      5.65%        5.70%(c)      5.65%    5.48%    5.69%
 Ratio of expenses to
  average net assets*....      0.96%        0.98%(c)      1.02%    0.99%    1.03%
Portfolio turnover (d)...     39.31%       39.31%        64.89%   29.56%   38.11%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares.
(b) Represents total return based on activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                              Government Income Fund
                                      --------------------------------------------
                                         Six Months Ended           Year Ended
                                            January 31,              July 31,
                                               2000                    1999
                                      -------------------------   ----------------
                                      Class A (a)    Trust (b)    Classic  Premier
                                      -----------   -----------   -------  -------
                                      (Unaudited)   (Unaudited)
Net Asset Value, Beginning of
 Period.............................    $ 9.62        $ 9.62      $ 9.88   $ 9.87
                                        ------        ------      ------   ------
Investment Activities
 Net investment income (loss).......      0.29          0.30        0.54     0.54
 Net realized and unrealized gains
  (losses) from investments.........     (0.19)        (0.19)      (0.28)   (0.26)
                                        ------        ------      ------   ------
 Total from Investment Activities...      0.10          0.11        0.26     0.28
                                        ------        ------      ------   ------
Distributions
 Net investment income..............     (0.26)        (0.27)      (0.52)   (0.53)
                                        ------        ------      ------   ------
 Total Distributions................     (0.26)        (0.27)      (0.52)   (0.53)
                                        ------        ------      ------   ------
Net Asset Value, End of Period......    $ 9.46        $ 9.46      $ 9.62   $ 9.62
                                        ======        ======      ======   ======
Total Return (excludes sales
 charge)............................      1.07%(c)      1.22%(c)    2.62%    2.72%
Ratios/Supplemental Data:
 Net Assets at end of period (000)..    $3,913        $4,037      $5,436   $3,150
 Ratio of expenses to average net
  assets............................      0.74%(d)      0.64%(d)    0.70%    0.60%
 Ratio of net investment income to
  average net assets................      5.84%(d)      5.97%(d)    5.35%    5.44%
 Ratio of expenses to average net
  assets*...........................      2.05%(d)      1.80%(d)    1.90%    1.65%
Portfolio turnover (e)..............     16.53%        16.53%      26.85%   26.85%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                         Government Income Fund
                             ---------------------------------------------------
                                   Year Ended                Year Ended
                                  July 31, 1998               July 31,
                             -----------------------   -------------------------
                             Classic (a) Premier (a)    1997     1996     1995
                             ----------- -----------   -------  -------  -------
Net Asset Value, Beginning
 of Period.................    $ 9.75      $ 9.66      $  9.40  $  9.54  $  9.48
                               ------      ------      -------  -------  -------
Investment Activities
 Net investment income
  (loss)...................      0.63        0.59         0.58     0.66     0.68
 Net realized and
  unrealized gains (losses)
  from investments.........      0.09        0.17         0.35    (0.20)    0.08
                               ------      ------      -------  -------  -------
 Total from Investment
  Activities...............      0.72        0.76         0.93     0.46     0.76
                               ------      ------      -------  -------  -------
Distributions
 Net investment income.....     (0.53)      (0.49)       (0.58)   (0.59)   (0.70)
 In excess of net
  investment income........     (0.06)      (0.06)          --       --       --
 Tax return of capital.....        --          --           --    (0.01)      --
                               ------      ------      -------  -------  -------
 Total Distributions.......     (0.59)      (0.55)       (0.58)   (0.60)   (0.70)
                               ------      ------      -------  -------  -------
Net Asset Value, End of
 Period....................    $ 9.88      $ 9.87      $  9.75  $  9.40  $  9.54
                               ======      ======      =======  =======  =======
Total Return (excludes
 sales charge).............      7.58%       7.58%(b)    10.21%    4.91%    8.43%
Ratios/Supplemental Data:
 Net Assets at end of
  period (000).............    $8,176      $2,521      $11,622  $15,752  $16,679
 Ratio of expenses to
  average net assets.......      0.71%       0.63%(c)     0.69%    0.65%    0.58%
 Ratio of net investment
  income to average net
  assets...................      5.95%       5.72%(c)     5.98%    6.81%    7.18%
 Ratio of expenses to
  average net assets*......      1.77%       1.80%(c)     1.29%    1.10%    1.19%
Portfolio turnover (d).....     34.89%      34.89%        2.96%   78.31%   27.32%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                   Bond Fund
                          ------------------------------------------------------------------------
                                   Six Months Ended                            Year Ended
                                      January 31,                               July 31,
                                         2000                                     1999
                          ------------------------------------------    --------------------------
                          Class A (a)     Trust (b)        Class B      Classic  Premier   Class B
                          -----------    -----------     -----------    -------  --------  -------
                          (Unaudited)    (Unaudited)     (Unaudited)
Net Asset Value,
 Beginning of Period....    $10.63        $  10.63         $10.60       $11.05   $  11.05  $11.04
                            ------        --------         ------       ------   --------  ------
Investment Activities
 Net investment income
  (loss)................      0.29            0.29           0.24         0.61       0.61    0.50
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.32)          (0.31)         (0.30)       (0.32)     (0.30)  (0.31)
                            ------        --------         ------       ------   --------  ------
 Total from Investment
  Activities............     (0.03)          (0.02)         (0.06)        0.29       0.31    0.19
                            ------        --------         ------       ------   --------  ------
Distributions
 Net investment income..     (0.29)          (0.30)         (0.25)       (0.58)     (0.60)  (0.50)
 Net realized gains from
  investment
  transactions..........     (0.02)          (0.02)         (0.02)       (0.13)     (0.13)  (0.13)
                            ------        --------         ------       ------   --------  ------
 Total Distributions....     (0.31)          (0.32)         (0.27)       (0.71)     (0.73)  (0.63)
                            ------        --------         ------       ------   --------  ------
Net Asset Value, End of
 Period.................    $10.29        $  10.29         $10.27       $10.63   $  10.63  $10.60
                            ======        ========         ======       ======   ========  ======
Total Return (excludes
 sales charge)..........     (0.24)%(c)      (0.18)%(c)     (0.68)%(c)    2.58%      2.68%   1.58%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $6,878        $377,298         $2,406       $7,070   $380,226  $2,521
 Ratio of expenses to
  average net assets....      0.82%(d)        0.72%(d)       1.72%(d)     0.81%      0.71%   1.71%
 Ratio of net investment
  income to average net
  assets................      5.43%(d)        5.52%(d)       4.53%(d)     5.46%      5.57%   4.63%
 Ratio of expenses to
  average net assets*...      1.21%(d)        0.96%(d)       1.95%(d)     1.20%      0.95%   1.95%
Portfolio turnover (e)..     15.16%          15.16%         15.16%       18.26%     18.26%  18.26%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                                    Bond Fund
                          --------------------------------------------------------------------
                                                                      Year Ended July 31,
                                  Year Ended July 31,              ---------------------------
                                         1998                        1997      1996     1995
                          --------------------------------------   --------  --------  -------
                          Classic (a) Premier (a)    Class B (b)
                          ----------- -----------    -----------
Net Asset Value,
 Beginning of Period....    $10.92     $  10.72        $10.88      $  10.54  $  10.83  $ 10.59
                            ------     --------        ------      --------  --------  -------
Investment Activities
 Net investment income
  (loss)................      1.41         0.57          0.46          0.65      0.65     0.69
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.62)        0.38          0.24          0.42     (0.18)    0.28
                            ------     --------        ------      --------  --------  -------
 Total from Investment
  Activities............      0.79         0.95          0.70          1.07      0.47     0.97
                            ------     --------        ------      --------  --------  -------
Distributions
 Net investment income..     (0.63)       (0.59)        (0.51)        (0.69)    (0.65)   (0.69)
 Net realized gains from
  investment
  transactions..........     (0.03)       (0.03)        (0.03)           --     (0.11)   (0.04)
                            ------     --------        ------      --------  --------  -------
 Total Distributions....     (0.66)       (0.62)        (0.54)        (0.69)    (0.76)   (0.73)
                            ------     --------        ------      --------  --------  -------
Net Asset Value, End of
 Period.................    $11.05     $  11.05        $11.04      $  10.92  $  10.54  $ 10.83
                            ======     ========        ======      ========  ========  =======
Total Return (excludes
 sales charge)..........      7.45%        7.54%(c)      6.58%(d)     10.48%     4.40%    9.70%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $7,032     $327,930        $  442      $311,881  $132,737  $94,671
 Ratio of expenses to
  average net assets....      0.73%        0.73%(e)      1.74%(e)      0.75%     0.75%    0.75%
 Ratio of net investment
  income to average net
  assets................      5.78%        5.72%(e)      4.75%(e)      6.10%     6.12%    6.63%
 Ratio of expenses to
  average net assets*...      0.95%        0.97%(e)      1.99%(e)      0.98%     0.98%    0.98%
Portfolio turnover (f)..     40.41%       40.41%        40.41%        34.62%     9.60%   17.70%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(c) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                                Municipal Bond Fund
                          ----------------------------------------------------------------------------
                                   Six Months Ended                              Year Ended
                                      January 31,                                 July 31,
                                         2000                                       1999
                          ------------------------------------------    ------------------------------
                          Class A (a)     Trust (b)        Class B      Classic  Premier   Class B (f)
                          -----------    -----------     -----------    -------  --------  -----------
                          (Unaudited)    (Unaudited)     (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 9.87        $   9.87         $ 9.87       $10.13   $  10.14    $10.28
                            ------        --------         ------       ------   --------    ------
Investment Activities
 Net investment income
  (loss)................      0.20            0.21           0.13         0.41       0.42      0.14
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.32)          (0.32)         (0.29)       (0.17)     (0.18)    (0.41)
                            ------        --------         ------       ------   --------    ------
 Total from Investment
  Activities............     (0.12)          (0.11)         (0.16)        0.24       0.24     (0.27)
                            ------        --------         ------       ------   --------    ------
Distributions
 Net investment income..     (0.20)          (0.21)         (0.17)       (0.39)     (0.40)    (0.14)
 Net realized gains from
  investment
  transactions..........     (0.05)          (0.05)         (0.05)       (0.11)     (0.11)       --
                            ------        --------         ------       ------   --------    ------
 Total Distributions....     (0.25)          (0.26)         (0.22)       (0.50)     (0.51)    (0.14)
                            ------        --------         ------       ------   --------    ------
Net Asset Value, End of
 Period.................    $ 9.50        $   9.50         $ 9.49       $ 9.87   $   9.87    $ 9.87
                            ======        ========         ======       ======   ========    ======
Total Return (excludes
 sales charge)..........     (1.21)%(c)      (1.17)%(c)     (1.65)%(c)    2.31%      2.30%    (2.60)%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $2,417        $354,854         $  242       $2,694   $321,293    $   16
 Ratio of expenses to
  average net assets....      0.72%(d)        0.62%(d)       1.63%(d)     0.71%      0.61%     1.60%(d)
 Ratio of net investment
  income to average net
  assets................      4.13%(d)        4.23%(d)       3.25%(d)     4.01%      4.11%     3.17%(d)
 Ratio of expenses to
  average net assets*...      1.21%(d)        0.96%(d)       1.96%(d)     1.20%      0.95%     1.87%(d)
Portfolio turnover (e)..      1.98%           1.98%          1.98%       20.74%     20.74%    20.74%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly Classic Shares.
(b) Formerly Premier Shares.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                                Municipal Bond Fund
                                        ---------------------------------------
                                              Year Ended           July 1, 1997
                                               July 31,              July 31,
                                                 1998                1997 (a)
                                        -----------------------    ------------
                                        Classic (b) Premier (b)
                                        ----------- -----------
Net Asset Value, Beginning of Period..    $ 10.15    $  10.04        $  10.00
                                          -------    --------        --------
Investment Activities
 Net investment income (loss).........       0.86        0.39            0.04
 Net realized and unrealized gains
  (losses) from investments...........      (0.43)       0.14            0.15
                                          -------    --------        --------
 Total from Investment Activities.....       0.43        0.53            0.19
                                          -------    --------        --------
Distributions
 Net investment income................      (0.42)      (0.40)          (0.04)
 Net realized gains from investment
  transactions........................      (0.03)      (0.03)             --
                                          -------    --------        --------
 Total Distributions..................      (0.45)      (0.43)          (0.04)
                                          -------    --------        --------
Net Asset Value, End of Period........    $ 10.13    $  10.14        $  10.15
                                          =======    ========        ========
Total Return (excludes sales charge)..       4.30%       4.49%(d)        1.86%(c)
Ratios/Supplemental Data:
 Net Assets at end of period (000)....    $ 2,689    $326,464        $337,933
 Ratio of expenses to average net
  assets..............................       0.62%       0.64%(e)        0.71%(e)
 Ratio of net investment income to
  average net assets..................       4.26%       4.23%(e)        4.31%(e)
 Ratio of expenses to average net
  assets*.............................       0.92%       0.97%(e)        1.04%(e)
Portfolio turnover (f)................      28.75%      28.75%           1.59%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(c) Not annualized.
(d) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Municipal Bond Fund Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                            Florida Tax-Exempt Fund (a)
                          --------------------------------------------------------------------------
                                   Six Months Ended                            Year Ended
                                      January 31,                               July 31,
                                         2000                                     1999
                          -----------------------------------------    -----------------------------
                          Class A (b)     Trust (c)       Class B      Classic  Premier  Class B (f)
                          -----------    -----------    -----------    -------  -------  -----------
                          (Unaudited)    (Unaudited)    (Unaudited)
Net Asset Value,
 Beginning of Period....    $10.22         $ 10.22        $10.20       $ 10.45  $ 10.46    $10.52
                            ------         -------        ------       -------  -------    ------
Investment Activities
 Net investment income
  (loss)................      0.21            0.21          0.16          0.41     0.43      0.12
 Net realized and
  unrealized gains
  (losses) from
  investments...........     (0.30)          (0.29)        (0.28)        (0.18)   (0.20)    (0.30)
                            ------         -------        ------       -------  -------    ------
 Total from Investment
  Activities............     (0.09)          (0.08)        (0.12)         0.23     0.23     (0.18)
                            ------         -------        ------       -------  -------    ------
Distributions
 Net investment income..     (0.21)          (0.21)        (0.17)        (0.40)   (0.41)    (0.14)
 Net realized gains from
  investment
  transactions..........     (0.03)          (0.03)        (0.03)        (0.06)   (0.06)       --
                            ------         -------        ------       -------  -------    ------
 Total Distributions....     (0.24)          (0.24)        (0.20)        (0.46)   (0.47)    (0.14)
                            ------         -------        ------       -------  -------    ------
Net Asset Value, End of
 Period.................    $ 9.89         $  9.90        $ 9.88       $ 10.22  $ 10.22    $10.20
                            ======         =======        ======       =======  =======    ======
Total Return (excludes
 sales charge)..........     (0.84)%(d)      (0.79)%(d)    (1.26)%(d)     2.06%    2.16%    (1.77)%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $5,904         $63,932        $  771       $12,195  $63,548    $  569
 Ratio of expenses to
  average net assets....      0.65%(e)        0.56%(e)      1.56%(e)      0.59%    0.49%     1.49%(e)
 Ratio of net investment
  income to average net
  assets................      4.11%(e)        4.21%(e)      3.22%(e)      4.00%    4.10%     3.06%(e)
 Ratio of expenses to
  average net assets*...      1.30%(e)        1.06%(e)      2.06%(e)      1.26%    1.01%     2.00%(e)
Portfolio turnover (g)..      4.73%           4.73%         4.73%        34.33%   34.33%    34.33%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Florida Tax-Free Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Not annualized.
(e) Annualized.
(f) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                             Florida Tax-Exempt Fund
                          ------------------------------------------------------------------
                                                    Year Ended July 31,   September 30, 1994
                            Year Ended July 31,     --------------------     to July 31,
                                   1998               1997       1996          1995 (f)
                          -----------------------   ---------  ---------  ------------------
                          Classic (a) Premier (a)
                          ----------- -----------
Net Asset Value,
 Beginning of Period....    $10.50      $ 10.39     $   10.30  $   10.32       $ 10.00
                            ------      -------     ---------  ---------       -------
Investment Activities
 Net investment income
  (loss)................      0.45         0.41          0.45       0.45          0.34
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.01         0.14          0.24      (0.01)         0.30
                            ------      -------     ---------  ---------       -------
 Total from Investment
  Activities............      0.46         0.55          0.69       0.44          0.64
                            ------      -------     ---------  ---------       -------
Distributions
 Net investment income..     (0.44)       (0.41)        (0.48)     (0.45)        (0.32)
 Net realized gains from
  investment
  transactions..........     (0.07)       (0.07)        (0.01)     (0.01)           --
                            ------      -------     ---------  ---------       -------
 Total Distributions....     (0.51)       (0.48)        (0.49)     (0.46)        (0.32)
                            ------      -------     ---------  ---------       -------
Net Asset Value, End of
 Period.................    $10.45      $ 10.46     $   10.50  $   10.30       $ 10.32
                            ======      =======     =========  =========       =======
Total Return (excludes
 sales charge)..........      4.46%        4.66%(b)      6.89%      4.24%         6.53%(c)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........    $8,663      $55,369     $  53,688  $  48,869       $48,333
 Ratio of expenses to
  average net assets....      0.55%        0.49%(d)      0.57%      0.59%         0.70%(d)
 Ratio of net investment
  income to average net
  assets................      4.24%        4.30%(d)      4.36%      4.33%         4.16%(d)
 Ratio of expenses to
  average net assets*...      1.06%        1.04%(d)      1.06%      1.04%         1.01%(d)
Portfolio turnover (e)..     29.55%       29.55%        24.05%     12.21%         2.33%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares.
(b) Represents total return based on the activity of Classic Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Premier Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Florida Tax-Free Fund Fund Premier Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Period from commencement of operations.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                    U.S. Treasury Money Market Fund (a)
                         -----------------------------------------------------------------
                            Six Months Ended             Year Ended         Year Ended
                               January 31,                July 31,           July 31,
                                  2000                      1999               1998
                         -------------------------    -----------------  -----------------
                         Class A (b)    Trust (c)     Classic  Premier   Classic  Premier
                         -----------   -----------    -------  --------  -------  --------
                         (Unaudited)   (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 1.000      $  1.000      $ 1.000  $  1.000  $ 1.000  $  1.000
                           -------      --------      -------  --------  -------  --------
Investment Activities
 Net investment income..     0.021         0.022        0.040     0.041    0.046     0.047
                           -------      --------      -------  --------  -------  --------
Distributions
 Net investment income..    (0.021)       (0.022)      (0.040)   (0.041)  (0.046)   (0.047)
                           -------      --------      -------  --------  -------  --------
Net Asset Value, End of
 Period.................   $ 1.000      $  1.000      $ 1.000  $  1.000  $ 1.000  $  1.000
                           =======      ========      =======  ========  =======  ========
Total Return............      2.15%(d)      2.21%(d)     4.06%     4.16%    4.67%     4.77%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $ 5,448      $294,715      $ 4,390  $320,847  $ 8,070  $352,055
 Ratio of expenses to
  average net assets....      0.81%(e)      0.70%(e)     0.79%     0.69%    0.80%     0.70%
 Ratio of net investment
  income to average net
  assets................      4.25%(e)      4.33%(e)     4.03%     4.10%    4.57%     4.67%
 Ratio of expenses to
  average net assets*...      0.96%(e)      0.71%(e)     0.95%     0.70%    0.95%     0.70%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the U.S. Treasury Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                   U.S. Treasury Money Market Fund
                         -------------------------------------------------------
                            Year Ended            Year Ended          Year Ended
                             July 31,              July 31,            July 31,
                               1997                  1996                1995
                         -----------------  ------------------------- ----------
                         Classic  Premier   Classic (a)   Premier (a)
                         -------  --------  -----------   -----------
Net Asset Value,
 Beginning of Period.... $1.000   $  1.000    $ 1.000      $  1.000    $  1.000
                         ------   --------    -------      --------    --------
Investment Activities
 Net investment income..  0.045      0.046      0.015         0.048       0.048
                         ------   --------    -------      --------    --------
Distributions
 Net investment income.. (0.045)    (0.046)    (0.015)       (0.048)     (0.048)
                         ------   --------    -------      --------    --------
Net Asset Value, End of
 Period................. $1.000   $  1.000    $ 1.000      $  1.000    $  1.000
                         ======   ========    =======      ========    ========
Total Return............   4.60%      4.70%      4.90%(b)      4.93%       4.90%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $9,885   $309,361    $12,263      $368,162    $322,939
 Ratio of expenses to
  average net assets....   0.79%      0.69%      0.82%(c)      0.71%       0.70%
 Ratio of net investment
  income to average net
  assets................   4.50%      4.60%      4.44%(c)      4.82%       4.81%
 Ratio of expenses to
  average net assets*...   0.94%        (d)      0.97%(c)        (d)         (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.
(c) Annualized.
(d) There were no waivers during the period.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                          Prime Money Market Fund (a)
                         -----------------------------------------------------------------------
                                  Six Months Ended                          Year Ended
                                     January 31,                             July 31,
                                        2000                                   1999
                         -----------------------------------------   ---------------------------
                         Class A (b)     Trust (c)       Class B     Classic   Premier   Class B
                         -----------    -----------    -----------   --------  --------  -------
                         (Unaudited)    (Unaudited)    (Unaudited)
Net Asset Value,
 Beginning of Period....  $  1.000       $  1.000        $1.000      $  1.000  $  1.000  $1.000
                          --------       --------        ------      --------  --------  ------
Investment Activities
 Net investment income..     0.024          0.024         0.019         0.044     0.045   0.035
                          --------       --------        ------      --------  --------  ------
Distributions
 Net investment income..    (0.024)        (0.024)       (0.019)       (0.044)   (0.045) (0.035)
                          --------       --------        ------      --------  --------  ------
Net Asset Value, End of
 Period.................  $  1.000       $  1.000        $1.000      $  1.000  $  1.000  $1.000
                          ========       ========        ======      ========  ========  ======
Total Return............      2.39%(d)       2.44%(d)      1.93%(d)      4.48%     4.59%   3.55%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $141,444       $531,997        $  684      $136,078  $536,899  $  224
 Ratio of expenses to
  average net assets....      0.80%(e)       0.70%(e)      1.71%(e)      0.78%     0.68%   1.69%
 Ratio of net investment
  income to average net
  assets................      4.70%(e)       4.80%(e)      3.87%(e)      4.40%     4.51%   3.39%
 Ratio of expenses to
  average net assets*...      0.95%(e)       0.70%(e)      1.71%(e)      0.94%     0.69%   1.70%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Prime Obligations Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                     Prime Money Market Fund
                         ----------------------------------------------------
                                  Year Ended                  Year Ended
                                   July 31,                    July 31,
                                     1998                        1997
                         -------------------------------   ------------------
                         Classic   Premier   Class B (a)   Classic   Premier
                         --------  --------  -----------   --------  --------
Net Asset Value,
 Beginning of Period.... $  1.000  $  1.000    $1.000      $  1.000  $  1.000
                         --------  --------    ------      --------  --------
Investment Activities
 Net investment income..    0.049     0.050     0.005         0.048     0.049
                         --------  --------    ------      --------  --------
Distributions
 Net investment income..   (0.049)   (0.050)   (0.005)       (0.048)   (0.049)
                         --------  --------    ------      --------  --------
Net Asset Value, End of
 Period................. $  1.000  $  1.000    $1.000      $  1.000  $  1.000
                         ========  ========    ======      ========  ========
Total Return............     4.99%     5.09%     0.49%(b)      4.90%     5.00%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $116,960  $479,974    $    1      $111,027  $416,966
 Ratio of expenses to
  average net assets....     0.79%     0.69%     1.85%(c)      0.78%     0.68%
 Ratio of net investment
  income to average net
  assets................     4.88%     4.98%     3.83%(c)      4.79%     4.89%
 Ratio of expenses to
  average net assets*...     0.95%     0.70%     1.88%(c)      0.93%         (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(b) Not annualized.
(c) Annualized.
(d) There were no waivers during the period.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                                Prime Money Market Fund
                                           -------------------------------------
                                                 Year Ended           Year Ended
                                                  July 31,             July 31,
                                                    1996                 1995
                                           -------------------------- ----------
                                           Classic (a)    Premier (a)
                                           -----------    -----------
Net Asset Value, Beginning of Period......  $  1.000       $  1.000    $  1.000
                                            --------       --------    --------
Investment Activities
 Net investment income....................     0.016          0.050       0.050
                                            --------       --------    --------
Distributions
 Net investment income....................    (0.016)        (0.050)     (0.050)
                                            --------       --------    --------
Net Asset Value, End of Period............  $  1.000       $  1.000    $  1.000
                                            ========       ========    ========
Total Return..............................      5.07%(b)       5.10%       5.14%
Ratios/Supplemental Data:
 Net Assets at end of period (000)........  $125,075       $478,542    $617,673
 Ratio of expenses to average net assets..      0.81%(c)       0.71%       0.69%
 Ratio of net investment income to average
  net assets..............................      4.61%(c)       5.00%       5.04%
 Ratio of expenses to average net assets*.      0.96%(c)        (d)         (d)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.
(c) Annualized.
(d) There were no waivers during the period.
                      See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                          Institutional Prime Obligations Fund
                         -----------------------------------------------------------------------------------
                                  Six Months Ended                          September 15, 1998
                                     January 31,                               to July 31,
                                        2000                                     1999 (a)
                         ----------------------------------------   ----------------------------------------
                           Class I       Class II      Class III    Class I     Class II (b)   Class III (c)
                         -----------    -----------   -----------   -------     ------------   -------------
                         (Unaudited)    (Unaudited)   (Unaudited)
Net Asset Value,
 Beginning of Period....  $  1.000        $ 1.000       $ 1.000     $ 1.000       $ 1.000         $ 1.000
                          --------        -------       -------     -------       -------         -------
Investment Activities
 Net investment income..     0.027          0.025         0.024       0.042         0.020           0.018
                          --------        -------       -------     -------       -------         -------
Distributions
 Net investment income..    (0.027)        (0.025)       (0.024)     (0.042)       (0.020)         (0.018)
                          --------        -------       -------     -------       -------         -------
Net Asset Value, End of
 Period.................  $  1.000        $ 1.000       $ 1.000     $ 1.000       $ 1.000         $ 1.000
                          ========        =======       =======     =======       =======         =======
Total Return............      2.70%(d)       2.57%(d)      2.44%(d)    4.31%(d)      1.96%(d)        1.84%(d)
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........  $118,474        $55,952       $40,823     $69,458       $26,000         $13,575
 Ratio of expenses to
  average net assets....      0.20%(e)       0.46%(e)      0.71%(e)    0.22%(e)      0.49%(e)        0.74%(e)
 Ratio of net investment
  income to average net
  assets................      5.34%(e)       5.12%(e)      4.90%(e)    4.82%(e)      4.45%(e)        4.22%(e)
 Ratio of expenses to
  average net assets*...      0.42%(e)       0.67%(e)      0.93%(e)    0.45%(e)      0.72%(e)        0.97%(e)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.
(c) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements.

AMSOUTH FUNDS

                              Financial Highlights

                                    Tax-Exempt Money Market Fund (a)
                         --------------------------------------------------------------
                            Six Months Ended           Year Ended        Year Ended
                            January 31, 2000          July 31, 1999     July 31, 1998
                         -------------------------   ----------------  ----------------
                         Class A (b)    Trust (c)    Classic  Premier  Classic  Premier
                         -----------   -----------   -------  -------  -------  -------
                         (Unaudited)   (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 1.000       $ 1.000     $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           -------       -------     -------  -------  -------  -------
Investment Activities
 Net investment income..     0.014         0.015       0.026    0.027    0.030    0.031
                           -------       -------     -------  -------  -------  -------
Distributions
 Net investment income..    (0.014)       (0.015)     (0.026)  (0.027)  (0.030)  (0.031)
                           -------       -------     -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $ 1.000       $ 1.000     $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           =======       =======     =======  =======  =======  =======
Total Return............      1.45%(d)      1.50%(d)    2.66%    2.76%    3.03%    3.13%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000)..........   $31,433       $63,700     $22,844  $73,880  $28,657  $62,084
 Ratio of expenses to
  average net assets....      0.61%(e)      0.51%(e)    0.59%    0.49%    0.60%    0.50%
 Ratio of net investment
  income to average net
  assets................      2.87%(e)      2.95%(e)    2.64%    2.71%    2.97%    3.07%
 Ratio of expenses to
  average net assets*...      0.99%(e)      0.74%(e)    0.98%    0.73%    0.98%    0.73%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the Tax-Exempt Fund.
(b) Formerly Classic Shares.
(c) Formerly Premier Shares.
(d) Not annualized.
(e) Annualized.
                       See notes to financial statements.

AMSOUTH FUNDS

                             Financial Highlights

                                    Tax-Exempt Money Market Fund
                         ------------------------------------------------------
                           Year Ended            Year Ended          Year Ended
                            July 31,              July 31,            July 31,
                              1997                  1996                1995
                         ----------------  ------------------------- ----------
                         Classic  Premier  Classic (a)   Premier (a)
                         -------  -------  -----------   -----------
Net Asset Value,
 Beginning of Period.... $ 1.000  $ 1.000    $ 1.000       $ 1.000    $ 1.000
                         -------  -------    -------       -------    -------
Investment Activities
 Net investment income..   0.030    0.031      0.010         0.031      0.032
                         -------  -------    -------       -------    -------
Distributions
 Net investment income..  (0.030)  (0.031)    (0.010)       (0.031)    (0.032)
                         -------  -------    -------       -------    -------
Net Asset Value, End of
 Period................. $ 1.000  $ 1.000    $ 1.000       $ 1.000    $ 1.000
                         =======  =======    =======       =======    =======
Total Return............    3.04%    3.15%      3.12%(b)      3.15%      3.22%
Ratios/Supplemental
 Data:
 Net Assets at end of
  period (000).......... $27,926  $55,429    $17,116       $43,611    $57,640
 Ratio of expenses to
  average net assets....    0.62%    0.52%      0.68%(c)      0.54%      0.54%
 Ratio of net investment
  income to average net
  assets................    3.00%    3.10%      2.82%(c)      3.11%      3.15%
 Ratio of expenses to
  average net assets*...    0.97%    0.72%      1.03%(c)      0.74%      0.74%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) through July 31, 1996 was 0.95%.
(c) Annualized.
                      See notes to financial statements.

AMSOUTH FUNDS
Supplemental Information

                         Results of Shareholder Meeting
                                  (Unaudited)

Proxy:

On February 22, 2000, a Special Meeting of Shareholders of the AmSouth Regional Equity Fund was held to consider the following proposal. The actual vote tabulation is as follows:

Proposal:

To approve a plan of reorganization by AmSouth Funds providing for the transfer of all of the assets of AmSouth Regional Equity Fund ("AmSouth Regional Equity") to AmSouth Value Fund ("AmSouth Value") in exchange for shares of AmSouth Value Fund.

Fund                                                 Affirmative Against Abstain
----                                                 ----------- ------- -------
AmSouth Regional Equity Fund........................  1,696,021  25,546   8,304

INVESTMENT ADVISOR                        [LOGO OF AMSOUTH MUTUAL FUNDS]
[LOGO OF AMSOUTH]                              SEMI-ANNUAL REPORT
AmSouth Bank                                    January 31, 2000
1901 Sixth Avenue North
Birmingham, AL 35203

Investment Sub-Advisors
(Equity Income Fund Only)
Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh, PA 15222

(Capital Growth Fund Only)
Peachtree Asset Management
A Division of Solomon Smith Barney
Fund Management, LLC
One Peachtree Center
Atlanta, GA 30308

(Small Cap Fund Only)
Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

(Select Equity and Enhanced Market Funds)
Oakbrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle, IL 60532

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Ernst & Young LLP
10 West Broad St.
Columbus, OH 43215

                                                               [LOGO OF AMSOUTH]
                                                                  AMSOUTH BANK
                                                              Investment Advisor